UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 11 of its series.

Wells Fargo Advantage Emerging Markets Local Bond Fund, Wells Fargo Advantage International Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Diversified International Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Emerging Markets Equity Income Fund, Wells Fargo Advantage Emerging Markets Equity Select Fund, Wells Fargo Advantage Global Opportunities Fund, Wells Fargo Advantage International Equity Fund, and Wells Fargo Advantage Intrinsic World Equity Fund. Each series has an October 31 fiscal year end.

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Emerging Markets Local Bond Fund

Annual Report

October 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Local Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Local Bond Fund for the 12-month period that ended October 31, 2014. The period was marked by a strong U.S. dollar, low interest rates, and sluggish growth outside the U.S.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It tapered the size of its quantitative easing program each month until the program ended in October 2014 and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB released details of its asset-backed securities purchase program and the new covered bond purchase program, which are scheduled to begin in the fourth quarter of 2014. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was sluggish outside the U.S.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower over the course of the reporting period, reaching 5.8% as of October 2014. More than 200,000 jobs were added to payrolls each month between February and October 2014. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product rose 0.2% in the third quarter of 2014 from the preceding quarter. Within the eurozone’s report on economic activity, Germany managed to avoid a recession and Greece showed two consecutive quarters of growth. The region’s unemployment rate remained high at 11.5% in September 2014. Japan’s economy faltered in reaction to a sales-tax increase despite Prime Minister Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.35% at the end of October 2014 compared with 0.85% for 10-year German bund yields, 150 basis points higher. This is largely attributed to the Fed being closer to eventually increasing interest rates while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity is healthier than Europe’s.

Within emerging markets, declining commodity prices contributed to weak growth in export-oriented countries. Russia was hurt by sanctions due to its involvement in the Ukraine crisis. China faced slowing growth and peaceful but widespread political dissent in Hong Kong over the process for selecting political candidates. Meanwhile, Brazilian president Dilma Rousseff secured her re-election by a narrow margin, and many investors expected Brazil’s disappointing economic policies to continue.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	3

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisers, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of October 31, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WLBAX)	5-31-2012	(8.46)	(1.19)	(4.11)	0.71	1.85	1.23
Class C (WLBEX)	5-31-2012	(5.83)	(0.08)	(4.92)	(0.08)	2.60	1.98
Administrator Class (WLBDX)	5-31-2012	–	–	(4.10)	0.79	1.79	1.10
Institutional Class (WLBIX)	5-31-2012	–	–	(3.83)	1.02	1.52	0.90
JPMorgan GBI EM Global Diversified Composite Index[3]	–	–	–	(2.68)	2.64	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	5

Growth of $10,000 investment[4] as of October 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

3.	The JPMorgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Composite Index is an unmanaged index of debt instruments of 16 emerging countries. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the JPMorgan GBI EM Global Diversified Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the JPMorgan GBI EM Global Diversified Composite Index, during the 12-month period ended October 31, 2014, primarily due to its shorter duration position.

■	Overweight allocations to high-grade sovereign debt also detracted from performance.

■	Country and currency positioning were positive contributors to performance.

■	Exposure to emerging markets corporate debt added to performance

Emerging markets bonds have performed well over the past year, but currencies—particularly versus the U.S. dollar—have struggled.

The Fund’s exposure to the bond markets of Brazil, Poland, and South Africa added value over the past year, as did its underweight to the bond markets of Malaysia and Thailand. Positioning in Russian bonds detracted from value, partly due to the country’s assets being negatively affected by the conflict in Ukraine and the imposition of sanctions and partly due to an underweight position during a temporary rally in the second quarter of 2014.

The Fund’s currency allocation contributed to results, helped by underweight allocations to the Russian ruble and Turkish lira, which were the main positive contributors to performance. An underweight allocation to the Chilean peso detracted, as did an underweight to the Indonesia rupee in the first quarter of 2014. The Fund’s lower duration compared with the benchmark accounted for much of the underperformance, while positions in U.S. dollar-denominated high-yield emerging markets credits added modestly to performance.

Ten largest long-term holdings[5] (%) as of October 31, 2014
Poland, 3.25%, 7-25-2019	10.02
Brazil, 10.00%, 1-1-2025	5.90
Brazil, 10.00%, 1-1-2019	4.99
Thailand, 3.25%, 6-16-2017	4.86
Republic of South Africa, 8.00%, 12-21-2018	4.70
Malaysia, 3.26%, 3-1-2018	4.50
Malaysia, 4.26%, 9-15-2016	3.75
Indonesia, 8.38%, 3-15-2024	3.68
Turkey, 9.00%, 3-8-2017	3.67
Columbia, 7.00%, 5-4-2022	3.56

A winding down of quantitative easing in the United States has supported the dollar.

The performance of emerging markets bond and currency markets have diverged over the past year, with gains on the former contrasting with losses on the latter versus the U.S. dollar. It’s striking that such a large portion of overall emerging markets currency losses are due to the performance of just two months of the past year—January and September 2014. Emerging markets bonds have been well supported by below-trend growth, with moderating inflation (aided by lower commodity prices) and continued investor interest also playing a role.

We reduced the Fund’s allocation to the Russian bond market and currency in March 2014 as the geopolitical situation in Ukraine deteriorated, and the Fund was significantly underweight in Russia versus the benchmark as of October 31, 2014. Overweight positions in Poland and Romania have added to performance and are well placed for further gains, aided by interest rate cuts and the eurozone’s tepid growth and threatening deflation. 2014 has seen a slew of elections across the emerging markets world, and pre-election jitters created some interesting entry points. The Fund moved to overweight the Indonesian bond market and currency in the second quarter of 2014, when continued oil price declines helped the government in its efforts to reduce fuel subsidies.

On the currency front, we increased the Fund’s exposure to the U.S. dollar largely at the expense of Eastern European currencies, with the latter’s close ties to the eurozone creating vulnerabilities. The Fund is also overweight Asian currencies, looking to capitalize on good macroeconomic fundamentals and the stronger U.S. growth story. Latin America offered pockets of value, although concerns about elevated levels of volatility resulted in the Fund moving to neutral allocations to the Brazilian real and Mexican peso.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	7

Portfolio allocation[6] as of October 31, 2014

Global growth remains below potential, and falling commodity prices speak to ongoing disinflation.

As well as in addition to the divergence between the performance of emerging markets bond and currency markets, 2014 has also been notable for divergence between the core developed markets. An end to quantitative easing in the United States contrasts with continued (and increasing) monetary support in the eurozone and Japan. Investor interest in emerging markets bonds remains buoyant, with higher yields and seemingly strong fundamentals arguing in favor of continued allocation.

With global growth sluggish, we believe the outlook for emerging markets bonds is generally favorable,

particularly when focusing on countries with seemingly good macroeconomic fundamentals and attractive real yields. We expect slumping commodity prices will work to keep inflationary pressures contained, particularly in those countries with elevated energy import bills. We believe the outlook for emerging markets currencies is more clouded though, with the strong U.S. dollar story of recent weeks expected to continue. We believe investors should benefit from differentiating between different emerging markets regions and currencies, with Eastern Europe looking more vulnerable than its peers at present.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Local Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-01-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$977.95	$6.13	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Class C
Actual	$1,000.00	$974.56	$9.85	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98%
Administrator Class
Actual	$1,000.00	$977.97	$5.48	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class
Actual	$1,000.00	$980.15	$4.49	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Local Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Foreign Corporate Bonds and Notes @: 21.24%

Brazil: 0.62%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75%	5-22-2018	460,000	$159,651

Germany: 6.12%
KfW (Financials, Banks, TRY)	5.00	1-16-2017	625,000	264,268
KfW (Financials, Banks, TRY)	7.75	2-3-2016	600,000	268,922
KfW (Financials, Banks, TRY)	8.50	4-15-2015	1,000,000	450,498
Landwirtschaftliche Rentenbank (Financials, Banks, ZAR)	8.25	5-23-2022	6,400,000	585,825

				1,569,513

Luxembourg: 2.63%
European Investment Bank (Financials, Banks, HUF)	6.25	10-27-2016	22,000,000	96,565
European Investment Bank (Financials, Banks, HUF)	6.50	1-5-2015	80,000,000	327,790
European Investment Bank (Financials, Banks, ZAR)	9.00	3-31-2021	2,600,000	249,203

				673,558

Mexico: 3.10%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	6.45	12-5-2022	3,000,000	218,680
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	7.13	12-9-2024	2,750,000	205,460
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	2,500,000	188,118
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN)	7.65	11-24-2021	2,300,000	181,666

				793,924

Netherlands: 2.01%
Rabobank Nederland (Financials, Banks, TRY)	6.13	5-2-2017	460,000	195,453
Rabobank Nederland (Financials, Banks, ZAR)	7.50	3-24-2021	3,600,000	319,513

				514,966

United States: 6.76%
Inter-American Development Bank (Financials, Banks, IDR)	7.25	7-17-2017	8,500,000,000	699,095
International Bank for Reconstruction & Development (Financials, Banks, ZAR)	7.00	6-7-2023	5,600,000	474,371
International Bank for Reconstruction & Development (Financials, Banks, MXN)	7.50	3-5-2020	6,600,000	560,911

				1,734,377

Total Foreign Corporate Bonds and Notes (Cost $6,006,832)				5,445,989

Foreign Government Bonds @: 71.99%
Brazil (BRL)	10.00	1-1-2019	3,300,000	1,233,958
Brazil (BRL)	10.00	1-1-2025	4,085,000	1,455,265
Colombia (COP)	7.75	4-14-2021	975,000,000	515,719
Colombia (COP)	7.00	5-4-2022	1,825,000,000	913,041
Hungary (HUF)	6.75	11-24-2017	99,500,000	453,946
Indonesia (IDR)	7.38	9-15-2016	11,000,000,000	907,034
Indonesia (IDR)	8.38	3-15-2024	11,180,000,000	945,004
Malaysia (MYR)	3.26	3-1-2018	3,835,000	1,153,418
Malaysia (MYR)	4.26	9-15-2016	3,125,000	963,083
Mexico (MXN)	7.75	11-13-2042	10,400,000	863,608

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Local Bond Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Mexico (MXN)	10.00%	12-5-2024	3,000,000	$291,223
Nigeria (NGN)	15.10	4-27-2017	80,000,000	510,474
Poland (PLN)	3.25	7-25-2019	8,200,000	2,570,273
Republic of South Africa (ZAR)	8.00	12-21-2018	12,850,000	1,204,654
Romania (RON)	5.85	4-26-2023	2,350,000	769,887
Russia (RUB)	7.00	1-25-2023	42,250,000	829,081
Russia (RUB)	7.50	3-15-2018	25,400,000	549,218
Thailand (THB)	3.25	6-16-2017	39,750,000	1,247,674
Turkey (TRY)	6.30	2-14-2018	340,000	144,710
Turkey (TRY)	9.00	3-8-2017	2,055,000	940,752

Total Foreign Government Bonds (Cost $20,883,599)				18,462,022

Yankee Corporate Bonds and Notes: 2.19%

Brazil: 1.40%
ITAU Unibanco Holding SA (Financials, Banks)	5.13	5-13-2023	$200,000	200,000
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	150,000	158,346

				358,346

United Kingdom: 0.79%
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	200,000	204,000

Total Yankee Corporate Bonds and Notes (Cost $564,132)				562,346

	Yield		Shares
Short-Term Investments: 2.33%

Investment Companies: 2.33%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		597,393	597,393

Total Short-Term Investments (Cost $597,393)				597,393

Total investments in securities (Cost $28,051,956) *	97.75%	25,067,750
Other assets and liabilities, net	2.25	576,124

Total net assets	100.00%	$25,643,874

@	Foreign bond and note principal is denominated in the local currency of the issuer.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $28,057,847 and unrealized gains (losses) consists of:

Gross unrealized gains	$67,704
Gross unrealized losses	(3,057,801)

Net unrealized losses	$(2,990,097)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2014	Wells Fargo Advantage Emerging Markets Local Bond Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $27,454,563)	$24,470,357
In affiliated securities, at value (cost $597,393)	597,393

Total investments, at value (cost $28,051,956)	25,067,750
Foreign currency, at value (cost $46,282)	46,235
Receivable for interest	587,966
Unrealized gains on forward foreign currency contracts	120,632
Prepaid expenses and other assets	28,957

Total assets	25,851,540

Liabilities
Unrealized losses on forward foreign currency contracts	148,750
Advisory fee payable	2,416
Distribution fees payable	317
Administration fees payable	3,113
Professional fees payable	35,702
Accrued expenses and other liabilities	17,368

Total liabilities	207,666

Total net assets	$25,643,874

NET ASSETS CONSIST OF
Paid-in capital	$28,899,717
Undistributed net investment income	131,771
Accumulated net realized losses on investments	(351,471)
Net unrealized losses on investments	(3,036,143)

Total net assets	$25,643,874

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$614,824
Shares outstanding – Class A1	69,357
Net asset value per share – Class A	$8.86
Maximum offering price per share – Class A2	$9.28
Net assets – Class C	$499,040
Shares outstanding – Class C1	56,645
Net asset value per share – Class C	$8.81
Net assets – Administrator Class	$12,234,603
Shares outstanding – Administrator Class[1]	1,377,450
Net asset value per share – Administrator Class	$8.88
Net assets – Institutional Class	$12,295,407
Shares outstanding – Institutional Class[1]	1,383,430
Net asset value per share – Institutional Class	$8.89

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Local Bond Fund	Statement of operations—year ended October 31, 2014

Investment income
Interest (net of foreign withholding taxes of $22,097)	$1,717,438
Income from affiliated securities	408

Total investment income	1,717,846

Expenses
Advisory fee	170,288
Administration fees
Fund level	13,100
Class A	1,222
Class C	816
Administrator Class	12,438
Institutional Class	9,989
Shareholder servicing fees
Class A	1,911
Class C	1,275
Administrator Class	31,095
Distribution fees
Class C	3,824
Custody and accounting fees	27,031
Professional fees	49,257
Registration fees	51,169
Shareholder report expenses	3,666
Trustees’ fees and expenses	14,791
Other fees and expenses	5,813

Total expenses	397,685
Less: Fee waivers and/or expense reimbursements	(128,997)

Net expenses	268,688

Net investment income	1,449,158

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(1,363,831)
Forward foreign currency contract transactions	(3,820)

Net realized losses on investments	(1,367,651)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,090,857)
Forward foreign currency contract transactions	(63,544)

Net change in unrealized gains (losses) on investments	(1,154,401)

Net realized and unrealized gains (losses) on investments	(2,522,052)

Net decrease in net assets resulting from operations	$(1,072,894)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Local Bond Fund	13

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$1,449,158		$1,256,630
Net realized gains (losses) on investments		(1,367,651)		831,853
Net change in unrealized gains (losses) on investments		(1,154,401)		(2,947,870)

Net decrease in net assets resulting from operations		(1,072,894)		(859,387)

Distributions to shareholders from
Net investment income
Class A		(23,586)		(43,800)
Class C		(14,343)		(31,393)
Administrator Class		(370,005)		(835,457)
Institutional Class		(378,646)		(872,324)
Net realized gains
Class A		(10,670)		(10,611)
Class C		(7,606)		(10,327)
Administrator Class		(184,754)		(237,700)
Institutional Class		(185,459)		(237,957)

Total distributions to shareholders		(1,175,069)		(2,279,569)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,981	146,922	30,903	325,284
Class C	421	3,600	4,297	46,499
Institutional Class	156	1,446	0	0

		151,968		371,783

Reinvestment of distributions
Class A	3,790	34,256	5,235	54,411
Class C	2,424	21,949	3,981	41,720
Administrator Class	61,225	554,759	102,729	1,073,157
Institutional Class	62,321	564,105	106,394	1,110,281

		1,175,069		2,279,569

Payment for shares redeemed
Class A	(26,442)	(236,163)	(13,701)	(134,299)
Class C	(421)	(3,714)	(4,448)	(44,699)

		(239,877)		(178,998)

Net increase in net assets resulting from capital share transactions		1,087,160		2,472,354

Total decrease in net assets		(1,160,803)		(666,602)

Net assets
Beginning of period		26,804,677		27,471,279

End of period		$25,643,874		$26,804,677

Undistributed net investment income		$131,771		$558,644

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.48 [2]	0.44	0.11
Net realized and unrealized gains (losses) on investments	(0.89)	(0.76)	0.85

Total from investment operations	(0.41)	(0.32)	0.96
Distributions to shareholders from
Net investment income	(0.30)	(0.65)	(0.11)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.41)	(0.85)	(0.11)
Net asset value, end of period	$8.86	$9.68	$10.85
Total return[3]	(4.11)%	(3.28)%	9.67%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.84%	2.20%
Net expenses	1.23%	1.23%	1.23%
Net investment income	5.31%	4.41%	2.62%
Supplemental data
Portfolio turnover rate	99%	85%	120%
Net assets, end of period (000s omitted)	$615	$736	$581

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.41	0.36	0.08
Net realized and unrealized gains (losses) on investments	(0.88)	(0.75)	0.85

Total from investment operations	(0.47)	(0.39)	0.93
Distributions to shareholders from
Net investment income	(0.29)	(0.58)	(0.08)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.40)	(0.78)	(0.08)
Net asset value, end of period	$8.81	$9.68	$10.85
Total return[2]	(4.92)%	(4.00)%	9.35%
Ratios to average net assets (annualized)
Gross expenses	2.44%	2.60%	2.95%
Net expenses	1.98%	1.98%	1.98%
Net investment income	4.55%	3.59%	1.89%
Supplemental data
Portfolio turnover rate	99%	85%	120%
Net assets, end of period (000s omitted)	$499	$525	$547

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012[1]
Net asset value, beginning of period	$9.69	$10.85	$10.00
Net investment income	0.49	0.46	0.12
Net realized and unrealized gains (losses) on investments	(0.89)	(0.76)	0.85

Total from investment operations	(0.40)	(0.30)	0.97
Distributions to shareholders from
Net investment income	(0.30)	(0.66)	(0.12)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.41)	(0.86)	(0.12)
Net asset value, end of period	$8.88	$9.69	$10.85
Total return[2]	(4.10)%	(3.13)%	9.72%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.79%	2.16%
Net expenses	1.10%	1.10%	1.10%
Net investment income	5.43%	4.48%	2.77%
Supplemental data
Portfolio turnover rate	99%	85%	120%
Net assets, end of period (000s omitted)	$12,235	$12,754	$13,166

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.51	0.48	0.13
Net realized and unrealized gains (losses) on investments	(0.88)	(0.76)	0.85

Total from investment operations	(0.37)	(0.28)	0.98
Distributions to shareholders from
Net investment income	(0.31)	(0.69)	(0.13)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.42)	(0.89)	(0.13)
Net asset value, end of period	$8.89	$9.68	$10.85
Total return[2]	(3.83)%	(2.97)%	9.82%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.52%	1.94%
Net expenses	0.90%	0.90%	0.90%
Net investment income	5.63%	4.68%	2.97%
Supplemental data
Portfolio turnover rate	99%	85%	120%
Net assets, end of period (000s omitted)	$12,295	$12,790	$13,177

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	19

foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, foreign currency transactions, and investment in certain securities. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(42)	$(1,089,451)	$1,089,493

As of October 31, 2014, the Fund had capital loss carryforwards which consist of $45,848 in short-term capital losses and $305,623 in long-term capital losses.

20	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Foreign corporate bonds and notes	$0	$5,445,989	$0	$5,445,989

Foreign government bonds	0	18,462,022	0	18,462,022

Yankee corporate bonds and notes	0	562,346	0	562,346

Short-term investments
Investment companies	597,393	0	0	597,393
	597,393	24,470,357	0	25,067,750
Forward foreign currency contracts	0	120,632	0	120,632
Total assets	$597,393	$24,590,989	$0	$25,188,382
Liabilities

Forward foreign currency contracts	$0	$148,750	$0	$148,750
Total liabilities	$0	$148,750	$0	$148,750

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	21

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A shares, 1.98% for Class C shares, 1.10% for Administrator Class shares, and 0.90% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2014, Funds Distributor received $138 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $25,646,527 and $24,464,698, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

22	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized losses
11-12-2014	State Street Bank	3,150,000	MYR	$957,083	$981,737	$(24,654)
12-5-2014	State Street Bank	7,000,000	MXN	518,826	532,303	(13,477)
1-22-2015	State Street Bank	25,500,000	THB	780,191	785,643	(5,452)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
11-28-2014	State Street Bank	960,000	TRY	$429,445	$419,366	$(10,079)
11-28-2014	State Street Bank	1,765,000	TRY	789,553	756,018	(33,535)
11-28-2014	State Street Bank	5,500,000	ZAR	496,695	508,656	11,961
11-28-2014	State Street Bank	14,525,000	ZAR	1,311,727	1,267,209	(44,518)
12-5-2014	State Street Bank	7,000,000	MXN	518,826	516,578	(2,248)
12-8-2014	State Street Bank	228,375,000	HUF	928,028	920,422	(7,606)
12-8-2014	State Street Bank	5,235,000	PLN	1,551,384	1,557,572	6,188
12-8-2014	State Street Bank	2,710,000	RON	769,092	765,189	(3,903)
12-8-2014	State Street Bank	61,875,000	RUB	1,424,918	1,527,401	102,483
1-23-2015	State Street Bank	1,150,000	BRL	453,640	450,362	(3,278)

The Fund had average contract amounts of $3,397,923 and $3,276,955 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$120,632*	$(120,632)	$0	$0
*	Amount represents net unrealized gains.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	23

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$148,750**	$(120,632)	$0	$28,118
**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $50 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	Year ended October 31
	2014	2013
Ordinary income	$1,162,102	$2,279,569
Long-term capital gain	12,967	0

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$137,661	$(3,042,034)	$(351,471)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Emerging Markets Local Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from May 31, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Local Bond Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from May 31, 2012 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $12,967 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, $83,955 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2014, $375,522 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	29

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified Composite Index, for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the limited time period of performance to review and noted that it would continue to monitor the performance of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

30	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Emerging Markets Local Bond Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229596 12-14 A261/AR261 10-14

Wells Fargo Advantage

International Bond Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage International Bond Fund for the 12-month period that ended October 31, 2014. The period was marked by a strong U.S. dollar, low interest rates, and sluggish growth outside the U.S.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It tapered the size of its quantitative easing program each month until the program ended in October 2014 and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB released details of its asset-backed securities purchase program and the new covered bond purchase program, which are scheduled to begin in the fourth quarter of 2014. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was sluggish outside the U.S.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower over the course of the reporting period, reaching 5.8% as of October 2014. More than 200,000 jobs were added to payrolls each month between February and October 2014. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product rose 0.2% in the third quarter of 2014 from the preceding quarter. Within the eurozone’s report on economic activity, Germany managed to avoid a recession and Greece showed two consecutive quarters of growth. The region’s unemployment rate remained high at 11.5% in September 2014. Japan’s economy faltered in reaction to a sales-tax increase despite Prime Minister Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.35% at the end of October 2014 compared with 0.85% for 10-year German bund yields, 150 basis points higher (100 basis points=1%). This is largely attributed to the Fed being closer to eventually increasing interest rates while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Furthermore, U.S. economic activity is healthier than Europe’s.

Within emerging markets, declining commodity prices contributed to weak growth in export-oriented countries. Russia was hurt by sanctions due to its involvement in the Ukraine crisis. China faced slowing growth and peaceful but widespread political dissent in Hong Kong over the process for selecting political candidates. Meanwhile, Brazilian president Dilma Rousseff secured her reelection by a narrow margin, and many investors expected Brazil’s disappointing economic policies to continue.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Bond Fund	3

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns1 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(4.22)	1.38	3.71	0.26	2.32	4.19	1.05	1.03
Class B (ESIUX)*	9-30-2003	(5.23)	1.22	3.66	(0.44)	1.57	3.66	1.80	1.78
Class C (ESIVX)	9-30-2003	(1.52)	1.56	3.43	(0.52)	1.56	3.43	1.80	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	0.60	2.68	4.52	0.67	0.65
Administrator Class (ESIDX)	7-30-2010				0.43	2.51	4.37	0.99	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	0.55	2.65	4.51	0.72	0.70
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[4]	–	–	–	–	(2.64)	1.43	3.81	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset backed securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	5

Growth of $10,000 investment[5] as of October 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C, 0.65% for Class R6, 0.85% for Administrator Class, and 0.70% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market Ex. U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the BofA Merrill Lynch Global Broad Market Ex. U.S. Index, during the 12-month period that ended October 31, 2014.

■	The largest contributor to performance was country allocation. Currency allocation and duration also contributed to results.

■	Duration was a positive contributor to performance. The Fund’s duration was shorter than the index at the beginning of the period, was later lengthened, and ended the period at approximately 105% of index duration.

■	Detractors from performance included security selection, where certain high-yield bonds and some individual sovereign bonds underperformed.

Ten largest long-term holdings[6] (%) as of October 31, 2014
Malaysia, 3.31%, 10-31-2017	4.54
Australia, 3.25%, 4-21-2025	4.46
Poland, 4.00%, 10-25-2023	4.43
Bonos y Obligaciones del Estado, 5.15%, 10-31-2044	4.04
New Zealand, 5.50%, 4-15-2023	4.01
Bonos y Obligaciones del Estado, 2.75%, 10-31-2024	3.99
Italy Buoni Poliennali del Tesoro, 4.75%, 9-1-2028	3.51
Sweden Series 1052, 4.25%, 3-12-2019	2.92
Thailand, 3.88%, 6-13-2019	2.90
Italy Buoni Poliennali del Tesoro, 3.75%, 9-1-2024	2.89

We found attractive investment opportunities for international bond investors.

Despite some temporary risk aversion from investors during the past year when a less accommodative monetary policy in the U.S. would lead to higher interest rates, the backdrop for investing in international bonds has been and appears to remain compelling.

Although the U.S. and the U.K. have the strongest growth, their growth has been subtrend and we have been concerned that the withdrawal of accommodation by central banks will hurt what growth there is. In fact, quantitative easing (QE) could be reintroduced at a later stage. Problems in the eurozone remain, and the European Central Bank (ECB) is therefore likely to remain accommodative for some time to come, including starting its own QE program. In contrast to the eurozone’s disinflationary/deflationary backdrop, the higher-yield markets remain a good value, in our opinion.

Portfolio allocation[7] as of October 31, 2014

Country allocations were the largest contributor to performance.

The largest contributor within country allocation was the Fund’s underweight to the Japanese bond market. However, overweight positions to a broad selection of the smaller markets also made a major contribution. These included Australia, Brazil, Hungary, Mexico, New Zealand, Poland, South Africa, South Korea, and Sweden. An underweight allocation to core Europe (France and Germany) was a small detractor from results. Within the reporting period, the Fund had held a small allocation to the Russian bond market but the increased geopolitical turmoil prompted us to sell the position, which cost approximately 0.15% in bond and currency.

Our underweight to the Japanese yen and the euro were the main positive contributors to currency performance. This positive currency performance was partly offset by some of the smaller currencies (including Australia, Brazil, South Korea, Malaysia, Norway, Poland, and the already mentioned Russia) and the cost of hedging, but the currency positioning was positive overall.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	7

Duration was a positive contributor to performance. The Fund’s duration was shorter than the index at the beginning of the period, was later lengthened, and ended the period at approximately 105% of index duration. Generally, yield-curve positioning was positive, although an underweight to the long end of the market was a detractor to performance. Within sectors, an underweight allocation to mortgage-backed securities helped. Out-of-index allocations to high-yield and emerging debt were both positive contributors to performance.

We favor smaller economies over older, developed economies.

Our strategic view continues to find developed, industrialized, lower-yielding economies with structural problems less attractive places to invest than economies with healthier, more sustainable growth, lower deficits or surpluses, and central banks that have the ability to maneuver freely. The low yields (both nominal and real) and poor debt dynamics of the old industrial economies make these markets poor value. We continue to underweight these markets in favor of smaller economies, which we think have not only higher yields but also healthier fundamentals. This is a continuing theme that we have followed since 2009, and we believe it is likely to continue to add value for the remainder of 2014 and into 2015. Value in the European periphery has declined along with their yields, but the deflation in the eurozone, along with the very supportive stance at the ECB, makes these still preferable to other developed markets in our opinion. Bond markets we like and have overweight allocations to include Australia, Brazil, Italy, Korea, Malaysia, Mexico, Norway, Poland, Spain, Sweden, South Africa, and Thailand. One concern we have at present is that the U.S. dollar is likely to continue to appreciate. Growth in the U.S. is higher than elsewhere and many investors expect that U.S. interest rates will rise sooner than elsewhere, both of which are likely to fuel a dollar rally. While nothing will move in a straight line, we have hedged a portion (10%) of the Fund back to the U.S. dollar to protect U.S. investors, and we continue to monitor the situation.

8	Wells Fargo Advantage International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-01-2014	Ending account value 10-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$973.24	$5.12	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000.00	$970.38	$8.74	1.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94	1.76%
Class C
Actual	$1,000.00	$975.11	$8.86	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
R6 Class
Actual	$1,000.00	$970.08	$3.23	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$974.53	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class
Actual	$1,000.00	$975.58	$3.49	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 1.29%

United States: 1.29%
NBCUniversal Media LLC (Consumer Discretionary, Media)	2.88%	1-15-2023	$1,265,000	$1,251,714
Priceline Group Incorporated (Consumer Discretionary, Internet & Catalog Retail)	2.38	9-23-2024	6,809,000	8,747,791
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)	3.25	2-17-2026	4,864,000	6,899,332

Total Corporate Bonds and Notes (Cost $17,237,844)				16,898,837

Foreign Corporate Bonds and Notes @: 19.93%

Australia: 0.98%
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,367,000	1,307,758
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.75	5-16-2022	7,782,000	11,550,773

				12,858,531

Belgium: 0.51%
Anheuser-Busch InBev NV (Consumer Staples, Beverages, EUR)	2.88	9-25-2024	4,864,000	6,752,093

Bermuda: 0.54%
Bacardi Limited (Consumer Staples, Beverages, EUR)	2.75	7-3-2023	5,204,000	7,101,758

Brazil: 0.35%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	13,137,000	4,559,433

Cayman Islands: 0.10%
Brakes Capital (Consumer Discretionary, Diversified Consumer Services, GBP) 144A	7.13	12-15-2018	825,000	1,286,759

Czech Republic: 0.80%
EP Energy LLC (Energy, Oil, Gas & Consumable Fuels, EUR)	5.88	11-1-2019	7,295,000	10,457,554

France: 1.59%
Autoroutes Du Sud de la France (Industrials, Transportation Infrastructure, EUR)	2.95	1-17-2024	7,100,000	9,925,670
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	3.31	1-25-2023	4,200,000	5,783,132
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	4.73	5-26-2021	3,400,000	5,105,959

				20,814,761

Germany: 2.13%
Daimler AG (Consumer Discretionary, Automobiles, EUR)	2.25	1-24-2022	2,140,000	2,909,614
HP Pelzer Holdings (Consumer Discretionary, Auto Components, EUR) 144A	7.50	7-15-2021	1,865,000	2,428,460
KfW (Financials, Banks, NOK)	5.00	1-16-2017	3,745,000	1,583,493
KfW (Financials, Banks, AUD)	5.00	3-19-2024	16,755,000	15,941,375
Volkswagen Leasing GmbH Company (Financials, Consumer Finance, EUR)	2.63	1-15-2024	3,726,000	5,142,698

				28,005,640

Ireland: 0.62%
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	4.13	9-13-2023	4,700,000	8,113,990

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Italy: 0.40%
Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR)	3.63%	3-19-2019	2,900,000	$4,089,282
Marcolin SpA (Consumer Discretionary, Personal Products, EUR) 144A(i)	8.50	11-15-2019	900,000	1,151,802

				5,241,084

Luxembourg: 2.59%
Befesa Zinc Aser SA (Utilities, Water Utilities, EUR)	8.88	5-15-2018	2,925,000	3,837,814
European Investment Bank (Financials, Banks, NOK)	3.00	5-22-2019	34,530,000	5,423,989
European Investment Bank (Financials, Banks, NZD)	4.75	1-22-2019	10,116,000	8,056,833
European Investment Bank (Financials, Banks, AUD)	6.50	8-7-2019	8,172,000	8,139,912
European Investment Bank (Financials, Banks, ZAR)	9.00	3-31-2021	5,790,000	554,955
Gestamp Funding Luxembourg SA (Consumer Discretionary, Auto Components, EUR)	5.88	5-31-2020	2,400,000	3,164,705
Heidelbergcement AG (Industrials, Building Products, EUR)	8.50	10-31-2019	1,683,000	2,724,380
Play Finance 2 SA (Telecommunication Services, Wireless Telecommunication Services, EUR) 144A	5.25	2-1-2019	1,600,000	2,070,204

				33,972,792

Mexico: 0.73%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, EUR)	3.00	7-12-2021	5,836,000	8,119,465
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	7.13	12-9-2024	9,750,000	728,449
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	9,532,000	717,258

				9,565,172

Netherlands: 1.57%
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment, EUR)	3.38	9-19-2023	400,000	564,984
Cable Communications Systems NV (Consumer Discretionary, Media, EUR)	7.50	11-1-2020	1,550,000	2,000,654
Gas Natural Fenosa (Energy, Oil, Gas & Consumable Fuels, EUR)	3.88	4-11-2022	2,200,000	3,216,919
Grupo Isolux Corsan Finance BV (Industrials, Construction & Engineering, EUR) 144A	6.63	4-15-2021	2,400,000	2,887,258
Heineken NV (Consumer Staples, Beverages, EUR)	2.13	8-4-2020	3,736,000	4,988,097
Nyrstar Netherlands Holdings BV (Materials, Metals & Mining, EUR) 144A	8.50	9-15-2019	1,050,000	1,309,229
Portaventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR) 144A	7.25	12-1-2020	750,000	944,562
Portaventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	7.25	12-1-2020	2,000,000	2,518,832
Samvardhana Motherson Automotive Systems Group (Consumer Discretionary, Auto Components, EUR) 144A	4.13	7-15-2021	1,800,000	2,188,564

				20,619,099

Norway: 0.98%
Kommunalbanken AS (Financials, Banks, AUD)	5.25	7-15-2024	12,650,000	12,143,605
Lock AS (Financials, Diversified Financial Services, EUR) 144A	7.00	8-15-2021	600,000	770,687

				12,914,292

Philippines: 0.64%
Asian Development Bank (Financials, Banks, AUD)	3.75	3-12-2025	9,731,000	8,427,113

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Spain: 0.43%
Gas Natural Fenosa (Energy, Oil, Gas & Consumable Fuels, EUR)	2.88%	3-11-2024	1,000,000	$1,366,823
Telefonica Emisiones S.A.U. (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.99	1-23-2023	2,900,000	4,240,629

				5,607,452

Sweden: 1.35%
Nordea Hypotek AB (Financials, Diversified Financial Services, SEK)	2.25	6-19-2019	122,600,000	17,666,411

United Kingdom: 3.34%
B.A.T. International Finance plc (Financials, Diversified Financial Services, EUR)	2.75	3-25-2025	2,615,000	3,597,923
FirstGroup plc (Industrials, Road & Rail, GBP)	5.25	11-29-2022	3,020,000	5,216,375
GHD Bondco plc (Consumer Discretionary, Distributors, GBP)	7.00	4-15-2020	1,975,000	2,859,581
Heathrow Funding Limited (Industrials, Transportation Infrastructure, EUR)	1.88	5-23-2024	4,961,000	6,428,065
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	2.25	2-26-2021	4,669,000	6,121,214
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP)	8.25	3-15-2020	2,255,000	3,959,039
Matalan Finance plc (Financials, Consumer Finance, GBP)	6.88	6-1-2019	2,000,000	3,060,227
R&R Ice Cream plc (Consumer Staples, Food & Staples Retailing, GBP)	5.50	5-15-2020	1,760,000	2,731,009
TES Finance plc (Financials, Diversified Financial Services, GBP)	6.75	7-15-2020	1,750,000	2,589,795
Tesco plc (Consumer Staples, Food & Staples Retailing, GBP)	6.13	2-24-2022	1,600,000	2,813,062
Twinkle Pizza plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP) 144A	6.63	8-1-2021	1,400,000	2,231,182
United Utilities Water plc (Utilities, Water Utilities, GBP)	5.75	3-25-2022	1,200,000	2,250,779

				43,858,251

United States: 0.28%
Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, EUR)	6.75	10-15-2018	1,868,000	2,335,266
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.25	2-17-2026	1,000,000	1,418,448

				3,753,714

Total Foreign Corporate Bonds and Notes (Cost $265,013,840)				261,575,899

Foreign Government Bonds @: 73.88%
Australia (AUD)	3.25	4-21-2025	67,140,000	58,528,981
Bonos y Obligaciones del Estado 144A (EUR)	2.75	10-31-2024	39,500,000	52,336,736
Bonos y Obligaciones del Estado 144A (EUR)	5.15	10-31-2044	32,400,000	53,072,987
Brazil (BRL)	10.00	1-1-2017	77,650,000	29,914,447
Brazil (BRL)	10.00	1-1-2019	73,100,000	27,353,529
Colombia (COP)	7.75	4-14-2021	1,630,000,000	862,177
Columbia (COP)	7.00	5-4-2022	6,650,000,000	3,326,972
Germany (NOK)	4.00	3-4-2016	38,910,000	5,967,067
Hungary (HUF)	6.75	11-24-2017	462,450,000	2,109,822
Indonesia (IDR)	7.88	4-15-2019	25,000,000,000	2,070,749
Indonesia (IDR)	8.38	3-15-2024	23,650,000,000	1,999,046
Indonesia (IDR)	10.00	7-15-2017	17,700,000,000	1,545,180
Italy Buoni Poliennali del Tesoro (EUR)	3.75	9-1-2024	27,040,000	37,979,186
Italy Buoni Poliennali del Tesoro 144A (EUR)	4.75	9-1-2028	30,639,000	46,106,571
Korea (KRW)	2.75	9-10-2017	26,840,000,000	25,517,551
Korea (KRW)	3.13	3-10-2019	39,000,000,000	37,756,867
Malaysia (MYR)	3.26	3-1-2018	8,002,000	2,406,689
Malaysia (MYR)	3.31	10-31-2017	197,482,000	59,540,410

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Malaysia (MYR)	4.26%	9-15-2016	6,542,000	$2,016,157
Mexico (MXN)	7.75	11-13-2042	322,220,000	26,756,900
Mexico (MXN)	10.00	12-5-2024	362,418,000	35,181,425
New Zealand (NZD)	5.50	4-15-2023	61,114,000	52,667,530
Nigeria (NGN)	15.10	4-27-2017	170,000,000	1,084,757
Norway (NOK)	3.75	5-25-2021	123,824,000	20,687,665
Norway (NOK)	4.50	5-22-2019	69,546,000	11,690,682
Norway (NOK)	2.00	5-24-2023	24,318,000	3,623,795
Poland (PLN)	3.25	7-25-2019	17,605,000	5,518,250
Poland (PLN)	4.00	10-25-2023	174,300,000	58,089,654
Province of British Columbia (AUD)	4.25	11-27-2024	14,090,000	12,639,517
Province of Ontario (AUD)	6.25	9-29-2020	13,230,000	13,150,319
Queensland Treasury (AUD)	5.75	7-22-2024	26,855,000	27,384,555
Republic of South Africa (ZAR)	7.75	2-28-2023	225,881,000	20,552,975
Republic of South Africa (ZAR)	8.00	12-21-2018	242,703,000	22,752,767
Romania (RON)	5.85	4-26-2023	5,010,000	1,641,334
Russia (RUB)	7.00	1-25-2023	40,448,000	793,720
Russia (RUB)	7.50	3-15-2018	54,256,000	1,173,164
State of New South Wales Australia (AUD)	5.00	8-20-2024	31,136,000	30,381,742
Sweden Series 1052 (SEK)	4.25	3-12-2019	241,710,000	38,334,872
Sweden Series 1057 (SEK)	1.50	11-13-2023	210,490,000	29,568,227
Thailand (THB)	3.25	6-16-2017	91,207,000	2,862,808
Thailand (THB)	3.88	6-13-2019	1,178,387,000	38,042,544
Turkey (TRY)	6.30	2-14-2018	6,473,000	2,755,026
Turkey (TRY)	9.00	3-8-2017	1,119,000	512,264
United Kingdom Gilt (GBP)	2.75	9-7-2024	15,661,000	26,155,739
United Kingdom Gilt (GBP)	3.25	1-22-2044	7,538,000	12,716,939
United Kingdom Gilt (GBP)	3.75	9-7-2021	5,374,000	9,653,233
United Kingdom Gilt (GBP)	4.75	12-7-2030	6,250,000	12,743,414

Total Foreign Government Bonds (Cost $1,002,003,683)				969,526,941

Yankee Corporate Bonds and Notes: 2.46%

Bermuda: 0.25%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75	2-16-2021	$525,000	569,625
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	5.00	10-19-2025	2,500,000	2,715,625

				3,285,250

Brazil: 0.52%
ITAU Unibanco Holding SA (Financials, Banks)	5.13	5-13-2023	450,000	450,000
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	6,016,000	6,350,670

				6,800,670

Cayman Islands: 0.25%
International Petroleum Investment Company Limited (Energy, Oil, Gas & Consumable Fuels)	5.00	11-15-2020	2,950,000	3,311,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Israel: 0.26%
B Communications Limited (Telecommunication Services, Diversified Telecommunication Services) 144A	7.38%	2-15-2021	$3,162,000	$3,367,846

Luxembourg: 0.06%
Petrobras International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.38	1-27-2021	837,000	856,971

Netherlands: 0.53%
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	3,200,000	3,712,000
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	2,950,000	3,200,750

				6,912,750

Peru: 0.28%
Banco De Credito Del Peru (Financials, Banks) 144A	4.25	4-1-2023	3,634,000	3,643,085

United Kingdom: 0.31%
British Sky Broadcasting Group plc (Consumer Discretionary, Media) 144A	3.13	11-26-2022	1,362,000	1,336,217
Enquest plc (Energy, Oil, Gas & Consumable Fuels) 144A	7.00	4-15-2022	1,200,000	1,074,000
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	1,600,000	1,632,000

				4,042,217

Total Yankee Corporate Bonds and Notes (Cost $30,997,687)				32,220,164

	Yield		Shares

Short-Term Investments: 1.48%

Investment Companies: 1.48%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		19,458,504	19,458,504

Total Short-Term Investments (Cost $19,458,504)				19,458,504

Total investments in securities (Cost $1,334,711,558) *	99.04%	1,299,680,345
Other assets and liabilities, net	0.96	12,620,022

Total net assets	100.00%	$1,312,300,367

@	Foreign bond and note principal is denominated in the local currency of the issuer.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation of illiquid is unaudited.

*	Cost for federal income tax purposes is $1,335,799,879 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,499,291
Gross unrealized losses	$(49,618,825)

Net unrealized losses	$(36,119,534)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Bond Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $1,315,253,054)	$1,280,221,841
In affiliated securities, at value (cost $19,458,504)	19,458,504

Total investments, at value (cost $1,334,711,558)	1,299,680,345
Foreign currency, at value (cost $5,976,152)	5,936,088
Receivable for investments sold	6,321,620
Receivable for Fund shares sold	2,409,768
Receivable for interest	15,244,954
Unrealized gains on forward foreign currency contracts	13,120,871
Prepaid expenses and other assets	49,394

Total assets	1,342,763,040

Liabilities
Payable for investments purchased	5,803,452
Payable for Fund shares redeemed	1,566,914
Unrealized losses on forward foreign currency contracts	21,947,897
Advisory fee payable	568,029
Distribution fees payable	8,736
Administration fees payable	170,986
Accrued expenses and other liabilities	396,659

Total liabilities	30,462,673

Total net assets	$1,312,300,367

NET ASSETS CONSIST OF
Paid-in capital	$1,342,934,908
Undistributed net investment income	2,633,136
Accumulated net realized gains on investments	11,303,537
Net unrealized losses on investments	(44,571,214)

Total net assets	$1,312,300,367

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$102,623,820
Shares outstanding – Class A1	9,462,794
Net asset value per share – Class A	$10.84
Maximum offering price per share – Class A2	$11.35
Net assets – Class B	$894,508
Shares outstanding – Class B1	82,769
Net asset value per share – Class B	$10.81
Net assets – Class C	$11,597,460
Shares outstanding – Class C1	1,083,416
Net asset value per share – Class C	$10.70
Net assets – Class R6	$5,729,090
Shares outstanding – Class R6[1]	526,351
Net asset value per share – Class R6	$10.88
Net assets – Administrator Class	$359,383,192
Shares outstanding – Administrator Class[1]	33,148,002
Net asset value per share – Administrator Class	$10.84
Net assets – Institutional Class	$832,072,297
Shares outstanding – Institutional Class[1]	76,528,165
Net asset value per share – Institutional Class	$10.87

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage International Bond Fund	15

Investment income
Interest (net of foreign withholding taxes of $247,698)	$62,108,811
Income from affiliated securities	11,679

Total investment income	62,120,490

Expenses
Advisory fee	7,563,078
Administration fees
Fund level	718,602
Class A	170,949
Class B	2,055
Class C	21,489
Class R6	918
Administrator Class	351,834
Institutional Class	768,602
Shareholder servicing fees
Class A	267,107
Class B	3,066
Class C	33,577
Administrator Class	878,150
Distribution fees
Class B	9,633
Class C	100,730
Custody and accounting fees	567,919
Professional fees	55,134
Registration fees	80,487
Shareholder report expenses	145,802
Trustees’ fees and expenses	6,881
Interest expense	5,196
Other fees and expenses	16,435

Total expenses	11,767,644
Less: Fee waivers and/or expense reimbursements	(664,432)

Net expenses	11,103,212

Net investment income	51,017,278

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(13,522,160)
Forward foreign currency contract transactions	(6,329,515)

Net realized losses on investments	(19,851,675)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(14,655,891)
Forward foreign currency contract transactions	(9,185,662)

Net change in unrealized gains (losses) on investments	(23,841,553)

Net realized and unrealized gains (losses) on investments	(43,693,228)

Net increase in net assets resulting from operations	$7,324,050

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Bond Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$51,017,278		$52,650,788
Net realized losses on investments		(19,851,675)		(5,183,740)
Net change in unrealized gains (losses) on investments		(23,841,553)		(98,104,311)

Net increase (decrease) in net assets resulting from operations		7,324,050		(50,637,263)

Distributions to shareholders from
Net investment income
Class A		(1,131,543)		(188,764)
Class B		(3,281)		0
Class C		(58,435)		(1,384)
Class R6		(51,175)		(104)[1]
Administrator Class		(4,290,193)		(503,737)
Institutional Class		(13,007,391)		(2,422,485)
Net realized gains
Class A		(3,719,413)		(1,427,842)
Class B		(57,769)		(36,299)
Class C		(526,829)		(239,783)
Class R6		(83,684)		(520)[1]
Administrator Class		(11,543,115)		(3,080,974)
Institutional Class		(36,033,594)		(13,023,314)

Total distributions to shareholders		(70,506,422)		(20,925,206)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,749,646	30,368,557	3,829,061	43,384,112
Class B	891	9,492	2,136	24,742
Class C	72,519	795,278	113,680	1,298,982
Class R6	408,110	4,564,894	215,271 [1]	2,422,295 [1]
Administrator Class	10,060,042	111,082,502	11,260,991	127,839,631
Institutional Class	17,799,377	196,135,780	29,905,223	339,623,997

		342,956,503		514,593,759

Reinvestment of distributions
Class A	437,747	4,731,956	129,784	1,524,180
Class B	5,011	53,798	2,686	31,562
Class C	43,996	468,648	15,788	184,193
Class R6	12,385	134,859	53 [1]	624 [1]
Administrator Class	1,432,764	15,504,058	214,185	2,510,250
Institutional Class	3,278,437	35,575,623	760,210	8,920,248

		56,468,942		13,171,057

Payment for shares redeemed
Class A	(3,778,957)	(41,860,001)	(5,704,996)	(64,387,685)
Class B	(100,427)	(1,099,942)	(165,887)	(1,894,295)
Class C	(471,593)	(5,113,839)	(684,141)	(7,721,224)
Class R6	(108,372)	(1,209,097)	(1,096)[1]	(12,525)[1]
Administrator Class	(7,924,711)	(87,207,416)	(6,823,998)	(76,971,446)
Institutional Class	(42,834,796)	(471,768,358)	(39,825,696)	(452,449,852)

		(608,258,653)		(603,437,027)

Net decrease in net assets resulting from capital share transactions		(208,833,208)		(75,672,211)

Total decrease in net assets		(272,015,580)		(147,234,680)

Net assets
Beginning of period		1,584,315,947		1,731,550,627

End of period		$1,312,300,367		$1,584,315,947

Undistributed (overdistributed) net investment income		$2,633,136		$(285,123)

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.32	$11.83	$11.85	$12.23	$11.59
Net investment income	0.37 [2]	0.36 [2]	0.33 [2]	0.39 [2]	0.40
Net realized and unrealized gains (losses) on investments	(0.34)	(0.73)	0.08	(0.18)	0.65

Total from investment operations	0.03	(0.37)	0.41	0.21	1.05
Distributions to shareholders from
Net investment income	(0.12)	(0.02)	(0.29)	(0.51)	(0.41)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.51)	(0.14)	(0.43)	(0.59)	(0.41)
Net asset value, end of period	$10.84	$11.32	$11.83	$11.85	$12.23
Total return[3]	0.26%	(3.18)%	3.66%	1.93%	9.35%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.04%	1.02%	1.10%
Net expenses	1.03%	1.03%	1.03%	1.02%	1.08%
Net investment income	3.29%	2.93%	2.88%	3.26%	3.53%
Supplemental data
Portfolio turnover rate	103%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$102,624	$113,846	$139,600	$286,577	$255,134

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 12, 2010 is that of Class A of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.27	$11.85	$11.88	$12.25	$11.54
Net investment income	0.29 [2]	0.27 [2]	0.24 [2]	0.31	0.29
Net realized and unrealized gains (losses) on investments	(0.34)	(0.73)	0.09	(0.19)	0.67

Total from investment operations	(0.05)	(0.46)	0.33	0.12	0.96
Distributions to shareholders from
Net investment income	(0.02)	0.00	(0.22)	(0.41)	(0.25)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.41)	(0.12)	(0.36)	(0.49)	(0.25)
Net asset value, end of period	$10.81	$11.27	$11.85	$11.88	$12.25
Total return[3]	(0.44)%	(3.90)%	2.90%	1.15%	8.55%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.80%	1.79%	1.77%	1.85%
Net expenses	1.77%	1.78%	1.78%	1.77%	1.82%
Net investment income	2.57%	2.13%	2.12%	2.53%	2.77%
Supplemental data
Portfolio turnover rate	103%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$895	$1,998	$4,008	$6,925	$10,060

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class B of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.19	$11.76	$11.81	$12.20	$11.51
Net investment income	0.28 [2]	0.26 [2]	0.24 [2]	0.31	0.33
Net realized and unrealized gains (losses) on investments	(0.34)	(0.71)	0.08	(0.19)	0.64

Total from investment operations	(0.06)	(0.45)	0.32	0.12	0.97
Distributions to shareholders from
Net investment income	(0.04)	(0.00)[3]	(0.23)	(0.43)	(0.28)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.43)	(0.12)	(0.37)	(0.51)	(0.28)
Net asset value, end of period	$10.70	$11.19	$11.76	$11.81	$12.20
Total return[4]	(0.52)%	(3.84)%	2.86%	1.11%	8.61%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.80%	1.79%	1.77%	1.85%
Net expenses	1.78%	1.78%	1.78%	1.77%	1.82%
Net investment income	2.54%	2.15%	2.12%	2.50%	2.77%
Supplemental data
Portfolio turnover rate	103%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$11,597	$16,097	$23,448	$27,861	$30,974

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class C of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005 per share.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$11.36	$11.80
Net investment income	0.42 [2]	0.39 [2]
Net realized and unrealized gains (losses) on investments	(0.35)	(0.69)

Total from investment operations	0.07	(0.30)
Distributions to shareholders from
Net investment income	(0.16)	(0.02)
Net realized gains	(0.39)	(0.12)

Total distributions to shareholders	(0.55)	(0.14)
Net asset value, end of period	$10.88	$11.36
Total return[3]	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.68%
Net expenses	0.65%	0.65%
Net investment income	3.64%	3.70%
Supplemental data
Portfolio turnover rate	103%	129%
Net assets, end of period (000s omitted)	$5,729	$2,433

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.32	$11.81	$11.83	$12.23	$11.39
Net investment income	0.39 [2]	0.36 [2]	0.35 [2]	0.38 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.34)	(0.71)	0.08	(0.16)	0.82

Total from investment operations	0.05	(0.35)	0.43	0.22	0.93
Distributions to shareholders from
Net investment income	(0.14)	(0.02)	(0.31)	(0.54)	(0.09)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.53)	(0.14)	(0.45)	(0.62)	(0.09)
Net asset value, end of period	$10.84	$11.32	$11.81	$11.83	$12.23
Total return[3]	0.43%	(2.98)%	3.89%	2.03%	8.21%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.99%	0.97%	0.95%	1.05%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.47%	3.15%	3.04%	3.21%	3.63%
Supplemental data
Portfolio turnover rate	103%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$359,383	$334,778	$294,330	$170,836	$4,866

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.35	$11.82	$11.84	$12.23	$11.59
Net investment income	0.41 [2]	0.37	0.36	0.44	0.44
Net realized and unrealized gains (losses) on investments	(0.35)	(0.70)	0.09	(0.20)	0.65

Total from investment operations	0.06	(0.33)	0.45	0.24	1.09
Distributions to shareholders from
Net investment income	(0.15)	(0.02)	(0.33)	(0.55)	(0.45)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.54)	(0.14)	(0.47)	(0.63)	(0.45)
Net asset value, end of period	$10.87	$11.35	$11.82	$11.84	$12.23
Total return	0.55%	(2.78)%	3.99%	2.19%	9.73%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.71%	0.69%	0.82%
Net expenses	0.70%	0.70%	0.71%	0.69%	0.80%
Net investment income	3.62%	3.26%	3.19%	3.60%	3.79%
Supplemental data
Portfolio turnover rate	103%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$832,072	$1,115,163	$1,270,164	$1,228,793	$1,276,184

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class I of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

24	Wells Fargo Advantage International Bond Fund	Notes to financial statements

settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	25

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, foreign currency transactions, and redemptions in-kind. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(1,746,230)	$(29,557,001)	$31,303,231

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage International Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$16,898,837	$0	$16,898,837

Foreign corporate bonds and notes	0	261,575,899	0	261,575,899

Foreign government bonds	0	969,526,941	0	969,526,941

Yankee corporate bonds and notes	0	32,220,164	0	32,220,164

Short-term investments
Investment companies	19,458,504	0	0	19,458,504

	19,458,504	1,280,221,841	0	1,299,680,345

Forward foreign currency contracts	0	13,120,871	0	13,120,871
Total assets	$19,458,504	$1,293,342,712	$0	$1,312,801,216
Liabilities

Forward foreign currency contracts	$0	$21,947,897	$0	$21,947,897
Total liabilities	$0	$21,947,897	$0	$21,947,897

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers between Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.53% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage International Bond Fund	27

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2014, Funds Distributor received $2,145 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $1,430,655,487 and $1,660,841,658, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
11-10-2014	State Street Bank	11,700,000,000	JPY	$104,165,941	$114,363,912	$(10,197,971)
11-12-2014	State Street Bank	7,300,000	MYR	2,218,003	2,275,136	(57,133)
11-28-2014	State Street Bank	7,450,051	ZAR	672,801	650,000	22,801
12-5-2014	State Street Bank	15,635,000	MXN	1,158,834	1,188,937	(30,103)
12-11-2014	State Street Bank	15,250,000,000	JPY	135,812,479	140,019,887	(4,207,408)
12-11-2014	State Street Bank	6,750,000	EUR	8,460,767	8,547,687	(86,920)
12-15-2014	State Street Bank	842,297	NZD	653,965	650,000	3,965
12-15-2014	State Street Bank	1,650,000	NZD	1,281,070	1,310,539	(29,469)
12-16-2014	State Street Bank	101,800,000	EUR	127,605,037	131,738,158	(4,133,121)
12-16-2014	State Street Bank	4,200,000	EUR	5,264,648	5,337,839	(73,191)
12-17-2014	State Street Bank	3,470,258	AUD	3,044,680	3,000,000	44,680
1-22-2015	State Street Bank	55,250,000	THB	1,690,414	1,702,226	(11,812)
1-28-2015	State Street Bank	78,375,000	CAD	69,390,085	69,628,603	(238,518)

28	Wells Fargo Advantage International Bond Fund	Notes to financial statements

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2014	In exchange for		U.S. value at October 31, 2014	Unrealized gains (losses)
12-11-2014	State Street Bank	41,000,000	GBP	$65,568,234	7,106,853,900	JPY	$63,291,767	$2,276,467
12-17-2014	State Street Bank	4,036,406,000	JPY	35,951,177	44,000,000	AUD	38,604,028	(2,652,851)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
12-11-2014	State Street Bank	2,200,000	GBP	$3,518,296	$3,518,579	$283
1-30-2015	State Street Bank	642,800,000	SEK	87,068,515	87,711,159	642,644
12-11-2014	State Street Bank	2,950,000	GBP	4,717,714	4,757,707	39,993
11-28-2014	State Street Bank	424,600,000	ZAR	38,344,868	39,268,275	923,407
12-8-2014	State Street Bank	5,775,000	RON	1,638,931	1,630,614	(8,317)
12-8-2014	State Street Bank	475,000,000	HUF	1,930,217	1,914,396	(15,821)
12-8-2014	State Street Bank	88,000,000	RUB	2,026,550	2,172,303	145,753
12-5-2014	State Street Bank	15,635,000	MXN	1,158,834	1,153,815	(5,019)
11-28-2014	State Street Bank	31,725,000	ZAR	2,865,028	2,767,793	(97,235)
12-8-2014	State Street Bank	10,975,000	PLN	3,252,424	3,265,397	12,973
11-28-2014	State Street Bank	3,625,000	TRY	1,621,604	1,552,729	(68,875)
12-8-2014	State Street Bank	69,500,000	HUF	282,422	284,246	1,824
12-11-2014	State Street Bank	1,450,000	GBP	2,318,876	2,319,073	197
12-11-2014	State Street Bank	1,860,000	GBP	2,974,559	2,981,028	6,469
11-28-2014	State Street Bank	11,000,000	ZAR	993,391	1,017,313	23,922
12-2-2014	State Street Bank	83,750,000	BRL	33,509,115	36,267,972	2,758,857
12-17-2014	State Street Bank	131,500,000	AUD	115,373,401	117,868,053	2,494,652
12-16-2014	State Street Bank	103,500,000	EUR	129,735,966	130,376,880	640,914
11-28-2014	State Street Bank	2,200,000	TRY	984,146	961,048	(23,098)
12-11-2014	State Street Bank	33,600,000	GBP	53,733,967	54,011,698	277,731
12-15-2014	State Street Bank	80,575,000	NZD	62,558,930	65,213,457	2,654,527
12-11-2014	State Street Bank	1,853,156	GBP	2,963,614	3,000,000	36,386
12-11-2014	State Street Bank	461,129,760	JPY	4,106,700	4,200,000	93,300
12-17-2014	State Street Bank	4,750,000	AUD	4,167,480	4,169,944	2,464
11-28-2014	State Street Bank	2,250,000	ZAR	203,194	199,284	(3,910)
12-11-2014	State Street Bank	2,000,000	GBP	3,198,450	3,207,490	9,040
1-23-2015	State Street Bank	2,500,000	BRL	986,173	979,048	(7,125)
12-11-2014	State Street Bank	1,760,000	GBP	2,814,637	2,822,259	7,622

The Fund had average contract amounts of $789,340,316 and $625,806,687 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to

Notes to financial statements	Wells Fargo Advantage International Bond Fund	29

cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$13,120,871*	$(13,120,871)	$0	$0
*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$21,947,897**	$(13,120,871)	$0	$8,827,026
**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $7,964 in commitment fees.

During the year ended October 31, 2014 the Fund had average borrowings outstanding of $379,270 at an average rate of 1.37% and paid interest in the amount of $5,196.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	Year ended October 31
	2014	2013
Ordinary income	$21,238,755	$8,883,367
Long-term capital gain	49,267,667	12,041,839

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses
$6,292,942	$(36,909,769)

30	Wells Fargo Advantage International Bond Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTION

On December 11, 2014, the Fund declared distributions from short-term capital gains to shareholders of record on December 10, 2014. The per share amounts payable on December 12, 2014 were as follows:

Short-term capital gains
Class A	$0.03070
Class B	$0.03070
Class C	$0.03070
Class R6	$0.03070
Administrator Class	$0.03070
Institutional Class	$0.03070

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage International Bond Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Bond Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

32	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $49,267,667 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, $565,205 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2014, $4,265,620 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage International Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

36	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than than the average performance of the Universe for the ten-year period under review, and lower than the average performance of the Universe for the one-, three-, and five-year periods under review. The Board also noted that the performance of the Fund higher than or in range of its benchmark, the BofA Merrill Lynch Global Broad Market ex US Index, for the three-, five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-, three-, and five-year periods under review and relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	37

not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

38	Wells Fargo Advantage International Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229597 12-14 A235/AR235 10-14

Wells Fargo Advantage

Strategic Income Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Strategic Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Strategic Income Fund for the 12-month period that ended October 31, 2014. The period was marked by a strong U.S. dollar, low interest rates, and sluggish growth outside the U.S.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It tapered the size of its quantitative easing program each month until the program ended in October 2014 and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB released details of its asset-backed securities purchase program and the new covered bond purchase program, which are scheduled to begin in the fourth quarter of 2014. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was sluggish outside the U.S.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower over the course of the reporting period, reaching 5.8% as of October 2014. More than 200,000 jobs were added to payrolls each month between February and October 2014. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product rose 0.2% in the third quarter of 2014 from the preceding quarter. Within the eurozone’s report on economic activity, Germany managed to avoid a recession and Greece showed two consecutive quarters of growth. The region’s unemployment rate remained high at 11.5% in September 2014. Japan’s economy faltered in reaction to a sales-tax increase despite Prime Minister Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.35% at the end of October 2014 compared with 0.85% for 10-year German bund yields, 150 basis points higher. This is largely attributed to the Fed being closer to eventually increasing interest rates while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity is healthier than Europe’s.

Within emerging markets, declining commodity prices contributed to weak growth in export-oriented countries. Russia was hurt by sanctions due to its involvement in the Ukraine crisis. China faced slowing growth and peaceful but widespread political dissent in Hong Kong over the process for selecting political candidates. Meanwhile, Brazilian president Dilma Rousseff secured her reelection by a narrow margin, and many investors expected Brazil’s disappointing economic policies to continue.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Income Fund	3

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Tony Norris

Michael J. Bray, CFA

David Germany, Ph.D

Niklas Nordenfelt, CFA

Margaret D. Patel

Thomas M. Price, CFA

Scott M. Smith, CFA

Average annual total returns (%) as of October 31, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	(1.34)	(1.24)	3.36	1.39	1.87	0.91
Class C (WSICX)	1-31-2013	1.61	0.60	2.61	0.60	2.62	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	3.63	1.56	1.81	0.76
Institutional Class (WSINX)	1-31-2013	–	–	3.60	1.65	1.54	0.61
Barclays U.S. Universal Bond Index[3]	–	–	–	4.38	2.44	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Income Fund	5

Growth of $10,000 investment[4] as of October 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings are subject to change.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Strategic Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) returned 3.36% during the 12-month period that ended October 31, 2014. Given its flexible fixed-income strategy that seeks to invest in the best relative-value opportunities, the Fund outperformed short-term investments, but underperformed its benchmark, the Barclays U.S. Universal Bond Index, for the 12-month period that ended October 31, 2014.

■	An allocation to local-currency emerging sovereign debt detracted from results because their currencies depreciated compared with the U.S. dollar.

■	Allocations to U.S. high-yield corporate bonds and notes contributed to performance as this sector outperformed over the time period.

Ten largest long-term holdings[5] (%) as of October 31, 2014
Indonesia, 7.88%, 4-15-2019	2.07
Poland, 5.50%, 10-25-2019	2.05
Brazil, 10.00%, 1-1-2017	1.73
Mexico, 4.75%, 6-14-2018	1.65
Thailand, 3.88%, 6-13-2019	1.58
Hungary, 4.00%, 4-25-2018	1.51
Republic of South Africa, 7.75%, 2-28-2023	1.42
Republic of South Africa, 8.00%, 12-21-2018	1.41
Brazil, 10.00%, 1-1-2019	1.19
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D, 4.68%, 4-15-2047	1.13

Sluggish economic growth and a strong dollar were hallmarks of the macro environment.

During the 12-month period that ended October 31, 2014, the global economy was characterized by continued U.S. growth; slowing growth elsewhere—especially in Europe; and declines in most commodity prices. Reflecting these trends, the U.S. dollar has been strong and U.S. interest rates are modestly lower than they were at the beginning of the period. U.S. credit spreads—both BBB-rated6 investment grade and BB-rated high yield bonds—ultimately narrowed over the course of the year after first experiencing a strong rally and then a more moderate sell-off. Meanwhile, the emerging markets had conflicting trends: local currency emerging markets bonds had positive returns but depreciating emerging markets currencies, which were due to falling commodity prices and growing concerns about sluggish global growth, resulting in modest losses for emerging markets bond returns measured in U.S. dollar terms.

Portfolio allocation[7] as of October 31, 2014

The Fund’s strategy focused on protecting against interest-rate risk, finding credit opportunities that represented relative value, and benefiting from a stronger U.S. dollar.

In absolute terms, the Fund benefited from its commitment to U.S. credit exposure and from having a modest but positive duration exposure that was designed to protect against rising rates. Investments in local currency emerging bonds, however, subtracted from returns. This loss was caused mostly by currency losses in Russian bonds, even though the portfolio hedged 100% of its Russian ruble exposure in January and exited the entire bond position in April in response to the growing risk from economic sanctions.

At the beginning of the reporting period, the portfolio’s duration was two years and its holdings consisted of 1% cash, 36% corporate bonds (15% investment grade, 21% high yield), 25% bank loans, 13% commercial mortgage-backed securities, and 25% local-currency emerging markets bonds. Approximately 28% of the emerging markets bond exposure was hedged back into U.S. dollars. The Fund’s duration was gradually reduced to one year as interest rates fell, and at the end of the period, three-fourths of the portfolio duration reflected exposure to non-U.S.-dollar-denominated bonds. Similarly, credit exposure was reduced in June 2014 by moving from longer-dated to shorter-dated corporate bonds (mostly high-yield bonds). These shifts in the amount, maturity, and quality of U.S. credit exposure reduced our direct risk to a widening in U.S. credit spreads.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Income Fund	7

Similarly, exposures to emerging markets currencies were adjusted over the course of the year. Direct hedging into U.S. dollars was increased to 55% of the emerging markets exposures in January 2014. While this hedging ratio was allowed to decline when the portfolio sold its Russian bonds, the portfolio started to cross-hedge local-currency emerging markets bonds in late summer and early fall. At period-end, the portfolio was 25% invested in local-currency emerging markets bonds but had a 99% exposure to U.S. dollars. About one-fifth of the emerging markets currency exposure was hedged into U.S. dollars while four-fifths was cross-hedged by an underweight to the euro, Japanese yen, or British pound. This strategy allowed the portfolio to benefit from the higher interest rates still available in emerging markets currencies while protecting shareholders from a generalized upward movement in the U.S. dollar.

Going forward, we expect the U.S. economy to continue to grow at a modest pace, which we believe will be supportive of credit at current spreads. Meanwhile, low U.S. real interest rates coupled with an expectation that the U.S. Federal Reserve will start to raise rates slowly next year argues for limiting exposure to U.S. interest-rate risk in our opinion.

8	Wells Fargo Advantage Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-01-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,007.32	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class C
Actual	$1,000.00	$1,002.93	$8.33	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$1,007.67	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$1,007.22	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 2.34%
FHLMC Series 2012-K706 Class C 144A±	4.02%	11-25-2044	$300,000	$307,928
FHLMC Series 2013-K713 Class B 144A±	3.16	4-25-2046	125,000	124,454
FREMF Mortgage Trust Series 2011-K703 Class B 144A±	4.88	7-25-2044	250,000	268,656
FREMF Mortgage Trust Series 2013-K502 Class B 144A±	2.73	3-25-2045	250,000	252,915

Total Agency Securities (Cost $956,845)				953,953

Asset-Backed Securities: 5.66%
AmeriCredit Automobile Receivables Trust Series 2012-4 Class E 144A	3.82	2-10-2020	250,000	257,943
Avis Budget Rental Car Funding (AESOP) LLC 2014-1A Class C 144A	3.75	7-20-2020	400,000	407,210
CAL Funding II Limited Series 2012-1A Class A 144A	3.47	10-25-2027	200,000	198,878
CLI Funding LLC Trust Series 2014-1A Class A 144A	3.29	6-18-2029	386,192	384,647
Dell Equipment Finance Trust Series 2014-1 Class D 144A	2.68	6-22-2020	300,000	300,938
OneMain Financial Issuance Trust Series 2014-1A Class B 144A	3.24	6-18-2024	250,000	249,490
Santander Drive Auto Receivables Trust Series 2012-5 Class D	3.30	9-17-2018	95,000	98,352
Social Professional Loan Program LLC Series 2014-A Class A2 144A	3.02	10-25-2027	282,134	285,757
TAL Advantage LLC Series 2013-1A Class A 144A	2.83	2-22-2038	125,000	123,138

Total Asset-Backed Securities (Cost $2,313,370)				2,306,353

Corporate Bonds and Notes: 30.68%

Consumer Discretionary: 7.96%

Auto Components: 0.94%
United Rentals North America Incorporated	5.75	7-15-2018	365,000	382,338

Automobiles: 0.66%
Ford Motor Company	7.45	7-16-2031	200,000	267,864

Distributors: 0.03%
LKQ Corporation	4.75	5-15-2023	15,000	14,496

Diversified Consumer Services: 0.36%
Service Corporation International	8.00	11-15-2021	124,000	145,700

Hotels, Restaurants & Leisure: 1.49%
CCM Merger Incorporated 144A	9.13	5-1-2019	100,000	107,500
Greektown Holdings LLC 144A	8.88	3-15-2019	120,000	120,600
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	5,000	5,269
International Game Technology	5.35	10-15-2023	175,000	178,103
NAI Entertainment Holdings LLC 144A	5.00	8-1-2018	25,000	25,625
Pinnacle Entertainment Incorporated	7.50	4-15-2021	160,000	170,800

				607,897

Household Durables: 1.93%
DR Horton Incorporated	4.75	5-15-2017	375,000	391,875
Pulte Group Incorporated	7.63	10-15-2017	350,000	395,500

				787,375

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Media: 1.42%
CBS Outdoor Americas Capital LLC 144A	5.25%	2-15-2022	$5,000	$5,163
CBS Outdoor Americas Capital LLC 144A	5.88	3-15-2025	25,000	26,250
Cinemark USA Incorporated	5.13	12-15-2022	200,000	201,000
Gray Television Incorporated	7.50	10-1-2020	105,000	109,856
Lamar Media Corporation	5.38	1-15-2024	5,000	5,175
Lamar Media Corporation	5.88	2-1-2022	150,000	158,250
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	5,000	5,313
Lynx II Corporation 144A	6.38	4-15-2023	5,000	5,288
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	25,000	25,938
Nielsen Finance LLC 144A	5.00	4-15-2022	35,000	35,525

				577,758

Specialty Retail: 1.12%
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	5,000	5,306
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	52,000
Sally Holdings Incorporated	6.88	11-15-2019	360,000	386,100
Sonic Automotive Incorporated	5.00	5-15-2023	15,000	14,550

				457,956

Textiles, Apparel & Luxury Goods: 0.01%
William Carter Company	5.25	8-15-2021	5,000	5,150

Consumer Staples: 1.25%

Beverages: 0.94%
Constellation Brands Incorporated	7.25	9-1-2016	350,000	382,375

Food Products: 0.31%
B&G Foods Incorporated	4.63	6-1-2021	25,000	24,563
Darling Ingredients Incorporated	5.38	1-15-2022	5,000	5,013
Simmons Foods Incorporated 144A	7.88	10-1-2021	50,000	50,625
WhiteWave Foods Company	5.38	10-1-2022	45,000	47,250

				127,451

Energy: 5.21%

Energy Equipment & Services: 1.87%
Bristow Group Incorporated	6.25	10-15-2022	150,000	156,000
Compressco Partners LP 144A	7.25	8-15-2022	30,000	29,700
Era Group Incorporated	7.75	12-15-2022	130,000	134,875
Forum Energy Technologies Incorporated	6.25	10-1-2021	5,000	5,150
Hilcorp Energy Company 144A	5.00	12-1-2024	10,000	9,600
NGPL PipeCo LLC 144A	7.12	12-15-2017	75,000	75,188
NGPL PipeCo LLC 144A	7.77	12-15-2037	245,000	253,575
Northern Tier Energy LLC 144A	7.13	11-15-2020	25,000	26,250
PHI Incorporated	5.25	3-15-2019	75,000	74,090

				764,428

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 3.34%
Denbury Resources Incorporated	6.38%	8-15-2021	$150,000	$156,750
Exterran Partners LP	6.00	4-1-2021	50,000	48,250
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	50,000	52,250
Rose Rock Midstream LP	5.63	7-15-2022	10,000	9,975
Sabine Pass Liquefaction LLC	5.63	4-15-2023	120,000	124,200
Sabine Pass Liquefaction LLC 144A	5.75	5-15-2024	25,000	25,844
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	50,000	53,875
Sabine Pass LNG LP	6.50	11-1-2020	175,000	185,063
Sabine Pass LNG LP	7.50	11-30-2016	50,000	53,625
SemGroup Corporation	7.50	6-15-2021	20,000	21,050
Suburban Propane Partners LP	5.50	6-1-2024	15,000	14,888
Suburban Propane Partners LP	7.38	3-15-2020	45,000	46,913
Ultra Petroleum Corporation 144A	6.13	10-1-2024	30,000	28,313
Williams Companies Incorporated	4.55	6-24-2024	150,000	146,897
WPX Energy Incorporated	5.25	1-15-2017	375,000	391,875

				1,359,768

Financials: 8.42%

Banks: 1.80%
Bank of America Corporation	4.20	8-26-2024	150,000	151,009
CIT Group Incorporated	3.88	2-19-2019	5,000	5,031
CIT Group Incorporated	4.25	8-15-2017	375,000	385,313
CIT Group Incorporated	5.38	5-15-2020	50,000	53,438
CIT Group Incorporated 144A	6.63	4-1-2018	5,000	5,475
JPMorgan Chase & Company ±	6.00	12-31-2049	135,000	133,819

				734,085

Capital Markets: 0.79%
Jefferies Finance LLC 144A	6.88	4-15-2022	55,000	53,350
Jefferies Finance LLC 144A	7.38	4-1-2020	25,000	24,938
Jefferies Finance LLC 144A	7.50	4-15-2021	25,000	25,000
Level 3 Financing Incorporated 144A	6.13	1-15-2021	5,000	5,244
Morgan Stanley	4.10	5-22-2023	210,000	211,878

				320,410

Consumer Finance: 2.90%
Ally Financial Incorporated	5.13	9-30-2024	75,000	78,000
Ally Financial Incorporated	7.50	9-15-2020	112,000	133,280
General Motors Financial Company Incorporated	2.75	5-15-2016	400,000	405,500
Navient LLC	6.00	1-25-2017	350,000	369,250
Navient LLC	8.00	3-25-2020	30,000	34,425
SLM Corporation	6.13	3-25-2024	30,000	30,975
SLM Corporation	8.45	6-15-2018	75,000	85,800
Springleaf Finance Corporation	8.25	10-1-2023	40,000	45,900

				1,183,130

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 0.84%
Denali Borrower LLC 144A	5.63%	10-15-2020	$80,000	$84,850
Infinity Acquisition LLC 144A	7.25	8-1-2022	65,000	60,775
Moody’s Corporation	4.88	2-15-2024	180,000	195,951

				341,576

Insurance: 0.56%
Fairfax US Incorporated 144A	4.88	8-13-2024	200,000	195,764
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	35,000	34,738

				230,502

Real Estate Management & Development: 0.06%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	25,000	26,063

REITs: 1.47%
American Tower Corporation	3.50	1-31-2023	200,000	191,603
Crown Castle International Corporation	4.88	4-15-2022	20,000	20,200
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	85,000	88,400
Iron Mountain Incorporated	5.75	8-15-2024	41,000	41,820
Iron Mountain Incorporated	6.00	8-15-2023	75,000	78,938
Omega Healthcare Investors Incorporated 144A	4.50	1-15-2025	175,000	171,639
The Geo Group Incorporated	5.88	10-15-2024	5,000	5,150

				597,750

Health Care: 1.67%

Health Care Equipment & Supplies: 0.16%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	70,000	65,450

Health Care Providers & Services: 1.13%
Aviv Healthcare Properties LP	6.00	10-15-2021	10,000	10,300
Capella Healthcare Incorporated	9.25	7-1-2017	25,000	26,156
Centene Corporation	4.75	5-15-2022	20,000	20,225
Community Health Systems Incorporated	6.88	2-1-2022	20,000	21,550
HCA Incorporated	4.25	10-15-2019	15,000	15,244
HCA Incorporated	5.25	4-15-2025	5,000	5,181
HealthSouth Corporation	5.75	11-1-2024	10,000	10,500
Lifepoint Hospitals Incorporated	5.50	12-1-2021	25,000	26,188
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	100,000	104,625
Select Medical Corporation	6.38	6-1-2021	55,000	56,238
Tenet Healthcare Corporation 144A	5.50	3-1-2019	100,000	102,250
Tenet Healthcare Corporation	6.00	10-1-2020	55,000	59,125

				457,582

Health Care Technology: 0.12%
Emdeon Incorporated	11.00	12-31-2019	45,000	49,894

Pharmaceuticals: 0.26%
Endo Finance LLC 144A	7.25	1-15-2022	90,000	96,075
Pinnacle Incorporated 144A	9.50	10-1-2023	10,000	10,900

				106,975

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.75%

Airlines: 0.31%
American Airlines Incorporated	4.38%	4-1-2024	$125,000	$125,938

Commercial Services & Supplies: 0.28%
ADT Corporation	4.13	4-15-2019	5,000	4,956
ADT Corporation	4.13	6-15-2023	10,000	9,200
ADT Corporation	6.25	10-15-2021	25,000	26,281
Covanta Holding Corporation	5.88	3-1-2024	45,000	46,463
Covanta Holding Corporation	7.25	12-1-2020	25,000	26,625

				113,525

Construction & Engineering: 0.17%
AECOM Technology Corporation 144A	5.75	10-15-2022	5,000	5,238
AECOM Technology Corporation 144A	5.88	10-15-2024	60,000	63,450

				68,688

Machinery: 0.96%
Case New Holland Industrial Incorporated	7.88	12-1-2017	330,000	370,425
EnPro Industries Incorporated 144A	5.88	9-15-2022	20,000	20,500

				390,925

Trading Companies & Distributors: 0.03%
Light Tower Rentals Incorporated 144A	8.13	8-1-2019	15,000	14,775

Information Technology: 1.30%

Electronic Equipment, Instruments & Components: 0.11%
Zebra Technologies Corporation 144A	7.25	10-15-2022	45,000	47,363

Internet Software & Services: 0.12%
Sophia Holding Finance LP (PIK at 10.38%) 144A¥	9.63	12-1-2018	50,000	50,875

IT Services: 0.42%
Audatex North America Incorporated 144A	6.00	6-15-2021	35,000	37,013
Audatex North America Incorporated 144A	6.13	11-1-2023	5,000	5,300
Cardtronics Incorporated 144A	5.13	8-1-2022	80,000	80,000
First Data Corporation 144A	7.38	6-15-2019	30,000	31,800
First Data Corporation	11.75	8-15-2021	3,000	3,518
First Data Corporation (PIK at 14.50%) 144A¥	14.50	9-24-2019	2,481	2,592
SunGard Data Systems Incorporated	6.63	11-1-2019	10,000	10,350

				170,573

Software: 0.17%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	15,000	15,956
Activision Blizzard Incorporated 144A	6.13	9-15-2023	5,000	5,413
BMC Software Finance Incorporated 144A	8.13	7-15-2021	30,000	28,725
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	20,000	17,938

				68,032

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 0.48%
NCR Corporation	5.00%	7-15-2022	$175,000	$174,125
NCR Corporation	5.88	12-15-2021	10,000	10,250
NCR Corporation	6.38	12-15-2023	10,000	10,550

				194,925

Materials: 1.07%

Containers & Packaging: 0.07%
Sealed Air Corporation 144A	8.38	9-15-2021	25,000	28,313

Metals & Mining: 1.00%
Alcoa Incorporated	5.13	10-1-2024	10,000	10,553
Cliffs Natural Resources	6.25	10-1-2040	10,000	7,400
Commercial Metals Company	7.35	8-15-2018	350,000	388,500

				406,453

Telecommunication Services: 1.65%

Diversified Telecommunication Services: 0.62%
Frontier Communications Corporation	6.25	9-15-2021	30,000	30,994
GCI Incorporated	6.75	6-1-2021	115,000	114,425
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	95,000	104,975

				250,394

Wireless Telecommunication Services: 1.03%
Level 3 Escrow II Incorporated 144A	5.38	8-15-2022	20,000	20,350
MetroPCS Wireless Incorporated	6.63	11-15-2020	150,000	158,063
Sprint Capital Corporation	6.88	11-15-2028	25,000	24,313
Sprint Communications Incorporated	7.00	8-15-2020	10,000	10,600
Sprint Corporation 144A	7.25	9-15-2021	10,000	10,575
Sprint Corporation 144A	7.88	9-15-2023	90,000	97,425
T-Mobile USA Incorporated	5.25	9-1-2018	10,000	10,375
T-Mobile USA Incorporated	6.00	3-1-2023	5,000	5,150
T-Mobile USA Incorporated	6.38	3-1-2025	20,000	20,550
T-Mobile USA Incorporated	6.46	4-28-2019	5,000	5,213
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,238
T-Mobile USA Incorporated	6.54	4-28-2020	5,000	5,275
T-Mobile USA Incorporated	6.63	4-1-2023	5,000	5,275
T-Mobile USA Incorporated	6.63	4-28-2021	5,000	5,269
T-Mobile USA Incorporated	6.73	4-28-2022	15,000	15,863
T-Mobile USA Incorporated	6.84	4-28-2023	20,000	21,150

				420,684

Utilities: 0.40%

Independent Power & Renewable Electricity Producers: 0.40%
Calpine Corporation 144A	5.88	1-15-2024	5,000	5,375
Calpine Corporation 144A	6.00	1-15-2022	35,000	37,713
NSG Holdings LLC 144A	7.75	12-15-2025	110,000	118,525

				161,613

Total Corporate Bonds and Notes (Cost $12,491,179)				12,507,049

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @: 20.90%
Brazil (BRL)	10.00%	1-1-2017	1,830,000	$704,155
Brazil (BRL)	10.00	1-1-2019	1,300,000	486,123
Columbia (COP)	7.00	5-4-2022	745,000,000	372,721
Hungary (HUF)	4.00	4-25-2018	145,750,000	615,926
Hungary (HUF)	6.75	11-24-2017	63,000,000	287,423
Indonesia (IDR)	5.25	5-15-2018	2,850,000,000	217,227
Indonesia (IDR)	7.38	9-15-2016	2,000,000,000	164,915
Indonesia (IDR)	7.88	4-15-2019	10,200,000,000	844,866
Malaysia (MYR)	3.26	3-1-2018	790,000	237,601
Malaysia (MYR)	3.65	10-31-2019	975,000	296,473
Malaysia (MYR)	4.26	9-15-2016	900,000	277,368
Mexico (MXN)	4.75	6-14-2018	9,060,000	674,530
Mexico (MXN)	7.25	12-15-2016	3,600,000	285,950
Poland (PLN)	5.50	10-25-2019	2,425,000	837,627
Republic of South Africa (ZAR)	7.75	2-28-2023	6,350,000	577,788
Republic of South Africa (ZAR)	8.00	12-21-2018	6,150,000	576,546
Romania (RON)	4.75	6-24-2019	340,000	104,112
Romania (RON)	6.00	4-30-2016	1,050,000	314,870
Thailand (THB)	3.88	6-13-2019	19,900,000	642,443

Total Foreign Government Bonds (Cost $9,014,267)				8,518,664

Loans: 22.21%
Accellent Incorporated ±	4.50	3-12-2021	$69,650	68,866
Access CIG LLC ±	6.00	10-17-2021	20,000	19,817
Advantage Sales & Marketing LLC ±	3.75	7-25-2021	1,452	1,438
Advantage Sales & Marketing LLC ±	4.25	7-25-2021	43,548	43,135
Albertson’s Holdings LLC ±	4.50	8-25-2021	66,112	66,124
Albertson’s Holdings LLC ±	4.75	3-21-2019	17,949	17,904
Alliance Laundry Systems LLC ±	4.25	12-10-2018	73,462	72,574
Allison Transmission Incorporated ±	3.75	8-23-2019	152,241	150,909
American Beacon Advisors Incorporated ±	4.75	11-22-2019	81,117	80,711
Anchor Glass Container Corporation ±	4.25	6-30-2021	45,000	44,578
Applied Systems Incorporated ±	4.25	1-25-2021	89,500	88,493
Applied Systems Incorporated ±	7.50	1-22-2022	5,000	4,965
Ardagh Holdings USA Incorporated ±	4.00	12-17-2019	24,875	24,606
Arris Group Incorporated ±	3.25	4-17-2020	36,254	36,028
Belmond Interfin Limited ±	4.00	3-21-2021	104,475	103,169
BMC Software Finance Incorporated ±	5.00	9-10-2020	134,329	132,776
Capital Automotive LP ±	4.00	4-10-2019	126,265	125,580
CBS Outdoor Americas Capital LLC ±	3.00	1-31-2021	65,000	63,798
CCC Information Services Incorporated ±	4.00	12-20-2019	59,739	58,694
CCM Merger Incorporated ±	4.50	8-8-2021	34,286	34,071
CDW LLC ±	3.25	4-29-2020	59,100	57,739
Charter Communications Operating LLC ±	4.25	9-12-2021	75,000	75,469
CityCenter Holdings LLC ±	4.25	10-16-2020	63,649	63,203
Community Health Systems Incorporated ±	4.25	1-27-2021	108,258	108,291
Crown Americas LLC <%%	0.00	10-22-2021	10,000	9,994
Crown Castle Operating Company ±	3.00	1-31-2021	245,643	243,494
Darling International Incorporated ±	3.25	1-3-2021	4,975	4,956
Dave & Buster’s Incorporated ±	4.50	7-25-2020	28,396	28,334

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)
Dell Incorporated ±	4.50%	4-29-2020	$267,921	$268,154
Doosan Infracore International Incorporated ±	4.50	5-28-2021	134,663	134,747
Dunkin’ Brands Incorporated ±	3.25	2-7-2021	122,530	120,270
Emdeon Business Services LLC ±	3.75	11-2-2018	248,702	246,215
EMI Music Publishing ±	3.75	6-29-2018	58,520	57,862
Equipower Resources Holdings LLC ±	4.25	12-21-2018	69,739	69,324
Equipower Resources Holdings LLC ±	4.25	12-31-2019	64,237	63,856
Exgen Renewables I LLC ±	5.25	2-14-2021	18,771	18,959
Federal Mogul Corporation ±	4.75	4-15-2021	334,163	332,432
First Data Corporation ±	3.65	3-24-2018	55,000	54,450
First Data Corporation ±	3.65	9-24-2018	350,000	346,500
Focus Brands Incorporated ±	4.25	2-21-2018	169,441	167,534
Gates Global LLC ±	4.25	7-3-2021	75,000	74,063
Granite Acquisition Incorporated <%%	0.00	10-15-2021	50,000	50,063
HGIM Corporation ±	5.50	6-18-2020	218,372	207,272
Hilton Worldwide Finance LLC ±	3.50	10-26-2020	22,533	22,297
Hub International Limited ±	4.25	10-2-2020	253,725	250,236
Hubbard Radio LLC ±	4.50	4-29-2019	40,943	40,653
IMS Health Incorporated ±	3.50	3-17-2021	54,725	54,002
Intelsat Jackson Holdings ±	3.75	6-30-2019	240,332	238,229
Interactive Data Corporation ±	4.75	5-2-2021	149,625	149,550
Ipreo Holdings LLC ±	4.25	7-16-2021	70,000	68,425
KAR Auction Services Incorporated ±	3.50	3-7-2021	137,176	135,805
Learfield Communications Incorporated ±	4.50	10-9-2020	139,250	138,554
Level 3 Financing Incorporated ±	4.00	8-1-2019	288,205	286,283
Live Nation Entertainment Incorporated ±	3.50	8-17-2020	149,246	148,500
LTS Buyer LLC ±	4.00	4-11-2020	39,799	39,301
Mannington Mills Incorporated ±	4.75	10-1-2021	45,000	44,606
MedAssets Incorporated ±	4.00	12-12-2019	37,448	37,105
MGM Resorts International ±	3.50	12-20-2019	245,625	242,555
MPH Acquisition Holdings LLC ±	4.00	3-31-2021	191,742	188,591
Neff Rental LLC ±	7.25	6-9-2021	15,000	15,038
New Albertson’s Incorporated ±	4.75	6-27-2021	40,000	39,475
Nusil Technology LLC ±	5.25	4-7-2017	4,877	4,803
Ortho-Clinical Diagnostics ±	4.75	6-30-2021	69,825	69,057
OSG Bulk Ships Incorporated ±	5.25	8-5-2019	14,963	14,844
OSG International Incorporated ±	5.75	8-5-2019	119,700	118,802
Peak 10 Incorporated ±	5.00	6-17-2021	4,988	4,960
Peak 10 Incorporated ±	8.25	6-17-2022	10,000	9,863
Pep Boys-Manny, Moe & Jack ±	4.25	10-11-2018	196,500	195,272
Philadelphia Energy Solutions LLC ±	6.25	4-4-2018	39,400	37,135
Rack Merger Sub Incorporated ±	4.75	10-1-2021	20,000	19,875
Rent-A-Center Incorporated ±	3.75	3-19-2021	74,625	73,133
Salem Communications Corporation ±	4.50	3-16-2020	28,400	27,939
Salix Pharmaceuticals Limited ±	4.25	1-2-2020	9,625	9,616
SBA Senior Finance II LLC ±	3.25	3-24-2021	199,500	195,849
Sedgwick Claims Management Services Incorporated ±	3.75	3-1-2021	49,750	48,295
Sedgwick Claims Management Services Incorporated ±	6.75	2-28-2022	10,000	9,700
Sophia LP ±	4.00	7-19-2018	158,424	156,741

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)

Spin Holdco Incorporated ±	4.25%	11-14-2019	$304,182	$300,836
Stater Bros. Markets ±	4.75	5-12-2021	9,975	9,857
Surgery Center Holdings Incorporated <%%	0.00	7-9-2020	25,000	24,953
Surgical Care Affiliates LLC ±	4.00	6-30-2018	24,688	24,379
Syniverse Holdings Incorporated ±	4.00	4-23-2019	242,380	237,685
Tallgrass Operations LLC ±	4.25	11-13-2018	88,134	87,782
Texas Competitive Electric Holdings Company LLC ±(s)	4.65	10-10-2015	400,000	289,252
TGI Friday’s Incorporated ±	5.25	7-15-2020	49,580	49,456
TGI Friday’s Incorporated ±	9.25	7-15-2021	10,000	9,850
The Geo Group Incorporated ±	3.25	4-3-2020	37,770	37,298
TMFS Holdings LLC ±	5.50	7-30-2021	50,000	49,500
TransDigm Incorporated ±	3.75	2-28-2020	298,481	293,305
United Surgical Partners International Incorporated ±	4.75	4-3-2019	9,850	9,843
USI Incorporated ±	4.25	12-27-2019	39,724	39,277
USIC Holdings Incorporated ±	4.00	7-10-2020	29,774	29,290
Valeant Pharmaceuticals International Incorporated ±	3.50	12-11-2019	170,559	169,066
Valeant Pharmaceuticals International Incorporated ±	3.50	8-5-2020	7,962	7,897
Vertafore Incorporated ±	4.25	10-3-2019	73,340	72,821
Vertafore Incorporated ±	9.75	10-29-2017	10,000	9,983
WASH Multifamily Laundry Systems LLC ±	4.50	2-21-2019	119,095	117,309
Zayo Group LLC ±	4.00	7-2-2019	9,949	9,854

Total Loans (Cost $9,269,010)				9,055,999

Municipal Obligations: 1.44%

Idaho: 0.32%
Idaho Housing & Finance Association Legacy Public Charter School (Education Revenue)	7.00	5-1-2017	130,000	129,708

Illinois: 0.50%
Chicago IL Series B (GO)	6.31	1-1-2044	200,000	204,508

Texas: 0.62%
North Texas Tollway Authority Build America Bonds Sub Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	210,000	252,525

Total Municipal Obligations (Cost $577,524)				586,741

Non-Agency Mortgage Backed Securities: 7.83%
Americold 2010 LLC Trust Series 2010-ART Class B 144A	6.03	1-14-2029	200,000	225,713
Banc of America Merrill Lynch Trust Series 2014-ICTS Class D 144A±	2.05	6-15-2028	230,000	228,856
BB-UBS Trust Series 2012-TFT Class C 144A±	3.47	6-5-2030	150,000	143,161
Commercial Mortgage Trust Series 2012-LC4 Class B ±	4.93	12-10-2044	175,000	190,912
GS Mortgage Securities Trust Series 2012 Class B 144A	3.41	12-10-2030	250,000	240,124
GS Mortgage Securities Trust Series 2014-GC24 Class D	4.53	9-10-2047	500,000	450,693
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D 144A±	4.68	4-15-2047	493,000	458,626
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class B 144A±	5.32	8-15-2046	250,000	283,683
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9 Class D 144A±	4.43	12-15-2047	329,000	333,933
Morgan Stanley Capital I Trust Series 2007-HQ11 Class AM ±	5.48	2-12-2044	25,000	26,908
Morgan Stanley Trust Series 2012-C5 Class B ±	4.44	8-15-2045	250,000	265,478
Morgan Stanley Trust Series 2013-C7 Class C ±	4.19	2-15-2046	80,000	81,139
Winwater Mortgage Loan Trust Series 2014-1 Class A4 144A±	3.50	6-20-2044	255,048	261,198

Total Non-Agency Mortgage Backed Securities (Cost $3,233,910)				3,190,424

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 4.64%

Energy: 0.95%

Oil, Gas & Consumable Fuels: 0.95%
Petrobras Global Finance BV	6.25%	3-17-2024	$200,000	$211,856
Transocean Incorporated	3.80	10-15-2022	195,000	175,520

				387,376

Financials: 1.35%

Banks: 0.71%
BPCE SA 144A	5.15	7-21-2024	230,000	236,618
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	50,000	51,875

				288,493

Insurance: 0.64%
Nippon Life Insurance Company 144A±	5.10	10-16-2044	250,000	260,625

Health Care: 0.09%

Pharmaceuticals: 0.09%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	10,000	10,638
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	25,000	26,750

				37,388

Industrials: 1.00%

Building Products: 1.00%
ArcelorMittal	4.25	8-5-2015	400,000	406,500

Information Technology: 0.55%

Semiconductors & Semiconductor Equipment: 0.12%
Sensata Technologies Bv 144A	5.63	11-1-2024	45,000	47,503

Technology Hardware, Storage & Peripherals: 0.43%
Seagate HDD (Cayman) 144A	4.75	1-1-2025	175,000	176,969

Telecommunication Services: 0.40%

Diversified Telecommunication Services: 0.40%
Intelsat Jackson Holdings SA	5.50	8-1-2023	65,000	65,163
Intelsat Luxembourg SA	7.75	6-1-2021	5,000	5,225
Intelsat Luxembourg SA	8.13	6-1-2023	85,000	90,313
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	5,000	5,188

				165,889

Utilities: 0.30%

Electric Utilities: 0.30%
Comision Federal de Electricidad 144A	4.88	1-15-2024	115,000	121,325

Total Yankee Corporate Bonds and Notes (Cost $1,867,557)				1,892,068

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Strategic Income Fund	19

Security name	Yield		Shares	Value

Short-Term Investments: 2.82%

Investment Companies: 2.36%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%		963,421	$963,421

		Maturity date	Principal

U.S. Treasury Securities: 0.46%
U.S. Treasury Bill #(z)	0.01	12-18-2014	$185,000	184,997

Total Short-Term Investments (Cost $1,148,417)				1,148,418

Total investments in securities (Cost $40,872,079) *	98.51%	40,159,669
Other assets and liabilities, net	1.49	606,792

Total net assets	100.00%	$40,766,461

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

%%	The security is issued on a when-issued basis.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $41,153,720 and unrealized gains (losses) consists of:

Gross unrealized gains	$233,467
Gross unrealized losses	(1,227,518)

Net unrealized losses	$(994,051)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Income Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $39,908,658)	$39,196,248
In affiliated securities, at value (cost $963,421)	963,421

Total investments, at value (cost $40,872,079)	40,159,669
Foreign currency, at value (cost $45,519)	45,001
Receivable for investments sold	46,718
Receivable for interest	441,719
Receivable for daily variation margin on open futures contracts	35,906
Unrealized gains on forward foreign currency contracts	186,933
Prepaid expenses and other assets	15,433

Total assets	40,931,379

Liabilities
Payable for investments purchased	104,225
Advisory fee payable	65
Distribution fees payable	561
Administration fees payable	4,859
Professional fees payable	39,262
Accrued expenses and other liabilities	15,946

Total liabilities	164,918

Total net assets	$40,766,461

NET ASSETS CONSIST OF
Paid-in capital	$41,637,411
Undistributed net investment income	164,697
Accumulated net realized losses on investments	(390,280)
Net unrealized losses on investments	(645,367)

Total net assets	$40,766,461

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$713,576
Shares outstanding – Class A1	73,436
Net asset value per share – Class A	$9.72
Maximum offering price per share – Class A2	$10.18
Net assets – Class C	$835,484
Shares outstanding – Class C1	86,031
Net asset value per share – Class C	$9.71
Net assets – Administrator Class	$553,672
Shares outstanding – Administrator Class[1]	56,865
Net asset value per share – Administrator Class	$9.74
Net assets – Institutional Class	$38,663,729
Shares outstanding – Institutional Class[1]	3,980,038
Net asset value per share – Institutional Class	$9.71

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Strategic Income Fund	21

Investment income
Interest (net of foreign interest withholding taxes of $8,612)	$1,530,100
Income from affiliated securities	1,184

Total investment income	1,531,284

Expenses
Advisory fee	149,774
Administration fees
Fund level	15,766
Class A	995
Class C	1,249
Administrator Class	512
Institutional Class	23,693
Shareholder servicing fees
Class A	1,555
Class C	1,951
Administrator Class	1,282
Distribution fees
Class C	5,854
Custody and accounting fees	23,319
Professional fees	45,653
Registration fees	66,127
Shareholder report expenses	15,763
Trustees’ fees and expenses	14,389
Other fees and expenses	5,391

Total expenses	373,273
Less: Fee waivers and/or expense reimbursements	(173,255)

Net expenses	200,018

Net investment income	1,331,266

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(678,066)
Futures transactions	(450,272)
Forward foreign currency contract transactions	145,430

Net realized losses on investments	(982,908)

Net change in unrealized gains (losses) on:
Unaffiliated securities	226,444
Futures transactions	123,267
Forward foreign currency contract transactions	187,386

Net change in unrealized gains (losses) on investments	537,097

Net realized and unrealized gains (losses) on investments	(445,811)

Net increase in net assets resulting from operations	$885,455

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Income Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013[1]

Operations
Net investment income		$1,331,266		$745,697
Net realized gains (losses) on investments		(982,908)		259,309
Net change in unrealized gains (losses) on investments		537,097		(1,182,464)

Net increase (decrease) in net assets resulting from operations		885,455		(177,458)

Distributions to shareholders from
Net investment income
Class A		(15,762)		(12,970)
Class C		(13,400)		(10,110)
Administrator Class		(13,793)		(12,841)
Institutional Class		(852,736)		(648,255)

Total distributions to shareholders		(895,691)		(684,176)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	22,517	217,023	52,351	523,017
Class C	46,130	444,536	54,146	540,590
Administrator Class	4,115	40,000	50,000	500,000
Institutional Class	1,475,076	14,500,000	2,350,000	23,500,000

		15,201,559		25,063,607

Reinvestment of distributions
Class A	1,619	15,592	1,333	12,970
Class C	1,394	13,400	1,040	10,110
Administrator Class	1,431	13,793	1,319	12,841
Institutional Class	88,370	852,736	66,592	648,255

		895,521		684,176

Payment for shares redeemed
Class A	(4,382)	(42,882)	(2)	(23)
Class C	(15,103)	(147,854)	(1,576)	(15,773)

		(190,736)		(15,796)

Net increase in net assets resulting from capital share transactions		15,906,344		25,731,987

Total increase in net assets		15,896,108		24,870,353

Net assets
Beginning of period		24,870,353		0

End of period		$40,766,461		$24,870,353

Undistributed net investment income		$164,697		$122,664

1.	For the period from January 31, 2013 (commencement of operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.37	0.27
Net realized and unrealized gains (losses) on investments	(0.05)	(0.36)

Total from investment operations	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.26)	(0.25)
Net asset value, end of period	$9.72	$9.66
Total return[2]	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.85%
Net expenses	0.90%	0.90%
Net investment income	4.02%	3.76%
Supplemental data
Portfolio turnover rate	51%	39%
Net assets, end of period (000s omitted)	$714	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013[1]
Net asset value, beginning of period	$9.65	$10.00
Net investment income	0.31	0.21
Net realized and unrealized gains (losses) on investments	(0.06)	(0.37)

Total from investment operations	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.19)	(0.19)
Net asset value, end of period	$9.71	$9.65
Total return[2]	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.25%	2.60%
Net expenses	1.65%	1.65%
Net investment income	3.25%	3.01%
Supplemental data
Portfolio turnover rate	51%	39%
Net assets, end of period (000s omitted)	$835	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	25

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.39	0.28
Net realized and unrealized gains (losses) on investments	(0.05)	(0.37)

Total from investment operations	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.26)	(0.25)
Net asset value, end of period	$9.74	$9.66
Total return[2]	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.79%
Net expenses	0.75%	0.75%
Net investment income	4.18%	3.90%
Supplemental data
Portfolio turnover rate	51%	39%
Net assets, end of period (000s omitted)	$554	$496

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.41 [2]	0.29
Net realized and unrealized gains (losses) on investments	(0.07)	(0.36)

Total from investment operations	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.29)	(0.27)
Net asset value, end of period	$9.71	$9.66
Total return[3]	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.52%
Net expenses	0.60%	0.60%
Net investment income	4.25%	4.05%
Supplemental data
Portfolio turnover rate	51%	39%
Net assets, end of period (000s omitted)	$38,664	$23,338

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

28	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	29

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to foreign currency transactions. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(393,542)	$393,542

As of October 31, 2014, the Fund had capital loss carryforwards which consist of $207,810 in short-term capital losses and $200,021 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$953,953	$0	$953,953

Asset-backed securities	0	2,306,353	0	2,306,353

Corporate bonds and notes	0	12,507,049	0	12,507,049

Foreign government bonds	0	8,518,664	0	8,518,664

Loans	0	7,928,753	1,127,246	9,055,999

Municipal obligations	0	586,741	0	586,741

Non-agency mortgage backed securities	0	3,190,424	0	3,190,424

Yankee corporate bonds and notes	0	1,892,068	0	1,892,068

Short-term investments
Investment companies	963,421	0	0	963,421
U.S. Treasury securities	184,997	0	0	184,997

	1,148,418	37,884,005	1,127,246	40,159,669

Forward foreign currency contracts	0	186,933	0	186,933

Futures contracts	35,906	0	0	35,906
Total assets	$1,184,324	$38,070,938	$1,127,246	$40,382,508

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of October 31, 2013	$510,983
Accrued discounts (premiums)	(779)
Realized gains (losses)	(127)
Change in unrealized gains (losses)	(18,856)
Purchases	1,150,194
Sales	(253,673)
Transfers into Level 3	203,562
Transfers out of Level 3	(464,057)
Balance as of October 31, 2014	$1,127,246
Change in unrealized gains (losses) relating to securities still held at October 31, 2014	$(7,584)

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	31

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.475% and declining to 0.375% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.475% of the Fund’s average daily net assets.

Funds Management has retained the services of a certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the subadviser’s portion of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2014, Funds Distributor received $80 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class, of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

32	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $32,818,885 and $15,183,032, respectively.

As of October 31, 2014, the Fund had unfunded term loan commitments of $84,325.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into futures contracts to manage duration exposure.

At October 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at October 31, 2014	Unrealized losses
12-19-2014	JPMorgan	6 Short	U.S. Treasury Bonds	$846,563	$(11,990)
12-19-2014	JPMorgan	111 Short	10-Year U.S. Treasury Notes	14,025,891	(80,461)
12-31-2014	JPMorgan	22 Short	5-Year U.S. Treasury Notes	2,627,453	(19,808)

The Fund had an average notional amount of $10,642,645 in short futures contracts during the year ended October 31, 2014.

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains
11-28-2014	State Street Bank	6,600,000	ZAR	$596,034	$610,387	$14,353
12-15-2014	State Street Bank	200,000,000	JPY	1,781,280	1,824,686	43,406
12-15-2014	State Street Bank	1,730,000	EUR	2,168,519	2,185,950	17,431
12-15-2014	State Street Bank	1,120,000	GBP	1,791,078	1,815,464	24,386
12-15-2014	State Street Bank	117,600,780	JPY	1,047,399	1,100,000	52,601
12-15-2014	State Street Bank	850,000	EUR	1,065,458	1,100,214	34,756

The Fund had average contract amounts of $322,175 and $2,510,935 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$35,906	*	Payable for daily variation margin on open futures contracts	$0
Forward foreign currency contracts	Unrealized gains on forward foreign currency contracts	186,933		Unrealized losses on forward foreign currency contracts	0
		$222,839			$0

*	Only the current day’s variation margin as of October 31, 2014 is reported separately on the Statement of Assets and Liabilities.

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	33

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives		Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Futures contracts	Forward currency contracts
Interest rate contracts	($450,272)	$0	$123,267	$0
Forward foreign currency contracts	0	145,430	0	187,386

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$35,906	$0	$0	$35,906
Forward foreign currency contracts	State Street Bank	186,933*	0	0	186,933

*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $55 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2014 and for the period from January 31, 2013 to October 31, 2013 were as follows:

	Year ended October 31
	2014	2013
Ordinary income	$893,748	$684,176
Long-term capital gain	1,943	0

34	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$351,630	$(814,749)	$(407,831)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On November 21, 2014, the Fund declared distributions from net investment income to shareholders of record on November 20, 2014. The per share amounts payable on November 24, 2014 were as follows:

Net investment income
Class A	$0.06803
Class C	0.06173
Administrator Class	0.06806
Institutional Class	0.07006

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Strategic Income Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from January 31, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Income Fund as of October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the period from January 31, 2013 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

36	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,943 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, $509,999 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	39

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Strategic Income Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“First International”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and First International (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Advisers utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person

40	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

meeting of the Board held on November 6-7, 2012, including how such accounts performed in relation to the Fund’s benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	41

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

42	Wells Fargo Advantage Strategic Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229598 12-14 A263/AR263 10-14

Wells Fargo Advantage
Asia Pacific Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Bank of Japan (BOJ) continued to engage in significant quantitative easing with the goal of achieving 2% annual inflation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Asia Pacific Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as a Islamic militants (formerly known as ISIS) group gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in China and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The MSCI All Country Asia Pacific Index (Net)1 ended the period with a 2.12% return.

Central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Bank of Japan (BOJ) continued to engage in significant quantitative easing with the goal of achieving 2% annual inflation. The Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—provided further global liquidity by keeping its interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program, bringing it to an end in late October 2014. The FOMC’s guidance led investors to expect an interest-rate hike sometime in 2015. The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured international returns for U.S. dollar-based investors.

Against the backdrop of a challenging geopolitical situation, Asian markets collectively posted a modest gain.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

We believe much of the return in Asian markets over the past 12 months was driven by factors such as weaker economic growth in China and in Europe, which contains key end export markets for many of the goods produced by companies domiciled in Asia. Shifting views on the possible impact of the FOMC’s ending its quantitative easing program also played a role. In our view, a number of election campaigns in Asian countries added to an overall choppy economic environment. Notable elections included India’s general election from April to May 2014, which resulted in the appointment of a reform-minded prime minister, and Indonesia’s general election in July 2014, which resulted in the first president to come from outside of the country’s traditional elite.

The MSCI All Country Asia Pacific Index (Net) ended the reporting period with a single-digit positive return, reflecting the market’s crosscurrents. Among individual markets, the Japanese market lagged despite continued monetary easing from the BOJ. Prime Minister Shinzô Abe and his government continued

1.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, market-capitalization-weighted index that measures the performance of stock markets in the following 15 Pacific-region countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Asia Pacific Fund	3

their attempts to implement reforms and to spur growth through a quantitative stimulus package, but getting consumers to spend remained a struggle. The South Korean stock market also underperformed as the country continued to struggle with sluggish economic growth.

India was a top performer based on investor optimism that Prime Minister Narendra Modi would be able to create the conditions for higher economic growth. China outperformed the index, likely due to is strong performance in the first half of 2014. Even though China had earlier shown signs of slowing economic growth, investors initially hoped that a mini-stimulus package would produce a soft landing. Those hopes faded toward the end of the period as China produced lower-than-expected economic results. Indonesia also outperformed as the country successfully transferred power from one popularly elected president to another, solidifying a break from its authoritarian past.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

India was a top performer based on investor optimism that Prime Minister Narendra Modi would be able to create the conditions for higher economic growth.

4	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns1 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	0.44	7.62	7.75	6.61	8.91	8.39	1.76	1.62
Class C (WFCAX)	7-31-2007	4.76	8.12	7.59	5.76	8.12	7.59	2.51	2.37
Administrator Class (WFADX)	7-30-2010	–	–	–	6.86	9.11	8.49	1.60	1.42
Institutional Class (WFPIX)	7-30-2010	–	–	–	6.99	9.24	8.55	1.33	1.27
Investor Class (SASPX)	12-31-1993	–	–	–	6.58	8.88	8.34	1.82	1.67
MSCI All Country Asia Pacific Index (Net)[4]	–	–	–	–	2.12	6.66	6.88	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	5

Growth of $10,000 investment[5] as of October 31, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class, and 1.65% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI All Country Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	Excluding sales charges, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index (Net), for the 12-month period that ended October 31, 2014.

■	Overall stock selection contributed to relative returns for the period, led by the industrials, consumer discretionary, materials, and utilities sectors. Stock selection in consumer staples and energy detracted from returns.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in South Korea, Australia and Japan. Unfavorable stock selection in Singapore detracted from relative performance. Results in China/Hong Kong were mixed; while our stocks underperformed their peers, the Fund benefited from our larger allocation to that combined market.

The Fund outperformed its benchmark during a volatile market.

During the 12-month period, returns in Asian markets fluctuated according to factors that included fears of slowing Chinese growth, optimism about India’s general election, and concerns about the effect of the U.S. Federal Reserve’s withdrawal of global liquidity. From a sector perspective, holdings in the industrials, consumer discretionary, materials, and utilities sectors contributed for the reporting period, but stock selection in the consumer staples and energy sectors detracted. An overweight allocation to the information technology (IT) sector also aided relative performance because the sector was one of the best-performing sectors for the 12-month period.

In the industrials sector, the Fund benefited from our investments in infrastructure companies, such as toll-road operators and rail companies. The automobile industry was a key driver in the consumer discretionary sector, with the Fund benefiting from investments in Toyota Motor Corporation, Maruti Suzuki India Limited, and Hyundai Motor Company. The metals and mining industry aided relative returns in the materials sector—with especially strong returns from India’s Hindalco Industries Limited. Strong relative performance in the financials sector was primarily attributable to investments in capital markets companies such as China Everbright Limited, a Hong Kong–based financial conglomerate. We believe that China Everbright was one of the best ways to gain exposure to China’s growing investment management industry.

Ten largest equity holdings[6] (%) as of October 31, 2014
Bank of China Limited	2.50
Industrial & Commercial Bank of China Limited Class H	2.31
Agricultural Bank of China	2.30
Taiwan Semiconductor Manufacturing Company Limited	2.21
Nagoya Railroad Company Limited	1.95
PetroChina Company Limited	1.92
Sumitomo Mitsui Trust Holdings Incorporated	1.83
Resona Holdings Incorporated	1.76
Japan Airlines Company Limited	1.75
China Mobile Limited	1.67

Looking at individual countries, notable areas of success included South Korea, Australia, and Japan. In South Korea, stock selection in the consumer discretionary and IT sectors was quite strong on a relative basis. The Fund also benefited from an underweight position to the country as a whole. In Australia, holdings in materials outperformed significantly. In Japan, the Fund benefited from positive contributions from holdings in the financials and health care sectors. Stock selection in Singapore detracted, as did an overweight to that market.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	7

Sector distribution[7] as of October 31, 2014

Our investment outlook on the Asia Pacific region remains positive.

We continue to like Asia as an investment opportunity, even with the region’s current set of uncertainties. The most recent election cycle has largely ended, which eases some of the political uncertainties. At this point, we believe that governments need to get down to business and deliver on their promises. We continue to be mindful of the macroeconomic risks that are associated with the withdrawal of U.S quantitative easing—such as reduced market liquidity, potentially rising interest rates, and possibly currency impacts. With those risks acknowledged, we see compelling valuations across the region. In our view, emerging Asian economies are still relatively cheap compared with developed markets, and Asia is also fairly cheap relative to its historical valuations. We believe that China, in particular, looks historically inexpensive, even compared with Asian markets. We see a number of opportunities to add value through fundamental analysis and stock picking.

Looking ahead, we expect Chinese stock market performance to be well supported by valuations, a stabilized economy, stable currency, and accommodative policies. Although we continue to look for ideas in new economy sectors with strong secular growth, we remain invested in old economy names trading at discounted valuations. We believe that both South Korea and Taiwan should benefit from a global recovery, but South Korea may be negatively affected by companies’ inabilities to meet recent earnings expectations. In India, we remain cautiously optimistic that the new prime minister can deliver on his reform agenda. In Japan, we expect better stock performance in the second half over the first half on the back of solid earnings outlooks, a weaker yen, and improving corporate governance. We believe that Australia looks fairly valued against the backdrop of a somewhat weak domestic economy trying to adjust to weaker commodity demand. In developing Asia, we favor the Philippines and Indonesia over Malaysia and Thailand. In general, we expect pockets of strong performance led by North Asia, but selectivity in stocks and countries will be crucial.

We continue to focus on what we believe are well-managed companies with track records of good corporate governance and attractive total return potential driven by sustainable earnings growth. We take into consideration currency movements when analyzing the companies and their impacts on overall stock returns. Uncertainty also brings opportunity that we will look to take advantage of going forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,080.74	$8.39	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$1,077.28	$12.30	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$1,083.11	$7.35	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,083.03	$6.56	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Investor Class
Actual	$1,000.00	$1,081.08	$8.66	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Asia Pacific Fund	9

Security name	Shares	Value

Common Stocks: 91.55%

Australia: 3.96%
AMP Limited (Financials, Insurance)	348,157	$1,792,312
Healthscope Limited (Health Care, Health Care Providers & Services) †	681,600	1,523,512
Insurance Australia Group Limited (Financials, Insurance)	244,300	1,401,691
Mirvac Group (Financials, REITs)	816,890	1,290,359
SunCorp-Metway Limited (Financials, Insurance)	69,300	893,415

		6,901,289

China: 22.24%
Agricultural Bank of China (Financials, Banks)	8,627,000	4,004,719
AviChina Industry & Technology Company Limited (Industrials, Aerospace & Defense)	3,780,000	2,875,766
Bank of China Limited (Financials, Banks)	9,106,000	4,356,236
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	1,806,000	1,292,470
BYD Company Limited (Consumer Discretionary, Automobiles)	174,000	1,103,886
China Cinda Asset Management Company Limited (Financials, Capital Markets) †	5,454,000	2,581,018
China Longyuan Power Group (Utilities, Independent Power & Renewable Electricity Producers)	748,000	798,623
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	234,500	2,917,964
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	2,092,000	1,812,762
China Shipping Container Lines Company Limited Class H (Industrials, Marine) †	3,113,000	887,118
China Singyes Solar Technologies Holdings Limited (Industrials, Construction & Engineering)	492,000	942,744
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	510,000	787,838
Fu Shou Yuan International Group Limited (Consumer Discretionary, Diversified Consumer Services)	1,477,891	771,804
Huaneng Renewables Corporation Limited (Utilities, Independent Power & Renewable Electricity Producers)	2,616,000	941,135
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	6,078,000	4,020,572
Kingdee International Software Group Company Limited (Information Technology, Software) †	2,748,000	900,037
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	2,672,000	3,345,534
Ping An Insurance Group Company of China Limited (Financials, Insurance)	112,500	918,986
Qinhuangdao Port Company Limited (Industrials, Transportation Infrastructure)	1,513,000	756,973
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	143,600	894,358
Shanghai Fosun Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	233,000	838,243
Tencent Holdings Limited (Information Technology, Internet Software & Services)	64,500	1,027,988

		38,776,774

Hong Kong: 6.30%
China Everbright International Limited (Industrials, Commercial Services & Supplies)	922,000	1,272,110
China Everbright Limited (Financials, Capital Markets)	882,000	1,715,062
China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	418,000	1,320,542
China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	790,000	2,292,025
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	664,241	873,646
GCL-Poly Energy Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) †	3,811,000	1,287,508
Pacific Basin Shipping Limited (Industrials, Marine)	3,034,000	1,459,265
WH Group Limited (Consumer Staples, Food Products) †	1,153,000	753,784

		10,973,942

India: 5.54%
Asian Paints Limited (Materials, Chemicals)	81,300	869,936
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	193,900	1,259,718
HDFC Bank Limited (Financials, Banks)	23,200	344,543
HDFC Bank Limited (Financials, Banks)	69,400	1,124,642

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

India (continued)
Hindalco Industries Limited (Materials, Metals & Mining)	868,000	$2,314,195
Infosys Technologies Limited (Information Technology, IT Services)	15,900	1,049,102
Maruti Suzuki India Limited (Consumer Discretionary, Automobiles)	35,500	1,929,518
Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	116,900	771,369

		9,663,023

Indonesia: 2.74%
PT Blue Bird Tbk (Industrials, Road & Rail) †(a)	1,745,300	938,722
PT Gudang Garam Tbk (Consumer Staples, Tobacco)	197,800	945,217
PT Lippo Karawaci Terbuka Tbk (Financials, Real Estate Management & Development)	12,521,800	1,108,674
PT Semen Gresik Persero Tbk (Materials, Construction Materials)	678,800	891,680
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	3,923,400	892,789

		4,777,082

Japan: 29.65%
ASICS Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	49,100	1,130,404
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	58,000	843,730
FANUC Corporation (Industrials, Machinery)	10,400	1,770,292
FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	61,500	2,018,700
GLP J-REIT (Financials, REITs)	1,530	1,710,821
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	300,000	2,294,503
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	65,600	2,031,804
Hulic REIT Incorporated (Financials, REITs)	1,200	1,785,177
Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	162,700	2,032,211
Japan Airlines Company Limited (Industrials, Airlines)	114,600	3,048,518
Japan Hotel REIT Investment Corporation (Financials, REITs)	2,500	1,529,045
Kawasaki Heavy Industries Limited (Industrials, Machinery)	315,000	1,205,876
M3 Incorporated (Health Care, Health Care Technology)	167,700	2,750,086
Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	155,000	1,800,801
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	137,000	1,703,276
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	161,000	979,832
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	84,000	2,623,014
Nagoya Railroad Company Limited (Industrials, Road & Rail)	806,000	3,401,237
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	25,300	1,552,349
Otsuka Corporation (Information Technology, IT Services)	23,100	841,122
Resona Holdings Incorporated (Financials, Banks)	548,400	3,068,013
SoftBank Corporation (Telecommunication Services, Wireless Telecommunication Services)	39,600	2,798,882
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	87,000	1,172,651
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	808,000	3,193,875
Toshiba Corporation (Industrials, Industrial Conglomerates)	449,000	1,933,108
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	31,500	1,822,275
West Holdings Corporation (Consumer Discretionary, Household Durables)	70,700	655,859

		51,697,461

Malaysia: 0.26%
YTL Corporation Bhd (Utilities, Multi-Utilities)	893,100	450,725

New Zealand: 1.84%
Air New Zealand Limited (Industrials, Airlines)	877,300	1,374,549

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Asia Pacific Fund	11

Security name	Shares	Value

New Zealand (continued)
Fletcher Building Limited - New Zealand Exchange (Materials, Construction Materials)	125,500	$841,314
Infratil Limited (Utilities, Electric Utilities)	447,100	998,494

		3,214,357

Philippines: 1.08%
ABS-CBN Holdings Corporation (Consumer Discretionary, Media)	969,200	989,178
Pepsi-Cola Products Philippines Incorporated (Consumer Staples, Beverages) †	8,608,000	895,807

		1,884,985

Singapore: 2.58%
First Resources Limited (Consumer Staples, Food Products)	454,000	735,051
Lippo Malls Indonesia Retail Trust (Financials, REITs)	3,603,000	1,037,682
Neptune Orient Lines Limited (Industrials, Marine) †«	1,195,000	776,699
Singapore Post Limited (Industrials, Air Freight & Logistics)	661,000	1,013,599
Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	322,000	939,908

		4,502,939

South Korea: 6.94%
Hana Financial Group Incorporated (Financials, Banks)	23,390	810,869
Hyundai Mobis (Consumer Discretionary, Auto Components)	3,300	771,944
Hyundai Motor Company (Consumer Discretionary, Automobiles)	5,600	890,777
KB Financial Group Incorporated (Financials, Banks)	25,000	982,475
Korea Aerospace Industries Limited (Industrials, Aerospace & Defense)	22,510	872,159
Korea Electric Power Corporation (Utilities, Electric Utilities)	35,190	1,529,456
Korea Life Insurance Company Limited (Financials, Insurance)	137,150	1,053,588
LG Chem Limited (Materials, Chemicals)	4,700	879,549
NCsoft Corporation (Information Technology, Software)	4,300	591,450
POSCO (Materials, Metals & Mining)	8,800	2,519,626
Suprema Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	42,600	1,195,812

		12,097,705

Taiwan: 7.08%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	718,000	858,064
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	360,795	1,035,537
China Trust Financial Holding Company Limited (Financials, Banks)	1,323,000	926,468
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	309,000	769,033
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	144,000	639,127
CTCI Corporation (Industrials, Construction & Engineering)	490,000	800,651
Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	342,000	647,648
King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,047,000	826,131
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	209,000	728,355
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	899,000	3,857,101
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,036,000	1,260,237

		12,348,352

Thailand: 1.34%
BTS Group Holdings PCL (Industrials, Road & Rail)	3,185,400	1,007,357

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2014

Security name			Shares	Value

Thailand (continued)
Intouch Holding PCL (Telecommunication Services, Wireless Telecommunication Services)			581,400	$1,320,958

				2,328,315

Total Common Stocks (Cost $149,529,910)				159,616,949

Exchage-Traded Funds: 1.59%

Hong Kong: 0.53%
CSOP FTSE China A50 ETF			770,800	928,321

United States: 1.06%
Market Vectors India Small-Cap Index ETF «			39,483	1,840,697

Total Exchange-Traded Funds (Cost $2,594,541)				2,769,018

		Expiration date
Participation Notes: 5.72%

China: 5.72%
HSBC Bank plc (Baoshan Iron & Steel Company Limited) (Industrials, Machinery) †		2-19-2019	1,161,800	845,740
HSBC Bank plc (China Vanke Company Limited Class A) (Financials, Real Estate Management & Development) †		2-11-2019	635,000	976,444
HSBC Bank plc (Qingdao Haier Company Limited Class A) (Consumer Discretionary, Household Durables) †		6-8-2020	702,500	1,899,611
HSBC Bank plc (Shanghai International Airport Company Limited Class A) (Industrials, Transportation Infrastructure) †		8-20-2020	693,500	1,765,231
HSBC Bank plc (Weichai Power Company Limited Class A) (Industrials, Machinery) †		12-20-2021	395,000	1,313,651
Standard Chartered Bank (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		4-3-2015	1,192,300	1,556,446
Standard Chartered Bank (Henan Shuanghui Investment & Development Company Limited Class A) (Consumer Staples, Food Products) †		4-10-2015	128,300	598,160
Standard Chartered Bank (SAIC Motor Corporation Limited Class A) (Consumer Discretionary, Automobiles) †		4-29-2015	350,000	1,022,575

Total Participation Notes (Cost $8,906,940)				9,977,858

	Dividend yield
Preferred Stocks: 0.90%

South Korea: 0.90%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment) ±	1.48%		1,700	1,566,813

Total Preferred Stocks (Cost $1,178,284)				1,566,813

	Yield
Short-Term Investments: 2.03%

Investment Companies: 2.03%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		506,725	506,725
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		3,025,381	3,025,381

Total Short-Term Investments (Cost $3,532,106)				3,532,106

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Asia Pacific Fund	13

		Value
Total investments in securities (Cost $165,741,781) *	101.79%	$177,462,744
Other assets and liabilities, net	(1.79)	(3,113,932)

Total net assets	100.00%	$174,348,812

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $166,812,733 and unrealized gains (losses) consists of:

Gross unrealized gains	$18,562,269
Gross unrealized losses	(7,912,258)

Net unrealized gains	$10,650,011

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asia Pacific Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities (including $479,034 of securities loaned), at value (cost $162,209,675)	$173,930,638
In affiliated securities, at value (cost $3,532,106)	3,532,106

Total investments, at value (cost $165,741,781)	177,462,744
Cash	5,808
Foreign currency, at value (cost $333,626)	333,558
Receivable for investments sold	409,074
Receivable for Fund shares sold	365,903
Receivable for dividends	340,377
Receivable for securities lending income	1,165
Prepaid expenses and other assets	31,400

Total assets	178,950,029

Liabilities
Payable for investments purchased	3,589,096
Payable for Fund shares redeemed	183,681
Payable upon receipt of securities loaned	506,725
Advisory fee payable	131,219
Distribution fees payable	1,603
Administration fees payable	54,642
Accrued expenses and other liabilities	134,251

Total liabilities	4,601,217

Total net assets	$174,348,812

NET ASSETS CONSIST OF
Paid-in capital	$279,193,546
Undistributed net investment income	1,079,573
Accumulated net realized losses on investments	(117,623,228)
Net unrealized gains on investments	11,698,921

Total net assets	$174,348,812

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$6,754,538
Shares outstanding – Class A1	554,344
Net asset value per share – Class A	$12.18
Maximum offering price per share – Class A2	$12.92
Net assets – Class C	$2,427,407
Shares outstanding – Class C1	209,756
Net asset value per share – Class C	$11.57
Net assets – Administrator Class	$13,956,374
Shares outstanding – Administrator Class[1]	1,164,247
Net asset value per share – Administrator Class	$11.99
Net assets – Institutional Class	$502,149
Shares outstanding – Institutional Class[1]	41,833
Net asset value per share – Institutional Class	$12.00
Net assets – Investor Class	$150,708,344
Shares outstanding – Investor Class[1]	12,561,541
Net asset value per share – Investor Class	$12.00

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Asia Pacific Fund	15

Investment income
Dividends (net of foreign withholding taxes of $401,906)	$4,340,542
Securities lending income, net	57,980
Income from affiliated securities	2,999

Total investment income	4,401,521

Expenses
Advisory fee	1,713,845
Administration fees
Fund level	90,202
Class A	17,996
Class C	5,518
Administrator Class	13,060
Institutional Class	174
Investor Class	505,868
Shareholder servicing fees
Class A	17,304
Class C	5,306
Administrator Class	29,494
Investor Class	393,817
Distribution fees
Class C	15,918
Custody and accounting fees	153,719
Professional fees	48,238
Registration fees	65,862
Shareholder report expenses	52,984
Trustees’ fees and expenses	9,061
Other fees and expenses	24,336

Total expenses	3,162,702
Less: Fee waivers and/or expense reimbursements	(208,208)

Net expenses	2,954,494

Net investment income	1,447,027

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,508,952
Forward foreign currency contract transactions	(8,534)

Net realized gains on investments	14,500,418

Net change in unrealized gains (losses) on investments	(4,886,948)

Net realized and unrealized gains (losses) on investments	9,613,470

Net increase in net assets resulting from operations	$11,060,497

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asia Pacific Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$1,447,027		$1,983,142
Net realized gains on investments		14,500,418		24,425,709
Net change in unrealized gains (losses) on investments		(4,886,948)		6,462,219

Net increase in net assets resulting from operations		11,060,497		32,871,070

Distributions to shareholders from
Net investment income
Class A		(174,427)		(242,199)
Class C		(39,188)		(55,133)
Administrator Class		(357,092)		(517,420)
Institutional Class		(3,952)		(488)
Investor Class		(4,117,147)		(5,920,195)

Total distributions to shareholders		(4,691,806)		(6,735,435)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	213,375	2,569,331	524,754	5,849,346
Class C	91,389	1,033,884	57,655	624,516
Administrator Class	515,591	6,073,555	447,283	4,865,999
Institutional Class	32,247	390,907	9,917	109,066
Investor Class	2,513,982	29,455,819	3,687,801	39,900,338

		39,523,496		51,349,265

Reinvestment of distributions
Class A	14,068	162,768	19,589	201,959
Class C	2,369	26,174	3,990	39,420
Administrator Class	29,465	334,721	46,860	474,690
Institutional Class	348	3,952	48	488
Investor Class	353,802	4,029,801	551,264	5,600,848

		4,557,416		6,317,405

Payment for shares redeemed
Class A	(417,097)	(4,930,591)	(359,560)	(3,977,877)
Class C	(61,548)	(667,173)	(55,976)	(604,958)
Administrator Class	(470,899)	(5,405,459)	(684,345)	(7,536,691)
Institutional Class	(1,888)	(22,609)	0	0
Investor Class	(4,536,103)	(52,779,516)	(5,429,628)	(59,220,253)

		(63,805,348)		(71,339,779)

Net decrease in net assets resulting from capital share transactions		(19,724,436)		(13,673,109)

Total increase (decrease) in net assets		(13,355,745)		12,462,526

Net assets
Beginning of period		187,704,557		175,242,031

End of period		$174,348,812		$187,704,557

Undistributed net investment income		$1,079,573		$2,376,971

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.72	$10.19	$9.30	$10.15	$9.77	$8.82
Net investment income (loss)	0.09 [2]	0.12 [2]	0.10 [2]	0.08 [2]	(0.01)[2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.67	1.79	0.79	(0.89)	0.39	1.05

Total from investment operations	0.76	1.91	0.89	(0.81)	0.38	1.09
Distributions to shareholders from
Net investment income	(0.30)	(0.38)	0.00	(0.04)	0.00	(0.14)
Net asset value, end of period	$12.18	$11.72	$10.19	$9.30	$10.15	$9.77
Total return[3]	6.61%	19.24%	9.57%	(7.97)%	3.89%	12.58%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.79%	1.86%	1.73%	1.90%	1.90%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.59%
Net investment income (loss)	0.80%	1.08%	1.04%	0.83%	(0.91)%	0.49%
Supplemental data
Portfolio turnover rate	113%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$6,755	$8,720	$5,699	$31,000	$63,741	$62,700

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.15	$9.73	$8.98	$9.96	$9.59	$8.67
Net investment income (loss)	0.01 [2]	0.05	0.09 [2]	0.01	(0.01)[2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	0.63	1.69	0.69	(0.86)	0.38	1.03

Total from investment operations	0.64	1.74	0.78	(0.85)	0.37	1.02
Distributions to shareholders from
Net investment income	(0.22)	(0.32)	(0.03)	(0.13)	0.00	(0.10)
Net asset value, end of period	$11.57	$11.15	$9.73	$8.98	$9.96	$9.59
Total return[3]	5.76%	18.44%	8.78%	(8.67)%	3.86%	11.84%
Ratios to average net assets (annualized)
Gross expenses	2.46%	2.54%	2.62%	2.48%	2.65%	2.65%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%	2.34%
Net investment income (loss)	0.12%	0.37%	0.92%	0.18%	(1.66)%	(0.13)%
Supplemental data
Portfolio turnover rate	113%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$2,427	$1,980	$1,673	$1,274	$1,507	$1,450

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010[2]
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.54	$10.04	$9.29	$10.15	$9.77	$8.84
Net investment income (loss)	0.12 [3]	0.14 [3]	0.17	0.12 [3]	(0.00)[3,4]	0.03 [3]
Net realized and unrealized gains (losses) on investments	0.65	1.77	0.71	(0.89)	0.38	0.90

Total from investment operations	0.77	1.91	0.88	(0.77)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.32)	(0.41)	(0.13)	(0.09)	0.00	0.00
Net asset value, end of period	$11.99	$11.54	$10.04	$9.29	$10.15	$9.77
Total return[5]	6.86%	19.57%	9.66%	(7.68)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.61%	1.67%	1.52%	1.74%	1.80%
Net expenses	1.40%	1.40%	1.40%	1.39%	1.40%	1.40%
Net investment income (loss)	1.04%	1.26%	1.74%	1.14%	(0.70)%	1.98%
Supplemental data
Portfolio turnover rate	113%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$13,956	$12,577	$12,860	$13,959	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010[2]
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.55	$10.05	$9.30	$10.15	$9.77	$8.84
Net investment income (loss)	0.14 [3]	0.18 [3]	0.18	0.13	(0.01)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	0.65	1.74	0.71	(0.89)	0.39	0.90

Total from investment operations	0.79	1.92	0.89	(0.76)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.34)	(0.42)	(0.14)	(0.09)	0.00	0.00
Net asset value, end of period	$12.00	$11.55	$10.05	$9.30	$10.15	$9.77
Total return[4]	6.99%	19.70%	9.90%	(7.55)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.33%	1.42%	1.29%	1.47%	1.47%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	1.15%	1.62%	1.86%	1.30%	(0.57)%	2.11%
Supplemental data
Portfolio turnover rate	113%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$502	$129	$12	$11	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.55	$10.05	$9.28	$10.14	$9.76	$8.81
Net investment income (loss)	0.09	0.10	0.15	0.08 [2]	(0.01)[2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.65	1.78	0.72	(0.88)	0.39	1.05

Total from investment operations	0.74	1.88	0.87	(0.80)	0.38	1.09
Distributions to shareholders from
Net investment income	(0.29)	(0.38)	(0.10)	(0.06)	0.00	(0.14)
Net asset value, end of period	$12.00	$11.55	$10.05	$9.28	$10.14	$9.76
Total return[3]	6.58%	19.25%	9.51%	(7.97)%	3.89%	12.51%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.85%	1.94%	1.80%	1.97%	1.99%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.64%
Net investment income (loss)	0.79%	1.04%	1.47%	0.82%	(0.96)%	0.41%
Supplemental data
Portfolio turnover rate	113%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$150,708	$164,299	$154,999	$169,895	$252,214	$241,892

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,947,381	$(1,947,381)

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $117,451,338 with $36,634,134 expiring in 2016; and $80,817,204 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$6,901,289	$0	$0	$6,901,289
China	38,776,774	0	0	38,776,774
Hong Kong	10,973,942	0	0	10,973,942
India	8,538,381	1,124,642	0	9,663,023
Indonesia	3,838,360	938,722	0	4,777,082
Japan	51,697,461	0	0	51,697,461
Malaysia	450,725	0	0	450,725
New Zealand	3,214,357	0	0	3,214,357
Philippines	1,884,985	0	0	1,884,985
Singapore	4,502,939	0	0	4,502,939
South Korea	12,097,705	0	0	12,097,705
Taiwan	12,348,352	0	0	12,348,352
Thailand	2,328,315	0	0	2,328,315

Exchange-traded funds
Hong Kong	928,321	0	0	928,321
United States	1,840,697	0	0	1,840,697

Participation notes	0	9,977,858		9,977,858

Preferred stocks
South Korea	1,566,813	0	0	1,566,813

Short-term investments
Investment companies	3,025,381	506,725	0	3,532,106
Total assets	$164,914,797	$12,547,947	$0	$177,462,744

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an indirect wholly owned subsidiary of Wells Fargo, was also a subadviser to the Fund until September 6, 2014, at which point the arrangement was terminated. Out of its fees, WellsCap had paid Wells Capital Management Singapore a fee for its services as subadviser at an annual rate which started at 0.25% and declined to 0.15% as the average daily net assets of the Fund increased.

26	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.40% for Administrator Class shares, 1.25% for Institutional Class shares, and 1.65% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2014, Funds Distributor received $3,939 from the sale of Class A shares and $30 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $196,927,131 and $212,766,874, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

As of October 31, 2014, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $20,266 and $668 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	27

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $340 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,691,806 and $6,735,435 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,978,634	$10,627,970	$(117,451,338)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. Funds that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Asia Pacific Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asia Pacific Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to October 31, 2010 and the year or period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asia Pacific Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to October 31, 2010 and the year or period ended September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	29

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,982,180 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Asia Pacific Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund and (iii) an investment sub-advisory agreement with Wells Capital Management Singapore (“WellsCap Singapore”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WellsCap Singapore (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	33

Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI All Country Asia Pacific Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to WellsCap and by WellsCap to WellsCap Singapore for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except Investor Class, the Management Rate of which was higher than the average rate of its expense Groups. The Board noted, however, that the net operating expense ratio of the Fund’s Investor Class was in range of the median net operating expense ratio its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

List of abbreviations	Wells Fargo Advantage Asia Pacific Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229599 12-14 A236/AR236 10-14

Wells Fargo Advantage

Diversified International Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Diversified International Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in Europe and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The U.S. stock market outperformed most international markets; the S&P 500 Index1, a proxy for U.S. large-cap stocks, ended the period with a 17.27% gain, while the MSCI EAFE Index (Net)2, a proxy for international developed markets, ended the period with a 0.60% loss.

Major central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015.

In June 2014, the European Central Bank (ECB) announced a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank. In September, the ECB cut its key rate to a historic low of 0.05% and increased its negative interest rate. In Japan, the Bank of Japan (BoJ) maintained an aggressive monetary program aimed at combating deflation by doubling the bank’s asset base over two years; on the last day of the reporting period, the BoJ surprised observers by increasing its asset purchases.

The backdrop of a challenging geopolitical situation and slowing global growth caused significant volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Market volatility increased toward the end of the reporting period as renewed fears of slowing global growth took hold and investors began to price in expectations that the FOMC was finally looking to raise short-tem interest rates.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified International Fund	3

Economic news out of Europe trended lower for most of 2014. Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors. Returns in Asia were dampened by a sluggish Japanese economy as well as a late-period decline in the yen. Among countries in the MSCI EAFE, most of the major markets—such as Japan, Germany, and France—ended the period with losses. By contrast, U.S. economic news remained favorable; gross domestic product annualized growth was at least 3.5% in three of the past four quarters, pushing the U.S. stock market to a solid gain.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors.

4	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Parners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Menno Vermeulen, CFA

Mark L. Yockey, CFA

Josef Lakonishok

Puneet Mansharamani, CFA

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	(6.23)	6.38	4.48	(0.49)	7.65	5.10	1.93	1.42
Class B (SILBX)*	9-24-1997	(6.25)	6.54	4.55	(1.25)	6.84	4.55	2.68	2.17
Class C (WFECX)	4-1-1998	(2.24)	6.85	4.34	(1.24)	6.85	4.34	2.68	2.17
Administrator Class (WFIEX)	11-8-1999	–	–	–	(0.39)	7.84	5.31	1.77	1.26
Institutional Class (WFISX)	8-31-2006	–	–	–	(0.18)	8.03	5.48	1.50	1.00
Investor Class (WIEVX)	7-18-2008	–	–	–	(0.54)	7.60	5.08	1.99	1.47
MSCI EAFE Index (Net)[4]	–	–	–	–	(0.60)	6.52	5.81	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	5

Growth of $10,000 investment[5] as of October 31, 2014

1.	Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.25% for Administrator Class, 0.99% for Institutional Class, and 1.46% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change andmay have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

The Fund uses three different styles of international equity management: international blend, subadvised by Wells Capital Management Incorporated (WellsCap); international growth, subadvised by Artisan Partners Limited Partnership (Artisan); and international value, subadvised by LSV Asset Management (LSV).

■	Excluding sales charges, the Fund’s Class A shares moderately outperformed the benchmark, the MSCI EAFE Index (Net), for the 12-month period that ended October 31, 2014.

■	One of the three subadvisers—Artisan—posted strong relative results for the period. The portions managed by WellsCap and LSV faced headwinds as stocks with lower price/earnings ratios—the types of stocks that both managers tend to favor—underperformed those with higher price/earnings ratios.

■	All three teams continued to execute their disciplined investment approaches, and all continued to find what they believed were attractive investment candidates in the current market environment.

During the 12-month reporting period, developed international equity markets posted weak results, retuning -0.60% in U.S. dollar terms as measured by the MSCI EAFE Index (Net). Global economies suffered from anemic economic growth; weakening currencies, relative to the U.S. dollar, added to market volatility.

WellsCap

WellsCap maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The investment team continued to employ what we believe is a proven approach to fundamental research, searching for non-consensus values around the globe, maintaining a focus on overall investment risk management, and rebalancing infrequently and only to capture unusual stock market or company-specific price movements for investors’ benefit.

The WellsCap portion of the Fund remains overweight in Hong Kong and Japanese companies, as well as select European companies. Positive stock-specific and allocation attribution for the 12-month period came primarily from our Hong Kong and U.K. holdings, with negative attribution from Japan and Germany.

Positive results in the financials sector benefited performance in the past year, with Man Group plc being the top contributor. In our view, Man is an undervalued franchise benefiting from improved fund performance and increasing asset flows, with further benefits coming from cost and balance sheet restructuring. Other notable performers included China Everbright Limited (which benefited from Hong Kong/China capital market reforms), Marine Harvest ASA (an undervalued salmon producer with leading global market position), and Intesa Sanpaolo SpA (an Italian franchise bank purchased at a fraction of book value).

On a sector basis, results in the industrials and consumer discretionary sectors were disappointing, primarily attributable to the Fund’s positions in Rheinmetall AG, (a cyclically sensitive German auto parts maker), Metro AG (one of the world’s most global diversified retailers experiencing consumer spending headwinds), and Debenhams plc, (a U.K.-based department store retailer). In each case, disinflation concerns across Europe negatively affected these stocks despite positive fundamentals and recovering profitability due to corporate restructuring.

Given a European environment that continues to experience negative pressures on regional economic growth, we are finding a number of what we believe are highly attractive and undervalued stock ideas, several of which have been recovering from their 2014 lows as policymakers continue to find ways to forge a closer economic, monetary, and banking union. Many of the companies that we favor have the ability to help themselves by improving operations or have improving high-yielding franchises. We also believe that Asia still represents an outstanding investment opportunity given the reflationary policies that are accelerating in Japan and early and important signs of structural reforms in China.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	7

Ten largest equity holdings[6] (%) as of October 31, 2014
Bayer AG	2.17%
Baidu Incorporated ADR	2.06%
Toyota Motor Corporation	1.59%
China Mobile Limited	1.52%
Zurich Financial Services AG	1.48%
BP plc	1.29%
China Everbright Limited	1.24%
AIA Group Limited	1.22%
Linde AG	1.18%
Mitsubishi UFJ Financial Group Incorporated	1.17%

ARTISAN

Artisan invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Artisan portion of the Fund posted strong results, led by solid stock selection in the information technology (IT) and health care sectors. Top individual contributors came from a variety of sectors and regions, highlighting the depth of our bottom-up investment process. Chinese internet search provider Baidu Incorporated, a holding that fits our IT theme, was a leading contributor. Automotive ceramics products manufacturer NGK Insulators Limited, a holding that fits our environmental theme, was another top contributor. Health care companies Covidien plc and Bayer AG also contributed. Conversely, engine manufacturer Rolls-Royce Holdings plc and auto company Honda Motor Company Limited, which we no longer hold, detracted from overall results.

From an allocation perspective, an overweight exposure to the health care sector aided relative results, while overweight exposure to the consumer staples sector was a drawback. Emerging markets holdings, particularly those in China, were a source of strength.

As always, the Fund’s sector and regional weights are a residual of our bottom-up investment process. Overall, the makeup of the portfolio remains focused on what we believe are high-quality companies that generate strong earnings and free-cash-flow growth. The Fund’s IT exposure increased as we initiated new positions that fit our investment criteria, including positions in ASML Holding NV, Cognizant Technology Solutions Corporation, and Naver Corporation. The Fund’s exposure to the financials sector declined. We exited positions in PT Bank Rakyat Indonesia Tbk and HSBC Holdings plc.

Looking ahead, we believe our thematic approach will continue to complement our bottom-up investment process. Although economies expand and contract, in our view, certain long-term growth trends are undeniable and perhaps unavoidable. For instance, we believe increasing urbanization should continue to support demand for environmental cleanup and improved sanitation, expanded access to IT should continue to shift commerce online, the drive for efficiency should continue to incentivize outsourcing, and an aging global population should continue to require improved health care. We continue to seek to invest in companies in our preferred themes that we believe possess sustainable growth characteristics and sell at attractive valuations that do not reflect their long-term potential.

Sector distribution[7] as of October 31, 2014

LSV

LSV seeks to add value through a quantitative selection process that favors deep-value stocks. Despite headwinds, the LSV portion of the Fund posted solid returns for the 12-month period. Stock selection was particularly strong in the financials, telecommunication services, and consumer discretionary sectors. However, our underweight to health care, which was the best-performing sector, and our stock selection in the consumer staples sector negatively affected results. Notable contributors in the period included Tata Motors Limited and Magna International Incorporated in the consumer discretionary sector, Lend Lease Corporation Limited in the financials sector, and NTT Docomo Incorporated and KDDI Corporation in the

telecommunication services sector. Detractors included consumer staples holdings J Sainsbury plc, WM Morrison Supermarkets plc, which we no longer hold, and Tesco plc, as well as emerging markets stocks Lukoil ADR (Russia) and Vale SA (Brazil), which we no longer hold.

The most significant changes in sector exposure over the past year were a decrease in the Fund’s weight to telecommunication services and consumer staples stocks and an increase in the Fund’s exposure to consumer discretionary and financials stocks. The LSV portion of the Fund is overweight financials and energy stocks and underweight consumer staples and health care. We believe that portfolio valuations in the LSV portion of the Fund remain attractive.

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified International Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$977.22	$7.03	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17	1.41%
Class B
Actual	$1,000.00	$973.75	$10.75	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
Class C
Actual	$1,000.00	$973.64	$10.75	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
Administrator Class
Actual	$1,000.00	$977.62	$6.23	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$978.72	$4.94	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Investor Class
Actual	$1,000.00	$977.12	$7.28	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Diversified International Fund	9

Security name	Shares	Value

Common Stocks: 95.48%

Australia: 2.11%
Arrium Limited (Materials, Metals & Mining)	397,400	$117,153
Bendigo Bank Limited (Financials, Banks)	26,100	285,262
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	36,300	221,372
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	176,442
Fortescue Metals Group Limited (Materials, Metals & Mining)	29,600	91,168
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	20,800	286,641
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	70,976
Mineral Resources Limited (Materials, Metals & Mining)	14,900	111,452
Primary Health Care Limited (Health Care, Health Care Providers & Services)	34,700	141,992
Seven Network Limited (Industrials, Trading Companies & Distributors)	15,300	91,824
Toll Holdings Limited (Industrials, Air Freight & Logistics)	26,100	129,999
United Construction Group Limited (Industrials, Construction & Engineering) †	14,100	86,360

		1,810,641

Austria: 0.35%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	166,607
Voestalpine AG (Materials, Metals & Mining)	3,400	136,151

		302,758

Belgium: 1.68%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	5,676	626,716
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	3,600	245,913
Telenet Group Holding NV (Consumer Discretionary, Media) †	4,406	249,152
UCB SA (Health Care, Pharmaceuticals)	3,929	317,032

		1,438,813

Brazil: 0.46%
Ambev SA ADR (Consumer Staples, Beverages)	8,455	56,479
Banco do Brasil SA (Financials, Banks)	12,100	135,410
Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	17,700	138,506
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	60,360

		390,755

Canada: 2.39%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components)	4,500	444,151
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	4,600	323,251
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	7,282	968,797
WestJet Airlines Limited (Industrials, Airlines)	11,100	314,076

		2,050,275

China: 8.11%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	555	54,723
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	7,413	1,770,002
Biostime International Holdings Limited (Consumer Staples, Food Products) «	59,500	134,726
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	220,000	103,260
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	105,000	1,306,551

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

China (continued)
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	369,200	$319,920
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	141,500	148,522
China Resources Cement Holdings Limited (Materials, Construction Materials)	236,000	160,373
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	390,000	602,464
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	1,185,000	783,873
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	92,292
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	78,800	490,776
Shenzhen International Holdings Limited (Industrials, Transportation Infrastructure)	102,500	162,834
Tencent Holdings Limited (Information Technology, Internet Software & Services)	35,000	557,823
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	586,241	261,554

		6,949,693

Czech Republic: 0.10%
CEZ AS (Utilities, Electric Utilities)	3,200	88,509

Denmark: 0.09%
Rockwool International AS B Shares (Industrials, Building Products)	550	80,053

Finland: 0.17%
TietoEnator Oyj (Information Technology, IT Services)	5,800	146,892

France: 4.73%
Alstom SA (Industrials, Machinery) †	5,100	177,416
Arkema SA (Materials, Chemicals)	910	56,129
AXA SA (Financials, Insurance)	9,900	228,398
BNP Paribas SA (Financials, Banks)	3,600	226,199
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	1,400	121,388
Credit Agricole SA (Financials, Banks)	10,900	161,112
L’Oreal SA (Consumer Staples, Personal Products)	1,326	207,876
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,338	226,943
Pernod-Ricard SA (Consumer Staples, Beverages)	138	15,708
Renault SA (Consumer Discretionary, Automobiles)	2,500	185,560
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	3,700	341,536
Schneider Electric SA (Industrials, Electrical Equipment)	3,948	311,095
SCOR SE (Financials, Insurance)	7,700	235,828
Societe Generale SA (Financials, Banks)	3,700	178,117
Technip SA (Energy, Energy Equipment & Services)	1,682	121,662
Thales SA (Industrials, Aerospace & Defense)	4,200	208,371
Total SA (Energy, Oil, Gas & Consumable Fuels)	6,000	356,546
Vinci SA (Industrials, Construction & Engineering)	2,478	141,214
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	18,283	557,548

		4,058,646

Germany: 9.38%
Allianz AG (Financials, Insurance)	2,300	365,180
BASF SE (Materials, Chemicals)	2,900	255,262
Bayer AG (Health Care, Pharmaceuticals)	13,072	1,858,445
Beiersdorf AG (Consumer Staples, Personal Products)	4,557	368,677
Daimler AG (Consumer Discretionary, Automobiles)	4,800	373,118
Deutsche Bank AG (Financials, Capital Markets)	3,300	102,889

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Diversified International Fund	11

Security name	Shares	Value

Germany (continued)
Deutsche Post AG (Industrials, Air Freight & Logistics)	16,777	$526,759
E.ON SE (Utilities, Multi-Utilities)	8,100	139,367
Hannover Rueckversicherung AG (Financials, Insurance)	2,200	183,308
Linde AG (Materials, Chemicals)	5,496	1,013,468
Metro AG (Consumer Staples, Food & Staples Retailing) †	18,444	587,535
MTU Aero Engines AG (Industrials, Aerospace & Defense)	2,529	221,433
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	1,400	275,179
Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,800	93,813
SAP AG (Information Technology, Software)	6,787	461,318
Siemens AG (Industrials, Industrial Conglomerates)	6,756	761,203
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	2,900	111,731
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	340,255

		8,038,940

Hong Kong: 3.72%
AIA Group Limited (Financials, Insurance)	187,800	1,047,349
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	57,500	469,333
China Everbright Limited (Financials, Capital Markets)	546,000	1,061,705
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	344,000	55,447
Television Broadcasts Limited (Consumer Discretionary, Media)	26,800	146,697
Value Partners Group Limited (Financials, Capital Markets)	209,560	157,809
Wheelock & Company Limited (Financials, Real Estate Management & Development)	22,000	105,955
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	140,810

		3,185,105

India: 0.86%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	11,671	70,435
Gail Limited (Utilities, Gas Utilities)	4,100	217,300
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	6,600	310,860
Tata Steel Limited GDR (Industrials, Machinery)	17,100	136,800

		735,395

Ireland: 1.41%
Covidien plc (Health Care, Health Care Equipment & Supplies)	9,773	903,416
CRH plc (Materials, Construction Materials)	6,865	152,210
Smurfit Kappa Group plc (Materials, Containers & Packaging)	7,500	154,795

		1,210,421

Israel: 0.53%
Bank Hapoalim Limited (Financials, Banks)	38,000	193,980
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	258,590

		452,570

Italy: 3.22%
Anima Holding SpA (Financials, Capital Markets) †	132,124	616,918
Enel SpA (Utilities, Electric Utilities)	48,100	245,325
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	33,757	719,144

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

Italy (continued)
Intesa Sanpaolo SpA (Financials, Banks)	197,711	$579,267
Prysmian SpA (Industrials, Electrical Equipment)	34,856	602,781

		2,763,435

Japan: 18.21%
Adeka Corporation (Materials, Chemicals)	20,600	260,423
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	107,233
Alpine Electronics Incorporated (Consumer Discretionary, Household Durables)	11,600	192,395
Aozora Bank Limited (Financials, Banks)	41,000	142,720
Daiichikosho Company Limited (Consumer Discretionary, Media)	400	10,000
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	40,000	741,954
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	7,300	131,280
Fuji Oil Company Limited (Consumer Staples, Food Products)	8,800	138,121
Fukuoka Financial Group Incorporated (Financials, Banks)	23,000	115,077
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	96,000	734,241
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	139,000	652,152
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	173,718
JS Group Corporation (Industrials, Building Products)	11,700	249,989
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,500	120,572
Kawasaki Heavy Industries Limited (Industrials, Machinery)	15,582	59,651
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	11,400	733,274
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	162,888
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	166,775
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,000	189,094
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	74,195
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	8,800	169,497
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	177,800	1,000,713
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	14,400	213,516
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	15,000	468,395
Mitsui OSK Lines Limited (Industrials, Marine)	125,000	385,043
Mizuho Financial Group Incorporated (Financials, Banks)	154,300	274,738
NGK Insulators Limited (Industrials, Machinery)	26,000	548,124
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	7,900	484,726
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	15,800	140,368
Nitto Denko Corporation (Materials, Chemicals)	6,200	328,588
Nomura Holdings Incorporated (Financials, Capital Markets)	92,500	555,782
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	11,700	193,950
Olympus Corporation (Health Care, Health Care Equipment & Supplies) †	22,100	770,278
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,700	366,953
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	6,000	207,122
Resona Holdings Incorporated (Financials, Banks)	43,800	245,038
Sankyu Incorporated (Industrials, Road & Rail)	28,000	127,630
SEINO Holdings Company Limited (Industrials, Road & Rail)	3,000	23,129
Sharp Corporation (Consumer Discretionary, Household Durables) †	99,000	241,496
SoftBank Corporation (Telecommunication Services, Wireless Telecommunication Services)	7,741	547,125
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	113,008
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	19,900	208,345
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	11,000	148,266
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	313,341

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Diversified International Fund	13

Security name	Shares	Value

Japan (continued)
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	22,000	$152,379
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	9,500	151,983
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	23,500	1,359,475
Tsumura & Company (Health Care, Pharmaceuticals)	5,600	124,588
West Holdings Corporation (Consumer Discretionary, Household Durables)	21,500	199,448
West Japan Railway Company (Industrials, Road & Rail)	4,300	202,702
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	21,000	184,714

		15,606,212

Liechtenstein: 0.14%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets)	1,400	116,115

Mexico: 1.07%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	25,413	918,426

Netherlands: 3.54%
Aegon NV (Financials, Insurance)	17,300	140,787
Akzo Nobel NV (Materials, Chemicals) «	10,512	698,307
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	9,125	908,510
ING Groep NV (Financials, Diversified Financial Services) †	16,600	237,354
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	15,600	260,786
Nielsen Holdings NV (Industrials, Professional Services)	2,226	94,583
Unilever NV (Consumer Staples, Food Products)	9,169	355,562
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services) †	6,872	335,725

		3,031,614

Norway: 1.55%
DnB Nor ASA (Financials, Banks)	12,100	222,269
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A	25,569	144,052
Marine Harvest ASA (Consumer Staples, Food Products)	43,990	622,843
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	5,700	129,297
Yara International ASA (Materials, Chemicals)	4,600	211,213

		1,329,674

Poland: 0.10%
Asseco Poland SA (Information Technology, Software)	5,900	87,555

Russia: 0.95%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	190,995
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	206,010
Mobile TeleSystems ADR (Telecommunication Services, Wireless Telecommunication Services) (a)	68,764	414,898

		811,903

Singapore: 0.29%
DBS Group Holdings Limited (Financials, Banks)	17,000	244,540

South Africa: 0.29%
Barclays Africa Group Limited (Financials, Banks)	9,300	146,847
Imperial Holding Limited (Consumer Discretionary, Distributors)	5,700	98,163

		245,010

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

South Korea: 2.59%
Hana Financial Group Incorporated (Financials, Banks)	16,119	$558,802
Industrial Bank of Korea (Financials, Banks)	13,500	197,688
KJB Financial Group Company Limited (Financials, Banks) †	1,044	10,550
KNB Financial Group Company Limited (Financials, Banks) †	1,595	18,655
Naver Corporation (Information Technology, Internet Software & Services)	184	129,814
Orion Corporation (Consumer Staples, Food Products)	40	30,878
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)	837	481,275
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	2,566	641,062
Woori Finance Holdings Company Limited (Financials, Banks)	13,760	153,214

		2,221,938

Spain: 0.58%
Banco Santander Central Hispano SA (Financials, Banks)	22,800	200,803
Grifols SA (Health Care, Biotechnology)	4,137	168,722
Grifols SA ADR (Health Care, Biotechnology)	3,658	129,457

		498,982

Sweden: 1.25%
Boliden AB (Materials, Metals & Mining)	9,400	154,924
Nordea Bank AB (Financials, Banks)	15,000	192,372
Saab AB (Industrials, Aerospace & Defense)	9,100	245,858
Swedbank AB (Financials, Banks)	3,708	98,071
Volvo AB Class B (Industrials, Machinery)	33,135	381,197

		1,072,422

Switzerland: 7.53%
ABB Limited (Industrials, Electrical Equipment)	27,464	601,145
Actelion Limited (Health Care, Biotechnology)	3,448	409,969
Baloise Holding AG (Financials, Insurance)	2,000	251,312
Credit Suisse Group AG (Financials, Capital Markets)	9,117	242,387
Georg Fischer AG (Industrials, Machinery)	300	172,894
Nestle SA (Consumer Staples, Food Products)	11,223	821,181
Novartis AG (Health Care, Pharmaceuticals)	8,991	834,482
Roche Holdings AG (Health Care, Pharmaceuticals)	3,043	897,260
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	553	261,858
Swiss Life Holding (Financials, Insurance)	600	137,442
Swiss Reinsurance AG (Financials, Insurance)	3,900	314,951
Syngenta AG (Materials, Chemicals)	579	179,209
Valora Holding AG (Consumer Discretionary, Specialty Retail)	300	62,111
Zurich Financial Services AG (Financials, Insurance)	4,210	1,272,430

		6,458,631

Thailand: 0.16%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	139,266

United Kingdom: 16.42%
Amlin plc (Financials, Insurance)	19,500	142,058
Anglo American plc (Materials, Metals & Mining)	9,600	202,177

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Diversified International Fund	15

Security name	Shares	Value

United Kingdom (continued)
AstraZeneca plc (Health Care, Pharmaceuticals)	6,300	$457,899
Aviva plc (Financials, Insurance)	22,000	183,358
Babcock International Group plc (Industrials, Commercial Services & Supplies)	7,780	136,280
BAE Systems plc (Industrials, Aerospace & Defense)	49,700	364,690
Barclays plc (Financials, Banks)	50,000	192,604
Bellway plc (Consumer Discretionary, Household Durables)	4,200	117,511
BP plc (Energy, Oil, Gas & Consumable Fuels)	154,316	1,108,399
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	98,708	580,294
Capita plc (Industrials, Professional Services)	33,316	584,653
Centrica plc (Utilities, Multi-Utilities)	41,800	202,274
Croda International plc (Materials, Chemicals)	10,311	378,549
Diageo plc (Consumer Staples, Beverages)	1,021	30,020
Firstgroup plc (Industrials, Road & Rail) †	32,500	58,333
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,400	99,773
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,295	276,458
J Sainsbury plc (Consumer Staples, Food & Staples Retailing) «	54,000	212,072
Johnson Matthey plc (Materials, Chemicals)	11,723	557,723
Liberty Global plc Class A (Consumer Discretionary, Media) †	9,189	417,824
Liberty Global plc Class C (Consumer Discretionary, Media) †	13,906	618,400
Lloyds TSB Group plc (Financials, Banks) †	194,021	239,393
Man Group plc (Financials, Capital Markets)	347,563	688,324
Mondi plc (Materials, Paper & Forest Products)	12,800	215,614
Old Mutual plc (Financials, Insurance)	59,600	184,487
Pace plc (Consumer Discretionary, Household Durables)	19,300	106,979
Petrofac Limited (Energy, Energy Equipment & Services)	5,600	94,958
Prudential plc (Financials, Insurance)	15,389	355,112
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	5,780	485,429
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	37,763	509,252
Rolls-Royce Holdings plc Class C Preference Shares (Industrials, Aerospace & Defense) (a)(i)†	3,660,210	5,855
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	19,600	725,064
SABMiller plc (Consumer Staples, Beverages)	11,602	654,230
Saga plc (Financials, Diversified Financial Services) †«	23,254	62,458
Smiths Group plc (Industrials, Industrial Conglomerates)	34,258	638,449
Tesco plc (Consumer Staples, Food & Staples Retailing)	39,100	108,584
Tullett Prebon plc (Financials, Capital Markets)	20,600	93,622
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	206,595	685,106
WH Smith plc (Consumer Discretionary, Specialty Retail)	4,200	75,586
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	48,700	120,598
Wolseley plc (Industrials, Trading Companies & Distributors)	12,083	641,149
WPP plc (Consumer Discretionary, Media)	23,595	459,733

		14,071,331

United States: 1.50%
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services) †	6,723	328,419
QUALCOMM Incorporated (Information Technology, Communications Equipment)	7,896	619,915
Schlumberger Limited (Energy, Energy Equipment & Services)	3,459	341,265

		1,289,599

Total Common Stocks (Cost $71,244,395)		81,846,119

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2014

Security name		Expiration date	Shares	Value

Participation Notes: 0.52%

China: 0.26%
Standard Chartered Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †		4-25-2015	8,730	$223,755

Ireland: 0.26%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †		11-17-2016	23,000	219,701

Total Participation Notes (Cost $398,473)				443,456

	Dividend yield

Preferred Stocks: 0.63%

Brazil: 0.20%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	17.68%		13,600	78,102
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	1.60		11,100	96,535

				174,637

Germany: 0.43%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.70		3,728	368,040

Total Preferred Stocks (Cost $652,395)				542,677

	Yield

Short-Term Investments: 1.48%

Investment Companies: 1.48%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		342,591	342,591
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		925,791	925,791

Total Short-Term Investments (Cost $1,268,382)				1,268,382

Total investments in securities (Cost $73,563,645) *	98.11%	84,100,634
Other assets and liabilities, net	1.89	1,617,858

Total net assets	100.00%	$85,718,492

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $75,694,678 and unrealized gains (losses) consists of:

Gross unrealized gains	$15,535,035
Gross unrealized losses	(7,129,079)

Net unrealized gains	$8,405,956

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2014	Wells Fargo Advantage Diversified International Fund	17

Assets
Investments
In unaffiliated securities (including $324,927 of securities loaned), at value (cost $72,295,263)	$82,832,252
In affiliated securities, at value (cost $1,268,382)	1,268,382

Total investments, at value (cost $73,563,645)	84,100,634
Foreign currency, at value (cost $950,536)	916,551
Receivable for investments sold	1,792,632
Receivable for Fund shares sold	15,108
Receivable for dividends	266,332
Receivable for securities lending income	556
Unrealized gains on forward foreign currency contracts	61,903
Prepaid expenses and other assets	37,499

Total assets	87,191,215

Liabilities
Payable for investments purchased	639,844
Payable for Fund shares redeemed	62,833
Payable upon receipt of securities loaned	342,591
Due to custodian bank	256,019
Advisory fee payable	37,016
Distribution fees payable	1,107
Administration fees payable	24,743
Accrued expenses and other liabilities	108,570

Total liabilities	1,472,723

Total net assets	$85,718,492

NET ASSETS CONSIST OF
Paid-in capital	$178,075,946
Undistributed net investment income	1,883,816
Accumulated net realized losses on investments	(104,799,126)
Net unrealized gains on investments	10,557,856

Total net assets	$85,718,492

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$24,921,067
Shares outstanding – Class A1	2,075,391
Net asset value per share – Class A	$12.01
Maximum offering price per share – Class A2	$12.74
Net assets – Class B	$37,333
Shares outstanding – Class B1	3,247
Net asset value per share – Class B	$11.50
Net assets – Class C	$1,616,497
Shares outstanding – Class C1	145,949
Net asset value per share – Class C	$11.08
Net assets – Administrator Class	$7,283,453
Shares outstanding – Administrator Class[1]	595,354
Net asset value per share – Administrator Class	$12.23
Net assets – Institutional Class	$2,683,196
Shares outstanding – Institutional Class[1]	233,245
Net asset value per share – Institutional Class	$11.50
Net assets – Investor Class	$49,176,946
Shares outstanding – Investor Class[1]	4,113,262
Net asset value per share – Investor Class	$11.96

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified International Fund	Statement of operations—year ended October 31, 2014

Investment income
Dividends (net of foreign withholding taxes of $222,523)	$2,972,623
Securities lending income, net	42,295
Income from affiliated securities	1,244
Interest	29

Total investment income	3,016,191

Expenses
Advisory fee	774,010
Administration fees
Fund level	45,530
Class A	73,558
Class B	256
Class C	4,965
Administrator Class	8,054
Institutional Class	2,134
Investor Class	160,126
Shareholder servicing fees
Class A	70,729
Class B	246
Class C	4,774
Administrator Class	20,136
Investor Class	124,728
Distribution fees
Class B	737
Class C	14,322
Custody and accounting fees	135,927
Professional fees	44,320
Registration fees	53,944
Shareholder report expenses	13,362
Trustees’ fees and expenses	12,239
Other fees and expenses	60,542

Total expenses	1,624,639
Less: Fee waivers and/or expense reimbursements	(324,703)

Net expenses	1,299,936

Net investment income	1,716,255

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,178,975
Forward foreign currency contract transactions	233,592

Net realized gains on investments	1,412,567

Net change in unrealized gains (losses) on:
Unaffiliated securities	(3,507,065)
Forward foreign currency contract transactions	38,910

Net change in unrealized gains (losses) on investments	(3,468,155)

Net realized and unrealized gains (losses) on investments	(2,055,588)

Net decrease in net assets resulting from operations	$(339,333)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Diversified International Fund	19

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$1,716,255		$1,348,745
Net realized gains on investments		1,412,567		3,070,430
Net change in unrealized gains (losses) on investments		(3,468,155)		14,363,441

Net increase (decrease) in net assets resulting from operations		(339,333)		18,782,616

Distributions to shareholders from
Net investment income
Class A		(435,361)		(1,279,375)
Class B		(908)		(14,233)
Class C		(22,476)		(34,916)
Administrator Class		(131,295)		(198,977)
Institutional Class		(53,962)		(617,382)
Investor Class		(713,363)		(2,250,592)

Total distributions to shareholders		(1,357,365)		(4,395,475)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	219,116	2,676,314	424,946	4,748,331
Class B	825	9,731	4,044	45,106
Class C	58,503	663,191	91,578	951,354
Administrator Class	394,241	4,991,123	411,188	4,585,536
Institutional Class	220,008	2,622,722	943	10,090
Investor Class	651,354	7,987,677	545,309	5,964,467

		18,950,758		16,304,884

Reinvestment of distributions
Class A	32,439	401,923	124,397	1,251,439
Class B	76	908	1,470	14,233
Class C	1,848	21,270	3,329	31,227
Administrator Class	10,249	129,239	18,793	192,070
Institutional Class	3,024	35,774	20,974	202,192
Investor Class	56,897	702,683	221,373	2,218,158

		1,291,797		3,909,319

Payment for shares redeemed
Class A	(536,727)	(6,662,045)	(378,210)	(4,124,839)
Class B	(12,466)	(146,566)	(21,216)	(222,246)
Class C	(68,203)	(768,688)	(6,926)	(71,187)
Administrator Class	(466,124)	(5,945,695)	(109,209)	(1,207,294)
Institutional Class	(193,900)	(2,280,030)	(539,856)	(5,600,991)
Investor Class	(562,951)	(6,893,625)	(634,637)	(6,889,379)

		(22,696,649)		(18,115,936)

Net increase (decrease) in net assets resulting from capital share transactions		(2,454,094)		2,098,267

Total increase (decrease) in net assets		(4,150,792)		16,485,408

Net assets
Beginning of period		89,869,284		73,383,876

End of period		$85,718,492		$89,869,284

Undistributed net investment income		$1,883,816		$1,294,196

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.25	$10.25	$9.69	$10.29	$9.84	$9.62
Net investment income	0.24 [2]	0.19 [2]	0.19 [2]	0.16	0.00 [2,3]	0.09 [2]
Net realized and unrealized gains (losses) on investments	(0.29)	2.41	0.51	(0.65)	0.45	0.26

Total from investment operations	(0.05)	2.60	0.70	(0.49)	0.45	0.35
Distributions to shareholders from
Net investment income	(0.19)	(0.60)	(0.14)	(0.11)	0.00	(0.13)
Net asset value, end of period	$12.01	$12.25	$10.25	$9.69	$10.29	$9.84
Total return[4]	(0.49)%	26.59%	7.45%	(4.83)%	4.57%	3.64%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.92%	1.68%	1.47%	1.54%	1.64%
Net expenses	1.41%	1.41%	1.41%	1.41%	1.41%	1.38%
Net investment income	1.93%	1.75%	1.96%	1.47%	0.59%	0.99%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$24,921	$28,928	$22,434	$23,862	$29,804	$28,926

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	21

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.71	$9.80	$9.19	$9.74	$9.32	$9.12
Net investment income (loss)	0.13 [2]	0.09 [2]	0.10 [2]	0.06 [2]	(0.00)[2,3]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	(0.27)	2.32	0.51	(0.61)	0.42	0.32

Total from investment operations	(0.14)	2.41	0.61	(0.55)	0.42	0.27
Distributions to shareholders from
Net investment income	(0.07)	(0.50)	(0.00)[3]	0.00	0.00	(0.07)
Net asset value, end of period	$11.50	$11.71	$9.80	$9.19	$9.74	$9.32
Total return[4]	(1.25)%	25.70%	6.69%	(5.65)%	4.51%	3.00%
Ratios to average net assets (annualized)
Gross expenses	2.52%	2.68%	2.35%	2.23%	2.28%	2.39%
Net expenses	2.16%	2.16%	2.12%	2.16%	2.16%	2.13%
Net investment income (loss)	1.10%	0.88%	1.11%	0.64%	(0.16)%	(0.59)%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$37	$174	$299	$482	$1,084	$1,046

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.35	$9.54	$9.01	$9.59	$9.17	$8.98
Net investment income (loss)	0.13 [2]	0.09 [2]	0.11 [2]	0.07 [2]	(0.00)[2,3]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.27)	2.25	0.48	(0.61)	0.42	0.25

Total from investment operations	(0.14)	2.34	0.59	(0.54)	0.42	0.27
Distributions to shareholders from
Net investment income	(0.13)	(0.53)	(0.06)	(0.04)	0.00	(0.08)
Net asset value, end of period	$11.08	$11.35	$9.54	$9.01	$9.59	$9.17
Total return[4]	(1.24)%	25.67%	6.67%	(5.65)%	4.58%	3.07%
Ratios to average net assets (annualized)
Gross expenses	2.51%	2.66%	2.43%	2.22%	2.28%	2.39%
Net expenses	2.16%	2.16%	2.16%	2.16%	2.16%	2.12%
Net investment income (loss)	1.15%	0.84%	1.21%	0.72%	(0.16)%	0.20%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$1,616	$1,746	$628	$625	$744	$718

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	23

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.47	$10.42	$9.68	$10.28	$9.83	$9.59
Net investment income	0.26 [2]	0.19 [2]	0.21 [2]	0.05 [2]	0.00 [2,3]	0.12 [2]
Net realized and unrealized gains (losses) on investments	(0.30)	2.47	0.53	(0.52)	0.45	0.26

Total from investment operations	(0.04)	2.66	0.74	(0.47)	0.45	0.38
Distributions to shareholders from
Net investment income	(0.20)	(0.61)	0.00	(0.13)	0.00	(0.14)
Net asset value, end of period	$12.23	$12.47	$10.42	$9.68	$10.28	$9.83
Total return[4]	(0.39)%	26.85%	7.64%	(4.69)%	4.58%	3.87%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.74%	1.52%	1.35%	1.38%	1.46%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.25%	1.22%
Net investment income	2.10%	1.72%	2.11%	0.44%	0.75%	1.31%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$7,283	$8,195	$3,504	$3,421	$202,247	$193,626

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.79	$10.20	$9.69	$10.29	$9.84	$9.60
Net investment income	0.26 [2]	0.20 [2]	0.19 [2]	0.23	0.00 [2,3]	0.15 [2]
Net realized and unrealized gains (losses) on investments	(0.27)	2.37	0.51	(0.68)	0.45	0.24

Total from investment operations	(0.01)	2.57	0.70	(0.45)	0.45	0.39
Distributions to shareholders from
Net investment income	(0.28)	(0.98)	(0.19)	(0.15)	0.00	(0.15)
Net asset value, end of period	$11.50	$11.79	$10.20	$9.69	$10.29	$9.84
Total return[4]	(0.18)%	27.28%	7.51%	(4.48)%	4.57%	4.13%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.50%	1.20%	1.03%	1.11%	1.19%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%	0.96%
Net investment income	2.23%	1.94%	1.96%	2.17%	1.00%	1.63%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$2,683	$2,406	$7,367	$419,925	$199,081	$194,651

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.20	$10.21	$9.65	$10.26	$9.81	$9.58
Net investment income	0.23 [2]	0.18 [2]	0.18	0.13	0.00 [2,3]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.29)	2.40	0.52	(0.63)	0.45	0.24

Total from investment operations	(0.06)	2.58	0.70	(0.50)	0.45	0.35
Distributions to shareholders from
Net investment income	(0.18)	(0.59)	(0.14)	(0.11)	0.00	(0.12)
Net asset value, end of period	$11.96	$12.20	$10.21	$9.65	$10.26	$9.81
Total return[4]	(0.54)%	26.54%	7.43%	4.97%	4.59%	3.74%
Ratios to average net assets (annualized)
Gross expenses	1.82%	1.97%	1.74%	1.54%	1.61%	1.73%
Net expenses	1.46%	1.46%	1.46%	1.46%	1.46%	1.43%
Net investment income	1.84%	1.67%	1.91%	1.43%	0.54%	1.18%
Supplemental data
Portfolio turnover rate	33%	40%	57%	53%	5%	64%
Net assets, end of period (000s omitted)	$49,177	$48,421	$39,152	$40,456	$48,070	$46,282

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	27

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

28	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency and passive foreign investment companies. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$230,730	$(230,730)

As of October 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$89,306,475	$8,336,592	$5,102,624

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	29

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,810,641	$0	$0	$1,810,641
Austria	302,758	0	0	302,758
Belgium	1,438,813	0	0	1,438,813
Brazil	390,755	0	0	390,755
Canada	2,050,275	0	0	2,050,275
China	6,949,693	0	0	6,949,693
Czech Republic	88,509	0	0	88,509
Denmark	80,053	0	0	80,053
Finland	146,892	0	0	146,892
France	4,058,646	0	0	4,058,646
Germany	8,038,940	0	0	8,038,940
Hong Kong	3,185,105	0	0	3,185,105
India	735,395	0	0	735,395
Ireland	1,210,421	0	0	1,210,421
Israel	452,570	0	0	452,570
Italy	2,763,435	0	0	2,763,435
Japan	15,606,212	0	0	15,606,212
Liechtenstein	116,115	0	0	116,115
Mexico	918,426	0	0	918,426
Netherlands	3,031,614	0	0	3,031,614
Norway	1,329,674	0	0	1,329,674
Poland	87,555	0	0	87,555
Russia	397,005	414,898	0	811,903
Singapore	244,540	0	0	244,540
South Africa	245,010	0	0	245,010
South Korea	2,221,938	0	0	2,221,938
Spain	498,982	0	0	498,982
Sweden	1,072,422	0	0	1,072,422
Switzerland	6,458,631	0	0	6,458,631
Thailand	139,266	0	0	139,266
United Kingdom	14,065,476	5,855	0	14,071,331
United States	1,289,599	0	0	1,289,599

Participation notes	0	443,456	0	443,456

Preferred stocks
Brazil	174,637	0	0	174,637
Germany	368,040	0	0	368,040

Short-term investments
Investment companies	925,791	342,591	0	1,268,382
	82,893,834	1,206,800	0	84,100,634
Forward foreign currency contracts	0	61,903	0	61,903
Total assets	$82,893,834	$1,268,703	$0	$84,162,537

30	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the subadviser’s portion of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.41% for Class A shares, 2.16% for Class B shares, 2.16% for Class C shares, and 1.25% for Administrator Class shares, 0.99% for Institutional Class shares, and 1.46% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	31

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2014, Funds Distributor received $4,386 from the sale of Class A shares and $650 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $28,953,574 and $30,419,175, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains
1-8-2015	Barclays	208,391,800	JPY	$1,856,796	$1,918,699	$61,903

The Fund had average contract amounts of $105,265 and $2,472,341 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$61,903*	$0	$0	$61,903
*	Amount represents net unrealized gains.

32	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $172 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,357,365 and $4,395,475 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,961,414	$8,426,823	$(102,745,691)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified International Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified International Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to October 31, 2010 and the year ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified International Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to October 31, 2010 and the year ended September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

34	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $1,357,365 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

36	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	37

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Diversified International Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, (iii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the Fund, and (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap, Artisan and LSV (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by

38	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the one-, three- and five-year periods under review and lower than the average performance of the Universe for the ten-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI EAFE Index (Net), for the one-, three- and five-year periods and lower than its benchmark for the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the ten-year period. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Advisers to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Fund’s Investor Class, the Management Rate of which was higher than the average rate of its expense Group. The Board noted, however, that the net operating expense ratio of the Fund’s Investor Class was in range of the median net operating expense ratio its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the total advisory fee between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	39

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to WellsCap, because its profitability information was subsumed in the collective Wells Fargo profitability analysis. The Board also did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Artisan and LSV as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

40	Wells Fargo Advantage Diversified International Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229600 12-14 A237/AR237 10-14

Wells Fargo Advantage

Emerging Markets Equity Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Emerging Markets Equity Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) group gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in China and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The MSCI Emerging Markets Index (Net)1 ended the period basically flat, with a 0.64% return.

The Fed continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015. The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Against the backdrop of a challenging geopolitical situation, emerging markets displayed considerable volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range. Much of the volatility was driven by factors such as weaker economic growth in China and in Europe, which contains key end export markets for many of the goods produced by companies domiciled in emerging economies. Shifting views on the possible impact of the FOMC’s ending its quantitative easing program also played a role. A number of election campaigns in emerging countries added to an overall choppy economic environment. Notable elections included India’s general election from April to May 2014, which resulted in the appointment of a reform-minded prime minister, and Brazil’s general election in October 2014, which resulted in the narrow re-election of the incumbent.

The MSCI Emerging Markets Index (Net) ended the reporting period with a barely positive return, reflecting the market’s crosscurrents. Among individual markets, India was a top performer on investor optimism that Prime Minister Narendra Modi

1.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	3

would be able to create the conditions for higher economic growth. China outperformed the index, in large part, because of strong performance in the first half of 2014. Even though China had earlier shown signs of slowing economic growth, investors initially hoped that a mini-stimulus package would produce a soft landing. Those hopes faded toward the end of the period as China produced lower-than-expected economic results. Russia posted sharply negative returns as a result of its standoff with the West; the tense situation also negatively affected eastern European markets, such as Hungary, Poland, and the Czech Republic. Brazil also underperformed, especially toward the end of the reporting period as it became likely that the incumbent president, Dilma Rousseff, would win reelection. Many investors disliked aspects of her economic policies and had favored a change in office.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

This Fund is closed to most new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Yi (Jerry) Zhang, Ph.D, CFA

Derrick Irwin, CFA

Richard Peck, CFA

Average annual total returns2 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EMGAX)	9-6-1994	(7.19)	3.99	11.36	(1.52)	5.23	12.02	1.67	1.67
Class B (EMGBX)*	9-6-1994	(7.14)	4.11	11.45	(2.25)	4.45	11.45	2.42	2.42
Class C (EMGCX)	9-6-1994	(3.27)	4.43	11.19	(2.27)	4.43	11.19	2.42	2.42
Class R6 (EMGDX)	6-28-2013	–	–	–	(1.01)	5.69	12.41	1.19	1.19
Administrator Class (EMGYX)	9-6-1994	–	–	–	(1.36)	5.43	12.27	1.51	1.51
Institutional Class (EMGNX)	7-30-2010	–	–	–	(1.09)	5.67	12.40	1.24	1.24
MSCI Emerging Markets Index (Net)[5]	–	–	–	–	0.64	4.64	10.54	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	5

Growth of $10,000 investment[6] as of October 31, 2014

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would have been higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

4.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.67% for Class A, 2.42% for Class B, 2.42% for Class C, 1.18% for Class R6, 1.50% for Administrator Class, and 1.23% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period from October 31, 2014.

■	The top-contributing sectors were materials, energy, and financials. Top-performing countries for the Fund included South Korea, Brazil, and Mexico.

■	The most significant detractors among sectors included information technology (IT), health care, and industrials. China/Hong Kong and South Africa were the worst-performing countries.

Emerging markets stocks continued to trade according to macroeconomic factors rather than company fundamentals.

After rallying in the third quarter of 2013—just prior to the end of the previous fiscal year—emerging markets equities drifted lower through the end of 2013. They then sold off sharply in January 2014 as soft Chinese economic data and the near-default of a high-yield trust product in China (part of its much-discussed shadow banking system) weighed on investor sentiment. In addition, in reaction to the beginning (in December 2013) of the U.S. Federal Reserve’s (the Fed’s) program to reduce monthly asset purchases, many of the more vulnerable emerging markets currencies fell sharply. However, in February 2014, investors were encouraged by indications from global central banks that stimulus would continue to flow, touching off a seven-month rally in emerging markets equities. The prospect of continued liquidity injections into global markets was enough to convince most investors to ignore increasing geopolitical tensions and slowing growth in many key developed and emerging economies.

This sentiment reversed sharply in September 2014, as stronger growth in the U.S. suggested that the tide of liquidity from the Fed would begin to reverse, and investors were not convinced that the European Central Bank would step in with strong enough measures to fill the gap. A sharp sell-off ensued, erasing most of the gains for the period. Thus, emerging markets equities continued the pattern we have observed since 2011 of range-bound trading driven by investor expectations of global liquidity movements. Company fundamentals have taken the backseat for now.

Ten largest equity holdings[7] (%) as of October 31, 2014
Samsung Electronics Company Limited	4.07
Taiwan Semiconductor Manufacturing Company Limited ADR	4.75
China Mobile Limited	2.74
Fomento Economico Mexicano SAB de CV ADR	2.37
China Life Insurance Company Limited	2.07
America Movil SAB de CV ADR	1.94
Lojas Americanas SA	1.84
Ambev SA ADR	1.79
Banco Bradesco SA ADR	1.78
ICICI Bank Limited ADR	1.75

Strong performance in South Korea, Brazil, and Mexico was more than offset by weak results in China/Hong Kong and South Africa. In South Korea, we benefited from an underweight to the country as well as through solid stock selection in names like KT&G Corporation and AmorePacific Corporation. Our biggest challenges were in China, notably our holdings in SINA Corporation and Standard Chartered plc (which trades on the Hong Kong exchange), both of which struggled in the period. Additionally, South Africa continued to be dogged by weak metals prices and a slowing economy.

By sector, contributors included materials, energy, and financials. In both materials and energy, our underweight versus the benchmark was a tailwind, but we also benefited from strong stock selection in the energy space. Notably, Reliance Industries Limited and PTT PCL were strong contributors. In financials, holdings such as ICICI Bank Limited and CETIP SA aided relative performance. We lagged in the IT sector, in part due to our aforementioned position in SINA.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	7

Sector distribution[8] as of October 31, 2014

We remain optimistic about the long-term prospects for emerging markets.

In our view, emerging markets equities are, for the time being, at the mercy of global liquidity conditions and investor perceptions of both the timing and magnitude of global interest rate movements. For many investors, this has overshadowed any serious focus on company fundamentals and quality. Emerging markets investors thus seem to be in the untenable position of trying to outguess central banks of major developed countries rather than focusing on individual companies.

It is also clear that economic growth in many emerging markets continues to slow. Slower growth in China, Russia, and Brazil, among other countries, continues to be a source of concern. Not only can slower growth affect near-term company fundamentals, it also likely will force investors to focus even more on the tug-of-war between the world’s central banks. For our part, we continue to do what we have always done: focus on company fundamentals and quality. Macroeconomics matter, to be sure, but we believe that high-quality businesses and strong management teams will tend to prevail over time. Furthermore, we believe we have a better chance of correctly evaluating individual companies than we (or our peers) have of accurately predicting interest rate movements. We believe there are pockets of value in emerging markets and that the top-down focus by other investors should create compelling opportunities for us to own excellent companies at compelling prices.

Despite the challenges that many emerging markets face, economic fundamentals in our view, remain healthy with lower levels of public and private debt, favorable demographics, and a long runway of strong growth as living standards catch up with those in the developed world. Growth and progress are never smooth rides, and the structural adjustments taking place in emerging markets should set them up for another phase of strong growth in the years to come.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,026.82	$8.43	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class B
Actual	$1,000.00	$1,022.41	$12.23	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class C
Actual	$1,000.00	$1,022.59	$12.24	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class R6
Actual	$1,000.00	$1,028.77	$5.98	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Administrator Class
Actual	$1,000.00	$1,027.47	$7.61	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Institutional Class
Actual	$1,000.00	$1,028.78	$6.24	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Fund	9

Security name	Shares	Value

Common Stocks: 94.03%

Argentina: 0.54%
MercadoLibre Incorporated (Information Technology, Internet Software & Services) «	201,800	$27,475,070

Brazil: 10.67%
All America Latina Logistica SA (Industrials, Road & Rail)	13,132,870	35,987,000
Ambev SA ADR (Consumer Staples, Beverages)	13,527,000	90,360,360
B2W Global Do Varejo (Consumer Discretionary, Internet & Catalog Retail) †	3,226,924	42,037,656
Banco Bradesco SA ADR (Financials, Banks)	5,987,708	89,695,866
BM&F Bovespa SA (Financials, Diversified Financial Services)	9,054,000	39,827,515
BRF Brasil Foods SA ADR (Consumer Staples, Food Products) «	1,106,278	28,818,542
Brookfield Incorporacoes SA (Financials, Real Estate Management & Development) †	4,603,572	2,935,407
CETIP SA (Financials, Capital Markets)	4,102,537	51,987,434
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	1,131,600	33,885,435
Multiplan Empreendimentos Imobiliarios SA (Financials, Real Estate Management & Development)	1,421,200	29,394,447
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	2,543,200	29,755,440
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels)	2,462,953	30,121,915
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	2,322,600	21,080,461
Vale SA ADR (Materials, Metals & Mining)	1,221,636	12,326,307

		538,213,785

Chile: 1.31%
Banco Santander Chile SA ADR (Financials, Banks) «	1,482,700	31,418,413
Inversiones La Construccion (Financials, Diversified Financial Services)	60,000	858,744
SACI Falabella (Consumer Discretionary, Multiline Retail)	4,602,077	33,598,633

		65,875,790

China: 17.31%
51Job Incorporated ADR (Industrials, Professional Services) «†	1,278,382	39,246,327
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	99,037	9,765,048
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	206,540	49,315,556
China Auto Rental Incorporated (Consumer Discretionary, Automobiles) †«	1,256,469	1,843,758
China Life Insurance Company Limited (Financials, Insurance)	34,905,290	104,421,285
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	11,125,165	138,434,256
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	54,080,000	84,936,384
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Catalog Retail) †	861,016	50,197,233
First Tractor Company (Industrials, Machinery) «	7,532,000	4,817,279
Hengan International Group Company Limited (Consumer Staples, Personal Products)	6,010,000	63,353,707
Luye Pharma Group Limited (Health Care, Pharmaceuticals) †	817,006	1,179,921
Mindray Medical International Limited ADR (Health Care, Health Care Equipment & Supplies) «	733,134	21,363,525
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services) †	2,096,182	45,277,531
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	28,370,000	35,521,260
Shandong Weigao Group Medical Polymer Company Limited Class H (Health Care, Health Care Equipment & Supplies)	8,600,000	8,671,915
Sichuan Expressway Company (Industrials, Transportation Infrastructure)	22,484,000	8,697,704
SINA Corporation (Information Technology, Internet Software & Services) †	1,691,907	69,317,430
Tingyi Holding Corporation (Consumer Staples, Food Products)	23,628,000	58,741,332
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	7,652,000	56,537,862
Vipshop Holdings Limited ADS (Consumer Discretionary, Internet & Catalog Retail) †	28,000	6,420,120
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	834,900	15,453,999

		873,513,432

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

Colombia: 0.72%
Bancolombia SA ADR (Financials, Banks) «	642,900	$36,368,853

Hong Kong: 5.31%
AIA Group Limited (Financials, Insurance)	14,161,400	78,977,267
Belle International Holdings Limited (Consumer Discretionary, Specialty Retail)	66,616,000	84,782,360
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,096,250	13,865,182
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †«	14,106,500	7,476,028
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,033,500	4,404,455
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing) «	29,954,500	32,059,000
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,164,000	6,281,658
WH Group Limited (Consumer Staples, Food Products) †	61,414,500	40,150,289

		267,996,239

India: 8.41%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,838,728	31,435,971
Bharti Infratel Limited (Industrials, Construction & Engineering)	5,348,464	25,649,108
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	2,250,700	40,538,259
ICICI Bank Limited ADR (Financials, Banks)	1,568,355	88,392,488
Infosys Technologies Limited ADR (Information Technology, IT Services) «	1,038,115	69,408,369
ITC Limited (Consumer Staples, Tobacco)	11,182,640	64,691,755
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	3,194,200	52,051,414
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels)144A	1,246,587	40,389,419
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	11,870,630

		424,427,413

Indonesia: 1.87%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	14,251,000	7,989,286
PT Bank Central Asia Tbk (Financials, Banks)	9,299,500	10,042,075
PT Blue Bird Tbk (Industrials, Road & Rail) †(a)	13,605,309	7,317,709
PT Link Net Tbk (Telecommunication Services, Diversified Telecommunication Services) †	43,678,161	21,685,475
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,374,600	12,555,112
PT Telekomunik Indonesia Persoro Tbk (Telecommunication Services, Diversified Telecommunication Services)	768,877	34,868,572

		94,458,229

Israel: 0.15%
Israel Chemicals Limited (Materials, Chemicals)	1,099,600	7,417,215

Malaysia: 1.44%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,330,900	24,694,467
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	18,096,300	23,657,092
KLCC Property Holdings Bhd (Financials, REITs)	3,437,900	7,190,926
Sime Darby Bhd (Industrials, Industrial Conglomerates)	5,865,937	17,262,984

		72,805,469

Mexico: 12.45%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	4,003,420	97,723,482
Cemex SAB de CV ADR (Materials, Construction Materials) †	5,302,770	65,224,071
Fibra Uno Administracion SAB de CV (Financials, REITs)	22,435,493	77,871,341
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	1,243,400	119,664,816

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Fund	11

Security name	Shares	Value

Mexico (continued)
Grupo Financiero Banorte SAB de CV (Financials, Banks)	11,714,711	$75,075,062
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	2,142,441	28,494,465
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	4,264,153	6,808,079
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	2,150,000	77,701,000
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	34,427,100	79,840,960

		628,403,276

Peru: 0.32%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,753,600	16,133,120

Philippines: 0.49%
Ayala Corporation (Financials, Diversified Financial Services)	632,624	9,727,255
Metropolitan Bank & Trust Company (Financials, Banks)	3,650,521	6,711,264
SM Investments Corporation (Industrials, Industrial Conglomerates)	476,582	8,320,936

		24,759,455

Russia: 4.06%
LUKOIL ADR - London Exchanges (Energy, Oil, Gas & Consumable Fuels)	1,011,249	49,652,326
Magnit (Consumer Staples, Food & Staples Retailing) (a)	99,300	27,959,918
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	3,477,800	49,732,540
Sberbank of Russia (Financials, Banks) (a)	5,517,377	9,951,720
Sberbank of Russia ADR (Financials, Banks)	2,181,195	16,555,270
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,785,106	51,089,734

		204,941,508

South Africa: 5.25%
Anglo American Platinum Limited (Materials, Metals & Mining) †	106,832	3,370,272
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †	1,077,592	8,911,686
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	1,020,000	6,945,035
Gold Fields Limited ADR (Materials, Metals & Mining)	960,700	3,064,633
Impala Platinum Holdings Limited (Materials, Metals & Mining) †	1,290,758	9,395,948
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	2,142,643	47,399,523
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	470,000	23,402,099
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	4,088,100	59,221,344
Standard Bank Group Limited (Financials, Banks)	2,265,190	28,495,216
Tiger Brands Limited (Consumer Staples, Food Products)	2,485,333	74,721,664

		264,927,420

South Korea: 9.12%
Amorepacific Corporation (Consumer Staples, Personal Products)	8,490	18,271,219
KB Financial Group Incorporated (Financials, Banks)	315,000	12,379,179
KB Financial Group Incorporated ADR (Financials, Banks)	93,117	3,603,628
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	4,334,813	66,452,683
KT&G Corporation (Consumer Staples, Tobacco)	701,891	62,391,479
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	176,336	205,254,820
Samsung Life Insurance Company Limited (Financials, Insurance)	693,337	75,579,202
Samsung SDS Company Limited (Information Technology, Technology Hardware, Storage & Peripherals) †	8,356	1,500,396
Shinhan Financial Group Company Limited (Financials, Banks)	315,945	14,870,017

		460,302,623

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2014

Security name			Shares	Value

Taiwan: 8.57%
104 Corporation (Industrials, Commercial Services & Supplies) (l)			1,655,000	$6,638,173
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)			26,388,675	27,719,105
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)			46,252,018	23,265,526
Media Tek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			2,558,881	36,427,448
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)			3,475,000	26,048,362
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			10,235,224	43,913,558
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			8,887,852	195,710,501
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			42,506,508	72,948,555

				432,671,228

Thailand: 3.88%
Bangkok Bank PCL (Financials, Banks)			3,729,800	23,132,318
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			6,303,739	28,354,245
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			3,440,200	38,869,929
Siam Commercial Bank PCL (Financials, Banks)			9,505,100	51,800,898
Thai Beverage PCL (Consumer Staples, Beverages)			89,627,000	53,466,793

				195,624,183

Turkey: 1.01%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages) †			2,900,453	33,928,769
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services) †			1,181,462	17,284,789

				51,213,558

United Arab Emirates: 0.07%
Emaar Malls Group (Financials, Real Estate Management & Development) †			3,773,147	3,297,523

United Kingdom: 1.08%
African Barrick Gold Limited (Materials, Metals & Mining)			1,428,500	4,707,455
Standard Chartered plc (Financials, Banks)			3,326,301	49,996,919

				54,704,374

Total Common Stocks (Cost $4,384,197,658)				4,745,529,763

	Interest rate	Maturity date	Principal

Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (s)(a)(i)	6.50%	4-15-2018	$303,000	3,874

Total Convertible Debentures (Cost $160,691)				3,874

	Dividend yield		Shares

Preferred Stocks: 2.05%

Brazil: 2.05%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.31		15,716,128	92,727,629
Vale SA ADR (Materials, Metals & Mining) ±	9.18		1,203,500	10,542,660

Total Preferred Stocks (Cost $106,199,342)				103,270,289

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Fund	13

Security name		Expiration date	Shares	Value

Warrants: 0.02%

Malaysia: 0.02%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure) †		12-18-2018	1,070,225	$878,500

Total Warrants (Cost $504,268)				878,500

	Yield

Short-Term Investments: 7.84%

Investment Companies: 7.84%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.12%		191,722,275	191,722,275
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		203,881,421	203,881,421

Total Short-Term Investments (Cost $395,603,696)				395,603,696

Total investments in securities (Cost $4,886,665,655) *	103.94%	5,245,286,122
Other assets and liabilities, net	(3.94)	(198,684,595)

Total net assets	100.00%	$5,046,601,527

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(i)	Illiquid security for which the designation as illiquid is unaudited

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $4,909,085,016 and unrealized gains (losses) consists of:

Gross unrealized gains	$802,178,243
Gross unrealized losses	(465,977,137)

Net unrealized gains	$336,201,106

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities (including $192,033,707 of securities loaned), at value (cost $4,485,386,023)	$4,843,044,253
In affiliated securities, at value (cost $401,279,632)	402,241,869

Total investments, at value (cost $4,886,665,655)	5,245,286,122
Foreign currency, at value (cost $23,673,452)	22,821,327
Receivable for investments sold	5,706,687
Receivable for Fund shares sold	13,115,474
Receivable for dividends	4,020,612
Receivable for securities lending income	166,768
Prepaid expenses and other assets	310,727

Total assets	5,291,427,717

Liabilities
Payable for investments purchased	31,417,727
Payable for Fund shares redeemed	14,820,112
Payable upon receipt of securities loaned	191,722,275
Advisory fee payable	4,418,382
Distribution fees payable	96,026
Administration fees payable	841,955
Accrued expenses and other liabilities	1,509,713

Total liabilities	244,826,190

Total net assets	$5,046,601,527

NET ASSETS CONSIST OF
Paid-in capital	$4,679,281,373
Undistributed net investment income	23,514,409
Accumulated net realized losses on investments	(13,930,035)
Net unrealized gains on investments	357,735,780

Total net assets	$5,046,601,527

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,502,597,322
Shares outstanding – Class A1	70,088,775
Net asset value per share – Class A	$21.44
Maximum offering price per share – Class A2	$22.75
Net assets – Class B	$5,380,352
Shares outstanding – Class B1	294,822
Net asset value per share – Class B	$18.25
Net assets – Class C	$138,169,205
Shares outstanding – Class C1	7,628,676
Net asset value per share – Class C	$18.11
Net assets – Class R6	$35,967,402
Shares outstanding – Class R6[1]	1,596,392
Net asset value per share – Class R6	$22.53
Net assets – Administrator Class	$464,134,732
Shares outstanding – Administrator Class[1]	20,686,279
Net asset value per share – Administrator Class	$22.44
Net assets – Institutional Class	$2,900,352,514
Shares outstanding – Institutional Class[1]	128,781,628
Net asset value per share – Institutional Class	$22.52

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $11,372,079)	$98,490,563
Securities lending income, net	1,551,638
Income from affiliated securities	494,610

Total investment income	100,536,811

Expenses
Advisory fee	49,912,903
Administration fees
Fund level	2,495,305
Class A	3,811,052
Class B	19,688
Class C	400,465
Class R6	7,598
Administrator Class	891,037
Institutional Class	1,977,680
Shareholder servicing fees
Class A	3,664,473
Class B	18,931
Class C	385,063
Administrator Class	2,227,593
Distribution fees
Class B	56,792
Class C	1,155,187
Custody and accounting fees	3,223,522
Professional fees	65,807
Registration fees	229,537
Shareholder report expenses	825,307
Trustees’ fees and expenses	14,733
Other fees and expenses	109,605

Total expenses	71,492,278
Less: Fee waivers and/or expense reimbursements	(3,388)

Net expenses	71,488,890

Net investment income	29,047,921

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	21,376,083
Forward foreign currency contract transactions	(36,112)

Net realized gains on investments	21,339,971

Net change in unrealized gains (losses) on:
Unaffiliated securities	(76,432,094)
Affiliated securities	962,237

Net change in unrealized gains (losses) on investments	(75,469,857)

Net realized and unrealized gains (losses) on investments	(54,129,886)

Net decrease in net assets resulting from operations	$(25,081,965)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$29,047,921		$12,209,161
Net realized gains on investments		21,339,971		1,113,672
Net change in unrealized gains (losses) on investments		(75,469,857)		244,438,794

Net increase (decrease) in net assets resulting from operations		(25,081,965)		257,761,627

Distributions to shareholders from
Net investment income
Class A		0		(3,231,840)
Class R6		(45,340)		0 [1]
Administrator Class		(1,783,180)		(2,897,616)
Institutional Class		(8,965,400)		(8,737,710)

Total distributions to shareholders		(10,793,920)		(14,867,166)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,727,297	667,582,307	28,971,650	605,658,364
Class B	783	13,808	11,463	209,001
Class C	586,118	10,456,764	2,205,697	39,795,022
Class R6	1,873,283	41,555,780	210,344 [1]	4,448,474 [1]
Administrator Class	13,152,480	287,170,895	31,335,752	688,002,016
Institutional Class	62,516,706	1,409,003,391	63,246,185	1,394,231,709

		2,415,782,945		2,732,344,586

Reinvestment of distributions
Class A	0	0	146,282	3,088,018
Class R6	2,064	45,340	0 [1]	0 [1]
Administrator Class	75,992	1,668,033	114,076	2,516,527
Institutional Class	367,774	8,083,670	319,622	7,057,247

		9,797,043		12,661,792

Payment for shares redeemed
Class A	(22,649,849)	(476,947,718)	(14,063,418)	(296,152,744)
Class B	(298,920)	(5,386,850)	(291,772)	(5,279,461)
Class C	(2,319,143)	(41,212,489)	(3,321,740)	(59,348,476)
Class R6	(489,299)	(10,990,607)	0 [1]	0 [1]
Administrator Class	(38,648,549)	(875,255,756)	(14,941,011)	(328,112,979)
Institutional Class	(29,608,625)	(662,852,447)	(22,780,680)	(500,047,525)

		(2,072,645,867)		(1,188,941,185)

Net increase in net assets resulting from capital share transactions		352,934,121		1,556,065,193

Total increase in net assets		317,058,236		1,798,959,654

Net assets
Beginning of period		4,729,543,291		2,930,583,637

End of period		$5,046,601,527		$4,729,543,291

Undistributed net investment income		$23,514,409		$4,182,765

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.77	$20.48	$20.93	$21.65	$16.99
Net investment income	0.07	0.02	0.10	0.08	0.04 [2]
Net realized and unrealized gains (losses) on investments	(0.40)	1.33	(0.19)	(0.80)	4.63

Total from investment operations	(0.33)	1.35	(0.09)	(0.72)	4.67
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.14)	(0.00)[3]	(0.01)
Net realized gains	0.00	0.00	(0.22)	0.00	0.00

Total distributions to shareholders	0.00	(0.06)	(0.36)	(0.00)[3]	(0.01)
Net asset value, end of period	$21.44	$21.77	$20.48	$20.93	$21.65
Total return[4]	(1.52)%	6.62%	(0.31)%	(3.32)%	27.51%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.65%	1.67%	1.68%	1.91%
Net expenses	1.64%	1.65%	1.67%	1.68%	1.89%
Net investment income	0.36%	0.15%	0.51%	0.44%	0.27%
Supplemental data
Portfolio turnover rate	7%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$1,502,597	$1,306,269	$920,709	$917,633	$820,716

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$18.67	$17.64	$18.06	$18.82	$14.87
Net investment loss	(0.08)[2]	(0.12)[2]	(0.05)[2]	(0.08)[2]	(0.09)[2]
Net realized and unrealized gains (losses) on investments	(0.34)	1.15	(0.15)	(0.68)	4.04

Total from investment operations	(0.42)	1.03	(0.20)	(0.76)	3.95
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.22)	0.00	0.00
Net asset value, end of period	$18.25	$18.67	$17.64	$18.06	$18.82
Total return[3]	(2.25)%	5.84%	(1.06)%	(4.04)%	26.56%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.39%	2.41%	2.43%	2.66%
Net expenses	2.39%	2.39%	2.41%	2.43%	2.64%
Net investment loss	(0.46)%	(0.64)%	(0.28)%	(0.39)%	(0.54)%
Supplemental data
Portfolio turnover rate	7%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$5,380	$11,071	$15,408	$21,652	$30,989

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$18.53	$17.51	$17.92	$18.68	$14.77
Net investment loss	(0.08)[2]	(0.11)[2]	(0.06)	(0.06)[2]	(0.08)[2]
Net realized and unrealized gains (losses) on investments	(0.34)	1.13	(0.13)	(0.70)	3.99

Total from investment operations	(0.42)	1.02	(0.19)	(0.76)	3.91
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.22)	0.00	0.00
Net asset value, end of period	$18.11	$18.53	$17.51	$17.92	$18.68
Total return[3]	(2.27)%	5.83%	(1.01)%	(4.07)%	26.47%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.39%	2.42%	2.43%	2.66%
Net expenses	2.39%	2.39%	2.42%	2.43%	2.64%
Net investment loss	(0.42)%	(0.62)%	(0.24)%	(0.32)%	(0.50)%
Supplemental data
Portfolio turnover rate	7%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$138,169	$173,454	$183,471	$200,796	$193,300

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$22.86	$20.89
Net investment income	0.21	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.44)	1.96

Total from investment operations	(0.23)	1.97
Distributions to shareholders from
Net investment income	(0.10)	0.00
Net asset value, end of period	$22.53	$22.86
Total return[3]	(1.01)%	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%
Net expenses	1.17%	1.17%
Net investment income	0.88%	0.15%
Supplemental data
Portfolio turnover rate	7%	13%
Net assets, end of period (000s omitted)	$35,967	$4,809

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$22.79	$21.44	$21.90	$22.63	$17.75
Net investment income	0.13 [2]	0.05	0.14	0.02	0.09 [2]
Net realized and unrealized gains (losses) on investments	(0.44)	1.40	(0.18)	(0.73)	4.83

Total from investment operations	(0.31)	1.45	(0.04)	(0.71)	4.92
Distributions to shareholders from
Net investment income	(0.04)	(0.10)	(0.20)	(0.02)	(0.04)
Net realized gains	0.00	0.00	(0.22)	0.00	0.00

Total distributions to shareholders	(0.04)	(0.10)	(0.42)	(0.02)	(0.04)
Net asset value, end of period	$22.44	$22.79	$21.44	$21.90	$22.63
Total return	(1.36)%	6.83%	(0.13)%	(3.14)%	27.78%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.48%	1.47%	1.47%	1.69%
Net expenses	1.48%	1.48%	1.47%	1.47%	1.65%
Net investment income	0.57%	0.35%	0.72%	0.70%	0.50%
Supplemental data
Portfolio turnover rate	7%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$464,135	$1,050,660	$634,428	$529,083	$248,493

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$22.86	$21.50	$21.96	$22.66	$20.11
Net investment income	0.15	0.11	0.22	0.16	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	(0.40)	1.40	(0.22)	(0.81)	2.55

Total from investment operations	(0.25)	1.51	0.00	(0.65)	2.55
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.24)	(0.05)	0.00
Net realized gains	0.00	0.00	(0.22)	0.00	0.00

Total distributions to shareholders	(0.09)	(0.15)	(0.46)	(0.05)	0.00
Net asset value, end of period	$22.52	$22.86	$21.50	$21.96	$22.66
Total return[4]	(1.09)%	7.07%	0.13%	(2.89)%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.22%	1.24%	1.24%	1.48%
Net expenses	1.21%	1.22%	1.24%	1.23%	1.30%
Net investment income	0.77%	0.57%	1.04%	0.93%	0.02%
Supplemental data
Portfolio turnover rate	7%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$2,900,353	$2,183,281	$1,176,567	$541,644	$197,823

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

24	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	25

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,077,643	$(1,077,643)

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $10,889,490 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

26	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Argentina	$27,475,070	$0	$0	$27,475,070
Brazil	538,213,785	0	0	538,213,785
Chile	65,875,790	0	0	65,875,790
China	873,513,432	0	0	873,513,432
Colombia	36,368,853	0	0	36,368,853
Hong Kong	267,996,239	0	0	267,996,239
India	424,427,413	0	0	424,427,413
Indonesia	87,140,520	7,317,709	0	94,458,229
Israel	7,417,215	0	0	7,417,215
Malaysia	72,805,469	0	0	72,805,469
Mexico	628,403,276	0	0	628,403,276
Peru	16,133,120	0	0	16,133,120
Philippines	24,759,455	0	0	24,759,455
Russia	167,029,870	37,911,638	0	204,941,508
South Africa	264,927,420	0	0	264,927,420
South Korea	460,302,623	0	0	460,302,623
Taiwan	432,671,228	0	0	432,671,228
Thailand	195,624,183	0	0	195,624,183
Turkey	51,213,558	0	0	51,213,558
United Arab Emirates	3,297,523	0	0	3,297,523
United Kingdom	54,704,374	0	0	54,704,374

Convertible debentures	0	0	3,874	3,874

Preferred stocks
Brazil	103,270,289	0	0	103,270,289

Warrants
Malaysia	0	878,500	0	878,500

Short-term investments
Investment companies	203,881,421	191,722,275	0	395,603,696
Total assets	$5,007,452,126	$237,830,122	$3,874	$5,245,286,122

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	27

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.67% for Class A shares, 2.42% for Class B shares, 2.42% for Class C shares, 1.18% for Class R6 shares, 1.50% for Administrator Class shares, and 1.23% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2014, the Fund’s expenses were capped at 1.70% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares, and 1.25% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2014, Funds Distributor received $32,596 from the sale of Class A shares and $270 and $1,920 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $931,463,154 and $339,605,660, respectively.

28	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
104 Corporation	1,655,000	0	0	1,655,000	$6,638,173	$264,972	$0

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2014, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $773,621 and $231,550 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financials statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $9,337 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,793,920 and $14,867,166 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$42,913,912	$335,307,634	$(10,889,490)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

30	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $10,793,920 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010***	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

32	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

34	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average performance of the Universe for the one-year period under review. However, the Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of or equal to the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes. The Board also viewed favorable the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	35

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Emerging Markets Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229601 12-14 A238/AR238 10-14

Wells Fargo Advantage

Emerging Markets Equity Income Fund

Annual Report

October 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) group gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in China and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The MSCI Emerging Markets Index (Net)1 ended the period basically flat, with a 0.64% return.

The Fed continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015. The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Against the backdrop of a challenging geopolitical situation, emerging markets displayed considerable volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range. Much of the volatility was driven by factors such as weaker economic growth in China and in Europe, which contains key end export markets for many of the goods produced by companies domiciled in emerging economies. Shifting views on the possible impact of the FOMC’s ending its quantitative easing program also played a role. A number of election campaigns in emerging countries added to an overall choppy economic environment. Notable elections included India’s general election from April to May 2014, which resulted in the appointment of a reform-minded prime minister, and Brazil’s general election in October 2014, which resulted in the narrow reelection of the incumbent.

The MSCI Emerging Markets Index (Net) ended the reporting period with a barely positive return, reflecting the market’s crosscurrents. Among individual markets,

1.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	3

India was a top performer on investor optimism that Prime Minister Narendra Modi would be able to create the conditions for higher economic growth. China outperformed the index, in large part, because of strong performance in the first half of 2014. Even though China had earlier shown signs of slowing economic growth, investors initially hoped that a mini-stimulus package would produce a soft landing. Those hopes faded toward the end of the period as China produced lower-than-expected economic results. Russia posted sharply negative returns as a result of its standoff with the West; the tense situation also negatively affected eastern European markets, such as Hungary, Poland, and the Czech Republic. Brazil also underperformed, especially toward the end of the reporting period as it became likely that the incumbent president, Dilma Rousseff, would win reelection. Many investors disliked aspects of her economic policies and had favored a change in office.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (EQIAX)	5-31-2012	(3.83)	7.96	2.05	10.64	3.11	1.67
Class C (EQICX)	5-31-2012	0.31	9.82	1.27	9.82	3.86	2.42
Administrator Class (EQIDX)	5-31-2012	–	–	2.30	10.87	2.95	1.47
Institutional Class (EQIIX)	5-31-2012	–	–	2.52	11.08	2.68	1.27
MSCI Emerging Markets Index (Net)[3]	–	–	–	0.64	7.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	5

Growth of $10,000 investment[4] as of October 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.65% for Class A, 2.40% for Class C, 1.45% for Administrator Class, and 1.25% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The chart compares the performance of Class A shares since inception with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	Excluding sales charges, the Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period that ended October 31, 2014.

■	Overall stock selection contributed to relative returns for the period. However, an underweight to the information technology (IT) sector and stock selection in the sector detracted from relative returns.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in Mexico, Russia, and South Korea. Unfavorable stock selection in Taiwan and Brazil detracted from relative performance, as did an underweight position to India.

The Fund outperformed its benchmark during a volatile market.

During the 12-month period, returns in emerging markets fluctuated according to factors that included fears of slowing Chinese growth, optimism about India’s general election, concerns about Brazil’s general election, and worries about the effect of the U.S. Federal Reserve’s withdrawal of global liquidity. Against that backdrop, stock selection in industrials, energy, and telecommunication services strongly aided relative results. On the opposite side of the spectrum, an underweight to IT and stock selection in the sector detracted from relative results. An underweight to health care also detracted because the sector significantly outperformed for the reporting period.

Outperformance in the industrials sector primarily was driven by the Fund’s exposure to infrastructure stocks such as Mexico’s Grupo Aeroportuario del Centro Norte SAB de CV and China’s Zhejiang Expressway Company Limited. The energy sector was negatively affected by a decline in the price of oil and a subsequent slowdown in exploration, but the Fund’s holdings held up better than those in the index. The Fund benefited from both an overweight to and stock selection in the telecommunication services sector.

Ten largest equity holdings[5] (%) as of October 31, 2014
China Mobile Limited	2.86
Agricultural Bank of China	2.35
Industrial & Commercial Bank of China Limited Class H	2.14
PetroChina Company Limited	2.11
Itau Unibanco Holding SA ADR	2.10
Grupo Aeroportuario del Centro Norte SAB de CV	2.08
Telecom Malaysia Berhad	2.02
China Petroleum & Chemical Corporation	1.97
Bank of China Limited	1.96
Cosco Pacific Limited	1.87

Sector distribution[6] as of October 31, 2014

On a country basis, notable areas of success included Mexico, Russia, and South Korea. In Mexico, the Fund benefited from holdings in the industrials sector, principally two airport companies. In Russia, stock selection in the materials and financials sectors was quite strong on a relative basis, but that was partially offset by a minor overweight to the country leading up to the events in Crimea. In South Korea, consumer discretionary and telecommunication services holdings significantly outperformed.

Our investment outlook on the emerging markets region remains positive.

Looking ahead, we believe that stock selection will remain of utmost importance. In our view, emerging markets have the potential for price appreciation should there be positive earnings revisions or improving global growth. In the meantime, we believe the dividends of the Fund’s holdings should help dampen volatility.

We expect Chinese equity performance in the near term to be well supported by valuations, a stabilized economy, a relatively stable currency, and accommodative policies. Although we continue to look for ideas in new economy sectors with strong secular growth, we remain invested in old economy names trading at discounted valuations. We believe that both South Korea and Taiwan should benefit from a global recovery, but South Korea may be negatively affected by companies’ inability to meet recent earnings expectations. In India we remain cautiously optimistic that the new prime minister can deliver on his reform agenda.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	7

In our view, Mexico stands out as the country in Latin America with possibly the best economic outlook for 2015 because the government is implementing potentially transformational reforms that have elevated business confidence. Of special mention is the energy reform that ends more than 70 years of state monopoly in the oil and gas industry and should start its first licensing round in 2015. Mexico should also benefit from the recovery in the U.S. Our positioning reflects optimism about Mexico’s industrials; we also have invested in select consumer-related stocks. We have a positive outlook for Brazil, albeit with subdued expectations. We believe it is possible that Brazil could see policy changes in 2015 that could set the country up for growth again in 2016. Our positioning favors defensive growth companies with strong corporate governance and clear earnings visibility. We remain cautious on Chile, Colombia, and Peru due to their exposure to commodities and what we believe are their fair valuations.

We remain negative on Russia because the Russia/Ukraine conflict continues to drag on with little visibility into its resolution. We continue to maintain exposure to Central European stocks, many of which have offered attractive dividend yields. However, we do not believe that Central European valuations are particularly cheap compared with other markets; we are selective buyers of Central Europe on weakness. In South Africa, we continue to focus on companies expanding in the rest of Africa.

We continue to focus on what we believe well-managed companies with track records of good corporate governance and attractive total return potential driven by sustainable earnings growth. We also take into consideration currency movements when analyzing the companies and their impact on overall stock returns. We believe that uncertainty brings potential opportunity that we will look to take advantage of going forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,057.93	$8.56	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$1,054.06	$12.43	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Administrator Class
Actual	$1,000.00	$1,059.83	$7.53	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$1,059.83	$6.49	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Common Stocks: 84.55%

Bermuda: 0.58%
Huabao International Holdings Limited (Materials, Chemicals)	873,000	$623,644

Brazil: 8.08%
Alupar Investimento SA (Utilities, Electric Utilities)	146,660	1,076,615
Ambev SA (Consumer Staples, Beverages)	167,400	1,107,938
Cielo SA (Information Technology, IT Services)	86,800	1,425,357
Itau Unibanco Holding SA ADR (Financials, Banks)	154,399	2,278,929
Natura Cosmeticos SA (Consumer Staples, Personal Products)	64,900	942,895
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	26,302	537,613
Tupy SA (Consumer Discretionary, Auto Components)	72,386	514,142
Valid Solucoes SA (Industrials, Commercial Services & Supplies)	54,900	881,360

		8,764,849

Chile: 1.00%
Aguas Andinas SA Class A (Utilities, Water Utilities)	910,559	546,028
Empresa Nacional de Telecomunicaciones SA (Telecommunication Services, Wireless Telecommunication Services)	49,990	538,629

		1,084,657

China: 18.10%
Agricultural Bank of China (Financials, Banks)	5,479,000	2,543,394
Bank of China Limited (Financials, Banks)	4,431,000	2,119,754
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	249,500	3,104,614
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	2,469,600	2,139,960
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	1,539,517	2,024,857
Datang International Power Generation Company Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,234,000	647,619
Huaneng Power International Incorporated (Utilities, Independent Power & Renewable Electricity Producers)	558,000	684,985
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	3,499,000	2,314,574
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	1,826,000	2,286,282
Qinhuangdao Port Company Limited (Industrials, Transportation Infrastructure)	1,433,000	716,948
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	88,000	548,075
Zhejiang Expressway Company Limited (Industrials, Transportation Infrastructure)	488,000	492,081

		19,623,143

Czech Republic: 1.43%
CEZ AS (Utilities, Electric Utilities)	24,962	690,426
Komercni Banka AS (Financials, Banks)	4,024	861,942

		1,552,368

Greece: 0.89%
Aegean Airlines (Industrials, Airlines)	51,388	447,558
OPAP SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	43,046	521,630

		969,188

Hong Kong: 0.77%
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	248,500	833,124

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

Indonesia: 3.47%
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	1,902,900	$936,885
PT Semen Gresik Persero Tbk (Materials, Construction Materials)	732,400	962,089
PT Surya Semesta Internusa Tbk (Financials, Real Estate Management & Development)	12,319,500	774,747
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	4,785,500	1,088,964

		3,762,685

Malaysia: 5.36%
Berjaya Sports Toto Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	508,800	558,415
Sunway Real Estate Investment Trust (Financials, REITs)	1,149,000	534,459
Telecom Malaysia Berhad (Telecommunication Services, Diversified Telecommunication Services)	1,002,181	2,193,723
Westports Holdings Berhad (Industrials, Transportation Infrastructure)	1,630,082	1,486,736
YTL Corporation Berhad (Utilities, Multi-Utilities)	2,051,700	1,035,440

		5,808,773

Mexico: 8.88%
Bolsa Mexicana de Valores SAB (Financials, Diversified Financial Services)	538,629	1,132,356
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	453,744	2,250,820
Grupo Aeroportuario del Pacifico SAB de CV (Industrials, Transportation Infrastructure)	201,380	1,375,358
Grupo Financiero Santander SAB de CV (Financials, Banks)	665,319	1,773,690
Macquarie Mexico Real Estate Management SA de CV (Financials, REITs)	991,024	1,805,976
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	557,436	1,292,767

		9,630,967

Panama: 1.30%
Banco Latinoamericano de Comercio Exterior SA (Financials, Banks)	41,748	1,404,403

Philippines: 0.74%
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	11,525	802,320

Poland: 1.12%
Bank Pekao SA (Financials, Banks)	7,861	410,863
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	5,356	802,772

		1,213,635

Qatar: 0.56%
Industries Qatar (Industrials, Industrial Conglomerates)	11,752	611,422

Russia: 1.83%
LUKOIL ADR - London Exchanges (Energy, Oil, Gas & Consumable Fuels)	21,820	1,071,362
LUKOIL OAO (Energy, Oil, Gas & Consumable Fuels)(a)	7,687	385,596
Mining & Metallurgical Company Norilsk Nickell (Materials, Metals & Mining)	28,166	524,169

		1,981,127

Singapore: 0.88%
Asian Pay Television Trust (Consumer Discretionary, Media)	908,000	604,297
Hutchison Port Holdings Trust (Industrials, Transportation Infrastructure)	511,000	344,925

		949,222

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Income Fund	11

Security name	Shares	Value

South Africa: 5.74%
Barclays Africa Group Limited (Financials, Banks)	39,002	$615,842
Coronation Fund Managers Limited (Financials, Capital Markets)	123,333	1,067,867
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	45,897	1,015,333
Sanlam Limited (Financials, Insurance)	294,029	1,856,717
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	10,234	509,568
Standard Bank Group Limited (Financials, Banks)	46,705	587,531
Tsogo Sun Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	227,094	570,322

		6,223,180

South Korea: 6.32%
Hite Jinro Company Limited (Consumer Staples, Beverages)	38,337	948,802
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	36,261	1,187,517
KT&G Corporation (Consumer Staples, Tobacco)	19,514	1,734,610
SK Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	14,418	1,180,443
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	64,979	1,805,766

		6,857,138

Taiwan: 12.39%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	903,000	1,079,153
Asustek Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	60,000	611,510
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	360,465	1,034,590
China Trust Financial Holding Company Limited (Financials, Banks)	860,000	602,239
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	195,000	485,312
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	163,000	723,456
CTCI Corporation (Industrials, Construction & Engineering)	902,000	1,473,851
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	87,000	520,573
Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	231,000	437,447
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)	899,975	452,702
Huaku Development Company Limited (Financials, Real Estate Management & Development)	244,680	401,814
King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,174,000	926,339
Mega Financial Holding Company Limited (Financials, Banks)	1,245,065	1,031,533
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	350,530	1,221,580
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	370,000	521,855
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	400,238	876,521
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	851,000	1,035,195

		13,435,670

Thailand: 2.09%
BTS Group Holdings PCL (Industrials, Road & Rail)	3,809,900	1,204,850
Intouch Holding PCL (Telecommunication Services, Wireless Telecommunication Services)	467,000	1,061,038

		2,265,888

Turkey: 2.43%
Cimsa Cimento Sanayi ve Ticaret AS (Materials, Construction Materials)	186,664	1,381,514
Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary, Distributors)	167,755	720,788
Emlak Konut Gayrimenkul Yati (Financials, REITs)	468,834	527,337

		2,629,639

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2014

Security name			Shares	Value

United Arab Emirates: 0.59%
Damac Real Estate Development (Financials, Real Estate Management & Development)			32,375	$636,169

Total Common Stocks (Cost $88,001,599)				91,663,211

		Expiration date

Participation Notes: 5.47%

China: 0.38%
Standard Chartered Bank (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		4-3-2015	316,000	412,511

India: 4.10%
HSBC Bank plc (Coal India Limited) (Materials, Metals & Mining) †		11-2-2020	112,453	678,711
HSBC Bank plc (Credit Analysis & Research) (Financials, Diversified Financial Services) †		5-2-2024	53,000	1,154,527
HSBC Bank plc (NMDC Limited) (Materials, Metals & Mining)		8-1-2023	13,760	809,834
HSBC Bank plc (Oil & Natural Gas Corporation Limited) (Energy, Oil, Gas & Consumable Fuels) †		1-10-2024	196,077	1,293,926
HSBC Bank plc (Power Finance Corporation) (Financials, Diversified Financial Services) †		11-25-2014	109,728	504,629

				4,441,627

Qatar: 0.99%
HSBC Bank plc (Qatar National Bank) (Financials, Banks) †		11-2-2020	385,518	1,073,133

Total Participation Notes (Cost $4,710,096)				5,927,271

	Dividend yield
Preferred Stocks: 3.08%

Brazil: 3.08%
Banco Bradesco SA (Financials, Banks) ±	2.72%		118,300	1,781,733
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	8.59		63,600	553,122
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels) ±	6.02		132,900	819,529
Vale SA ADR (Materials, Metals & Mining) ±	8.32		21,536	188,655

Total Preferred Stocks (Cost $3,727,970)				3,343,039

	Yield
Short-Term Investments: 5.81%

Investment Companies: 5.81%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		6,291,772	6,291,772

Total Short-Term Investments (Cost $6,291,772)				6,291,772

Total investments in securities (Cost $102,731,437) *	98.91%	107,225,293
Other assets and liabilities, net	1.09	1,185,068

Total net assets	100.00%	$108,410,361

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Income Fund	13

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $103,372,125 and unrealized gains (losses) consists of:

Gross unrealized gains	$7,017,961
Gross unrealized losses	(3,164,793)

Net unrealized gains	$3,853,168

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $96,439,665)	$100,933,521
In affiliated securities, at value (cost $6,291,772)	6,291,772

Total investments, at value (cost $102,731,437)	107,225,293
Cash	8,653
Foreign currency, at value (cost $936,454)	934,844
Receivable for investments sold	887,859
Receivable for Fund shares sold	2,220,036
Receivable for dividends	134,827
Prepaid expenses and other assets	29,553

Total assets	111,441,065

Liabilities
Payable for investments purchased	2,780,326
Payable for Fund shares redeemed	58,873
Advisory fee payable	74,460
Distribution fees payable	4,035
Administration fees payable	16,679
Accrued expenses and other liabilities	96,331

Total liabilities	3,030,704

Total net assets	$108,410,361

NET ASSETS CONSIST OF
Paid-in capital	$105,652,845
Undistributed net investment income	233,041
Accumulated net realized losses on investments	(1,961,546)
Net unrealized gains on investments	4,486,021

Total net assets	$108,410,361

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$14,010,298
Shares outstanding – Class A1	1,236,502
Net asset value per share – Class A	$11.33
Maximum offering price per share – Class A2	$12.02
Net assets – Class C	$6,389,752
Shares outstanding – Class C1	564,660
Net asset value per share – Class C	$11.32
Net assets – Administrator Class	$52,895,882
Shares outstanding – Administrator Class[1]	4,660,065
Net asset value per share – Administrator Class	$11.35
Net assets – Institutional Class	$35,114,429
Shares outstanding – Institutional Class[1]	3,095,362
Net asset value per share – Institutional Class	$11.34

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Income Fund	15

Investment income
Dividends (net of foreign withholding taxes of $341,992)	$3,287,846
Income from affiliated securities	3,700

Total investment income	3,291,546

Expenses
Advisory fee	773,735
Administration fees
Fund level	35,170
Class A	32,406
Class C	11,393
Administrator Class	24,255
Institutional Class	23,391
Shareholder servicing fees
Class A	31,159
Class C	10,955
Administrator Class	59,862
Distribution fees
Class C	32,864
Custody and accounting fees	115,358
Professional fees	50,207
Registration fees	54,068
Shareholder report expenses	26,725
Trustees’ fees and expenses	15,731
Other fees and expenses	22,875

Total expenses	1,320,154
Less: Fee waivers and/or expense reimbursements	(292,153)

Net expenses	1,028,001

Net investment income	2,263,545

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,885,047)
Net change in unrealized gains (losses) on investments	3,323,488

Net realized and unrealized gains (losses) on investments	1,438,441

Net increase in net assets resulting from operations	$3,701,986

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$2,263,545		$438,933
Net realized gains (losses) on investments		(1,885,047)		1,186,615
Net change in unrealized gains (losses) on investments		3,323,488		232,000

Net increase in net assets resulting from operations		3,701,986		1,857,548

Distributions to shareholders from
Net investment income
Class A		(365,935)		(90,453)
Class C		(99,761)		(20,531)
Administrator Class		(734,156)		(219,915)
Institutional Class		(960,146)		(182,108)
Net realized gains
Class A		(297,936)		(13,303)
Class C		(99,039)		(11,584)
Administrator Class		(465,603)		(109,120)
Institutional Class		(190,076)		(104,953)

Total distributions to shareholders		(3,212,652)		(751,967)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,137,117	12,671,376	746,532	8,571,764
Class C	413,136	4,655,213	125,397	1,453,061
Administrator Class	4,410,592	50,555,968	676,110	7,793,914
Institutional Class	5,192,856	56,567,470	34,989	400,626

		124,450,027		18,219,365

Reinvestment of distributions
Class A	58,552	659,941	9,031	103,132
Class C	17,625	198,800	2,819	32,115
Administrator Class	102,116	1,157,719	28,736	327,844
Institutional Class	76,117	868,402	25,149	287,061

		2,884,862		750,152

Payment for shares redeemed
Class A	(693,777)	(8,135,229)	(77,227)	(893,304)
Class C	(38,131)	(422,208)	(6,537)	(73,965)
Administrator Class	(999,004)	(11,045,099)	(31,825)	(375,694)
Institutional Class	(2,688,911)	(30,101,322)	(9)	(105)

		(49,703,858)		(1,343,068)

Net increase in net assets resulting from capital share transactions		77,631,031		17,626,449

Total increase in net assets		78,120,365		18,732,030

Net assets
Beginning of period		30,289,996		11,557,966

End of period		$108,410,361		$30,289,996

Undistributed net investment income		$233,041		$72,063

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012[1]
Net asset value, beginning of period	$11.79	$11.17	$10.00
Net investment income	0.33	0.31	0.13
Net realized and unrealized gains (losses) on investments	(0.11)	0.88	1.15

Total from investment operations	0.22	1.19	1.28
Distributions to shareholders from
Net investment income	(0.31)	(0.34)	(0.11)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.68)	(0.57)	(0.11)
Net asset value, end of period	$11.33	$11.79	$11.17
Total return[2]	2.05%	10.94%	12.80%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.88%	4.29%
Net expenses	1.65%	1.65%	1.65%
Net investment income	3.12%	2.64%	2.94%
Supplemental data
Portfolio turnover rate	91%	85%	39%
Net assets, end of period (000s omitted)	$14,010	$8,658	$628

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012[1]
Net asset value, beginning of period	$11.79	$11.16	$10.00
Net investment income	0.23	0.22	0.10
Net realized and unrealized gains (losses) on investments	(0.08)	0.89	1.13

Total from investment operations	0.15	1.11	1.23
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.07)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.62)	(0.48)	(0.07)
Net asset value, end of period	$11.32	$11.79	$11.16
Total return[2]	1.27%	10.11%	12.49%
Ratios to average net assets (annualized)
Gross expenses	2.83%	3.81%	5.03%
Net expenses	2.40%	2.40%	2.41%
Net investment income	2.17%	1.80%	2.24%
Supplemental data
Portfolio turnover rate	91%	85%	39%
Net assets, end of period (000s omitted)	$6,390	$2,028	$562

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012[1]
Net asset value, beginning of period	$11.80	$11.17	$10.00
Net investment income	0.33 [2]	0.32	0.14
Net realized and unrealized gains (losses) on investments	(0.08)	0.89	1.14

Total from investment operations	0.25	1.21	1.28
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.11)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.70)	(0.58)	(0.11)
Net asset value, end of period	$11.35	$11.80	$11.17
Total return[3]	2.30%	11.13%	12.89%
Ratios to average net assets (annualized)
Gross expenses	1.91%	2.94%	4.14%
Net expenses	1.45%	1.45%	1.45%
Net investment income	2.89%	2.70%	3.17%
Supplemental data
Portfolio turnover rate	91%	85%	39%
Net assets, end of period (000s omitted)	$52,896	$13,527	$5,285

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012[1]
Net asset value, beginning of period	$11.79	$11.17	$10.00
Net investment income	0.35	0.34	0.15
Net realized and unrealized gains (losses) on investments	(0.07)	0.89	1.14

Total from investment operations	0.28	1.23	1.29
Distributions to shareholders from
Net investment income	(0.36)	(0.38)	(0.12)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.73)	(0.61)	(0.12)
Net asset value, end of period	$11.34	$11.79	$11.17
Total return[2]	2.52%	11.32%	12.98%
Ratios to average net assets (annualized)
Gross expenses	1.62%	2.74%	3.92%
Net expenses	1.25%	1.25%	1.25%
Net investment income	3.69%	2.88%	3.39%
Supplemental data
Portfolio turnover rate	91%	85%	39%
Net assets, end of period (000s omitted)	$35,114	$6,077	$5,082

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

22	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to passive foreign investment companies. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$15,970	$57,431	$(73,401)

As of October 31, 2014, the Fund had capital loss carryforwards which consist of $1,412,277 in short-term capital losses.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	23

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Bermuda	$623,644	$0	$0	$623,644
Brazil	8,764,849	0	0	8,764,849
Chile	1,084,657	0	0	1,084,657
China	19,623,143	0	0	19,623,143
Czech Republic	1,552,368	0	0	1,552,368
Greece	969,188	0	0	969,188
Hong Kong	833,124	0	0	833,124
Indonesia	3,762,685	0	0	3,762,685
Malaysia	5,808,773	0	0	5,808,773
Mexico	9,630,967	0	0	9,630,967
Panama	1,404,403	0	0	1,404,403
Philippines	802,320	0	0	802,320
Poland	1,213,635	0	0	1,213,635
Qatar	611,422	0	0	611,422
Russia	1,595,531	385,596	0	1,981,127
Singapore	949,222	0	0	949,222
South Africa	6,223,180	0	0	6,223,180
South Korea	6,857,138	0	0	6,857,138
Taiwan	13,435,670	0	0	13,435,670
Thailand	2,265,888	0	0	2,265,888
Turkey	2,629,639	0	0	2,629,639
United Arab Emirates	636,169	0	0	636,169

Participation notes	0	5,927,271	0	5,927,271

Preferred stocks
Brazil	3,343,039	0	0	3,343,039

Short-term investments
Investment companies	6,291,772	0	0	6,291,772
Total assets	$100,912,426	$6,312,867	$0	$107,225,293

24	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10 % and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an indirect wholly owned subsidiary of Wells Fargo, was also a subadviser to the Fund until September 6, 2014, at which point the arrangement was terminated. Out of its fees, WellsCap had paid Wells Capital Management Singapore a fee for its services as subadviser at an annual rate which started at 0.25% and declined to 0.15% as the average daily net assets of the Fund increased.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.45% for Administrator Class shares, and 1.25% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2014, Funds Distributor received $19,880 from the sale of Class A shares.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	25

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $131,016,228 and $58,694,386, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $113 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	Year ended October 31
	2014	2013
Ordinary income	$2,947,712	$751,967
Long-term capital gain	264,940	0

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$324,460	$3,845,333	$(1,412,277)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

10. SUBSEQUENT DISTRIBUTIONS

On November 21, 2014, the Fund declared distributions from net investment income to shareholders of record on November 20, 2014. The per share amounts payable on November 24, 2014 were as follows:

Net investment income
Class A	$0.01429
Class C	0.00180
Administrator Class	0.01644
Institutional Class	0.02119

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Income Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from May 31, 2012 (commencement of fund operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from May 31, 2012 (commencement of fund operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

28	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $264,940 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,825,056 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2014, $787,703 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Wells Capital Management Singapore (“WellsCap Singapore”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WellsCap Singapore (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by

32	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to WellsCap and by WellsCap to WellsCap Singapore for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Administrator Class, the Management Rate of which was higher than the average rate of its expense Group. However, the Board noted that the net operating expense ratio of the Fund’s Administrator Class was lower than the median net operating expense ratio of its expense Groups. The Board also viewed favorable the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the total advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	33

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

34	Wells Fargo Advantage Emerging Markets Equity Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229602 12-14 A262/AR262 10-14

Wells Fargo Advantage

Emerging Markets Equity Select Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range.

Dear Valued Shareholder:

We are pleased to offer you the first annual report for Wells Fargo Advantage Emerging Markets Equity Select Fund from the Fund’s inception on November 29, 2013 through October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) group gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in China and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The MSCI Emerging Markets Index (Net)1 ended the period basically flat, with a 0.64% return.

The Fed continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015. The prospect of higher U.S. interest rates caused the dollar to rise relative to most global currencies and pressured emerging markets returns for U.S. dollar-based investors.

Against the backdrop of a challenging geopolitical situation, emerging markets displayed considerable volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Emerging markets largely traded within a range over the past 12 months but displayed considerable volatility within that range. Much of the volatility was driven by factors such as weaker economic growth in China and in Europe, which contains key end export markets for many of the goods produced by companies domiciled in emerging economies. Shifting views on the possible impact of the FOMC’s ending its quantitative easing program also played a role. A number of election campaigns in emerging countries added to an overall choppy economic environment. Notable elections included India’s general election from April to May 2014, which resulted in the appointment of a reform-minded prime minister, and Brazil’s general election in October 2014, which resulted in the narrow re-election of the incumbent.

The MSCI Emerging Markets Index (Net) ended the reporting period with a barely positive return, reflecting the market’s crosscurrents. Among individual markets,

1.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	3

India was a top performer on investor optimism that Prime Minister Narendra Modi would be able to create the conditions for higher economic growth. China outperformed the index, in large part, because of strong performance in the first half of 2014. Even though China had earlier shown signs of slowing economic growth, investors initially hoped that a mini-stimulus package would produce a soft landing. Those hopes faded toward the end of the period as China produced lower-than-expected economic results. Russia posted sharply negative returns as a result of its standoff with the West; the tense situation also negatively affected eastern European markets, such as Hungary, Poland, and the Czech Republic. Brazil also underperformed, especially toward the end of the reporting period as it became likely that the incumbent president, Dilma Rousseff, would win re-election. Many investors disliked aspects of her economic policies and had favored a change in office.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Emerging Markets Equity Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Yi (Jerry) Zhang, Ph.D, CFA

Derrick Irwin, CFA

Richard Peck, CFA

Average annual total returns (%) as of October 31, 2014

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WEMSX)	11-29-2013	(5.06)	0.73	1.97	1.65
Class C (WEMQX)	11-29-2013	(0.93)	0.07	2.72	2.40
Class R6 (WEMRX)	11-29-2013	–	1.18	1.49	1.15
Administrator Class (WEMEX)	11-29-2013	–	0.95	1.81	1.45
Institutional Class (WEMTX)	11-29-2013	–	1.17	1.54	1.20
MSCI Emerging Markets Index (Net)[3]	–	–	2.14	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	5

Growth of $10,000 investment[4] as of October 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The chart compares the performance of Class A shares since inception with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 11-month period from the Fund’s inception to October 31, 2014.

■	The most significant detractors among sectors included information technology (IT) and health care. China/Hong Kong and South Africa were the worst-performing countries.

■	The top-contributing sectors were financials, energy, and materials. Top-performing countries included South Korea, Brazil, and Thailand.

Emerging markets stocks continued to trade according to macroeconomic factors rather than company fundamentals.

Emerging markets equities drifted lower through the end of 2013. They then sold off sharply in January 2014 as soft Chinese economic data and the near-default of a high-yield trust product in China (part of its much-discussed shadow banking system) weighed on investor sentiment. In addition, in reaction to the beginning (in December 2013) of the U.S. Federal Reserve’s (Fed’s) program to reduce monthly asset purchases, many of the more vulnerable emerging markets currencies fell sharply. However, in February 2014, investors were encouraged by indications from global central banks that stimulus would continue to flow, touching off a seven-month rally in emerging markets equities. The prospect of continued liquidity injections into global markets was enough to convince most investors to ignore increasing geopolitical tensions and slowing growth in many key developed and emerging economies.

This sentiment reversed sharply in September 2014, as stronger growth in the U.S. suggested that the tide of liquidity from the Fed would begin to reverse and investors were not convinced that the European Central Bank would step in with strong enough measures to fill the gap. A sharp sell-off ensued, erasing most of the gains for the period from October 31, 2013. Thus, emerging markets equities continued the pattern we have observed since 2011 of range-bound trading driven by investor expectations of global liquidity movements. Company fundamentals have taken the backseat for now.

Ten largest equity holdings[5] (%) as of October 31, 2014
Taiwan Semiconductor Manufacturing Company Limited ADR	4.75
Samsung Electronics Company Limited	4.08
China Mobile Limited	2.85
Fomento Economico Mexicano SAB de CV ADR	2.48
China Life Insurance Company Limited	2.05
America Movil SAB de CV ADR	1.95
Lojas Americanas SA	1.93
Banco Bradesco SA ADR	1.91
Reliance Industries Limited GDR	1.85
Ambev SA ADR	1.77

Strong performance in South Korea, Brazil, and Thailand was more than offset by weak results in China/Hong Kong and South Africa. In Korea, we benefited from an underweight to the country as well as through solid stock selection in names like KT&G Corporation and Samsung Life Insurance Company Limited. Our biggest challenges were in China, notably our holdings in SINA Corporation and Standard Chartered plc (which trades on the Hong Kong exchange), both of which struggled in the period. Additionally, South Africa continued to be dogged by weak metals prices and a slowing economy.

By sector, contributors included financials, energy, and materials. In financials, holdings such as ICICI Bank Limited and Banco Bradesco SA aided performance. In both materials and energy, our underweight versus the benchmark was a tailwind, but we also benefited from strong stock selection in the energy space. Notably, Reliance Industries Limited and PTT PCL were strong contributors. We lagged in the IT sector, in part, due to our aforementioned position in SINA.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	7

Sector distribution[6] as of October 31, 2014

We remain optimistic about the long-term prospects for emerging markets.

In our view, emerging markets equities are currently at the mercy of global liquidity conditions and investor perceptions of both the timing and magnitude of global interest rate movements. For many investors, this has overshadowed any serious focus on company fundamentals and quality for the time being. Emerging markets investors thus seem to be in the untenable position of trying to outguess central banks of major developed countries rather than focusing on individual companies.

It is also clear that economic growth in many emerging markets continues to slow. Slower growth in China,

Russia, and Brazil, among other countries, continues to be a source of concern. Not only can slower growth affect near-term company fundamentals, but it also will likely force investors to focus even more on the tug of war between the world’s central banks. For our part, we continue to do what we have always done: focus on company fundamentals and quality. Macroeconomics matter, to be sure, but we believe that high-quality businesses and strong management teams will tend to prevail over time. Furthermore, we believe we have a better chance of correctly evaluating individual companies than we (or our peers) have of accurately predicting interest rate movements. We believe there are pockets of value in emerging markets and that the top-down focus by other investors should create compelling opportunities for us to own excellent companies at compelling prices.

Despite the challenges that many emerging markets face, in our view, economic fundamentals remain healthy, with lower levels of public and private debt, favorable demographics, and a long runway of strong growth as living standards catch up with those in the developed world. Growth and progress are never smooth rides, and the structural adjustments taking place in emerging markets should set them up for another phase of strong growth in the years to come.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Equity Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,022.38	$8.41	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$1,018.35	$12.21	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class R6
Actual	$1,000.00	$1,024.37	$5.87	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Administrator Class
Actual	$1,000.00	$1,023.37	$7.40	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$1,025.41	$6.13	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Select Fund	9

Security name	Shares	Value

Common Stocks: 90.33%

Argentina: 0.72%
MercadoLibre Incorporated (Information Technology, Internet Software & Services) «	370	$50,375

Brazil: 10.06%
All America Latina Logistica SA (Industrials, Road & Rail)	20,000	54,804
Ambev SA ADR (Consumer Staples, Beverages)	18,500	123,580
Banco Bradesco SA ADR (Financials, Banks)	8,900	133,322
BM&F Bovespa SA (Financials, Diversified Financial Services)	14,100	62,024
BRF Brasil Foods SA ADR (Consumer Staples, Food Products)	1,700	44,285
CETIP SA (Financials, Capital Markets)	6,000	76,032
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	1,700	50,906
Multiplan Empreendimentos Imobiliarios SA (Financials, Real Estate Management & Development)	2,200	45,502
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	7,000	81,900
Vale SA ADR (Materials, Metals & Mining)	3,100	31,279

		703,634

Chile: 1.55%
Banco Santander Chile SA ADR (Financials, Banks)	2,200	46,618
SACI Falabella (Consumer Discretionary, Multiline Retail)	8,500	62,056

		108,674

China: 16.31%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	134	13,212
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	320	76,406
China Auto Rental Incorporated (Consumer Discretionary, Automobiles) †	1,705	2,502
China Life Insurance Company Limited (Financials, Insurance)	48,000	143,595
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	16,000	199,094
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	75,000	117,793
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Catalog Retail) †	1,200	69,960
Hengan International Group Company Limited (Consumer Staples, Personal Products)	8,500	89,602
Luye Pharma Group Limited (Health Care, Pharmaceuticals) †	1,634	2,360
Mindray Medical International Limited ADR (Health Care, Health Care Equipment & Supplies)	1,100	32,054
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services) †	3,000	64,800
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	40,000	50,083
SINA Corporation (Information Technology, Internet Software & Services) †	2,260	92,592
Tingyi Holding Corporation (Consumer Staples, Food Products)	32,000	79,555
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	10,000	73,886
Vipshop Holdings Limited ADS (Consumer Discretionary, Internet & Catalog Retail) †	50	11,464
Weibo Corporation ADR (Information Technology, Internet Software & Services) †	1,200	22,212

		1,141,170

Colombia: 0.81%
Bancolombia SA ADR (Financials, Banks) «	1,000	56,570

Hong Kong: 4.84%
AIA Group Limited (Financials, Insurance)	19,600	109,308
Belle International Holdings Limited (Consumer Discretionary, Specialty Retail)	93,000	118,361
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	48,000	51,372
WH Group Limited (Consumer Staples, Food Products) †	91,500	59,819

		338,860

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Select Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

India: 6.12%
HDFC Bank Limited ADR (Financials, Banks)	1,950	$102,239
ICICI Bank Limited ADR (Financials, Banks)	1,700	95,812
Infosys Technologies Limited ADR (Information Technology, IT Services) «	1,500	100,290
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	4,000	129,600

		427,941

Indonesia: 2.09%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	53,000	29,712
PT Bank Central Asia Tbk (Financials, Banks)	35,000	37,795
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	18,100	21,904
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	250,000	56,889

		146,300

Malaysia: 1.71%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,700	46,538
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	31,000	40,526
Sime Darby Bhd (Industrials, Industrial Conglomerates)	11,000	32,372

		119,436

Mexico: 12.64%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	5,600	136,696
Cemex SAB de CV ADR (Materials, Construction Materials) †	7,200	88,560
Fibra Uno Administracion SAB de CV (Financials, REITs)	32,250	111,937
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	1,800	173,232
Grupo Financiero Banorte SAB de CV (Financials, Banks)	16,600	106,383
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	3,000	39,900
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	5,000	7,983
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	3,000	108,420
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	48,000	111,318

		884,429

Peru: 0.37%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	2,800	25,760

Philippines: 1.16%
Ayala Corporation (Financials, Diversified Financial Services)	2,300	35,365
Metropolitan Bank & Trust Company (Financials, Banks)	6,000	11,031
SM Investments Corporation (Industrials, Industrial Conglomerates)	2,000	34,919

		81,315

Russia: 4.64%
LUKOIL ADR (Energy, Oil, Gas & Consumable Fuels)	1,600	78,560
Magnit (Consumer Staples, Food & Staples Retailing) (a)	200	56,314
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	5,000	71,500
Sberbank of Russia ADR (Financials, Banks)	6,000	45,540
Yandex NV Class A (Information Technology, Internet Software & Services) †	2,550	72,981

		324,895

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Select Fund	11

Security name		Shares	Value

South Africa: 5.34%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †		2,200	$18,194
Impala Platinum Holdings Limited (Materials, Metals & Mining) †		1,300	9,463
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)		3,800	84,064
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)		600	29,875
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)		5,700	82,572
Standard Bank Group Limited (Financials, Banks)		3,500	44,029
Tiger Brands Limited (Consumer Staples, Food Products)		3,500	105,228

			373,425

South Korea: 8.28%
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)		6,500	99,645
KT&G Corporation (Consumer Staples, Tobacco)		1,000	88,891
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)		245	285,180
Samsung Life Insurance Company Limited (Financials, Insurance)		950	103,557
Samsung SDS Company Limited (Information Technology, Technology Hardware, Storage & Peripherals) †		12	2,155

			579,428

Taiwan: 7.77%
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)		21,420	22,500
Media Tek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		4,000	56,943
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)		4,000	29,984
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)		15,100	332,502
Uni-President Enterprises Corporation (Consumer Staples, Food Products)		59,360	101,872

			543,801

Thailand: 4.21%
Bangkok Bank PCL (Financials, Banks)		5,000	31,010
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)		9,500	42,731
PTT PCL (Energy, Oil, Gas & Consumable Fuels)		5,000	56,494
Siam Commercial Bank PCL (Financials, Banks)		16,000	87,197
Thai Beverage PCL (Consumer Staples, Beverages)		130,000	77,551

			294,983

Turkey: 0.75%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages) †		4,500	52,640

United Kingdom: 0.96%
Standard Chartered plc (Financials, Banks)		4,462	67,067

Total Common Stocks (Cost $6,310,094)			6,320,703

	Dividend yield
Preferred Stocks: 1.93%

Brazil: 1.93%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.93%	22,850	134,819

Total Preferred Stocks (Cost $127,606)			134,819

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Select Fund	Portfolio of investments—October 31, 2014

Security name		Shares	Value

Exchange-Traded Funds: 2.04%

United States: 2.04%
iShares MSCI South Korea Capped ETF		1,100	$64,493
iShares MSCI Taiwan ETF «		5,000	78,600

Total Exchange-Traded Funds (Cost $141,015)			143,093

	Yield
Short-Term Investments: 8.70%

Investment Companies: 8.70%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.12%	255,725	255,725
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	352,908	352,908

Total Short-Term Investments (Cost $608,633)			608,633

Total investments in securities (Cost $7,187,348) *	103.00%	7,207,248
Other assets and liabilities, net	(3.00)	(210,144)

Total net assets	100.00%	$6,997,104

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $7,187,348 and unrealized gains (losses) consists of:

Gross unrealized gains	$520,142
Gross unrealized losses	(500,242)

Net unrealized gains	$19,900

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2014	Wells Fargo Advantage Emerging Markets Equity Select Fund	13

Assets
Investments
In unaffiliated securities (including $259,246 of securities loaned), at value (cost $6,578,715)	$6,598,615
In affiliated securities, at value (cost $608,633)	608,633

Total investments, at value (cost $7,187,348)	7,207,248
Foreign currency, at value (cost $64,235)	63,700
Receivable for dividends	5,316
Receivable for securities lending income	91
Receivable from adviser	16,465
Prepaid expenses and other assets	27,964

Total assets	7,320,784

Liabilities
Payable upon receipt of securities loaned	255,725
Payable for investments purchased	6,784
Distribution fees payable	187
Administration fees payable	775
Professional fees payable	46,413
Accrued expenses and other liabilities	13,796

Total liabilities	323,680

Total net assets	$6,997,104

NET ASSETS CONSIST OF
Paid-in capital	$6,923,367
Undistributed net investment income	31,533
Accumulated net realized gains on investments	22,916
Net unrealized gains on investments	19,288

Total net assets	$6,997,104

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$321,597
Shares outstanding – Class A1	31,998
Net asset value per share – Class A	$10.05
Maximum offering price per share – Class A2	$10.66
Net assets – Class C	$278,610
Shares outstanding – Class C1	27,896
Net asset value per share – Class C	$9.99
Net assets – Class R6	$3,354,422
Shares outstanding – Class R6[1]	332,412
Net asset value per share – Class R6	$10.09
Net assets – Administrator Class	$1,525,207
Shares outstanding – Administrator Class[1]	151,507
Net asset value per share – Administrator Class	$10.07
Net assets – Institutional Class	$1,517,268
Shares outstanding – Institutional Class[1]	150,403
Net asset value per share – Institutional Class	$10.09

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Select Fund	Statement of operations—year ended October 31, 2014[1]

Investment income
Dividends (net of foreign withholding taxes of $12,589)	$116,937
Securities lending income, net	928
Income from affiliated securities	268

Total investment income	118,133

Expenses
Advisory fee	55,681
Administration fees
Fund level	2,784
Class A	675
Class C	625
Class R6	692
Administrator Class	1,381
Institutional Class	1,104
Shareholder servicing fees
Class A	649
Class C	601
Administrator Class	3,454
Distribution fees
Class C	1,803
Custody and accounting fees	15,013
Professional fees	64,647
Registration fees	76,162
Shareholder report expenses	35,916
Trustees’ fees and expenses	12,978
Other fees and expenses	10,260

Total expenses	284,425
Less: Fee waivers and/or expense reimbursements	(211,256)

Net expenses	73,169

Net investment income	44,964

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	21,610
Net change in unrealized gains (losses) on investments	19,288

Net realized and unrealized gains (losses) on investments	40,898

Net increase in net assets resulting from operations	$85,862

1.	For the period from November 29, 2013 (commencement of operations) to October 31, 2014

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Equity Select Fund	15

	Year ended October 31, 2014[1]

Operations
Net investment income		$44,964
Net realized gains on investments		21,610
Net change in unrealized gains (losses) on investments		19,288

Net increase in net assets resulting from operations		85,862

Distributions to shareholders from
Net investment income
Class A		(570)
Class C		(414)
Class R6		(4,056)
Administrator Class		(3,679)
Institutional Class		(3,993)

Total distributions to shareholders		(12,712)

Capital share transactions	Shares
Proceeds from shares sold
Class A	33,596	336,929
Class C	28,476	285,482
Class R6	332,002	3,300,000
Administrator Class	151,135	1,511,750
Institutional Class	150,000	1,500,000

		6,934,161

Reinvestment of distributions
Class A	58	570
Class C	42	414
Class R6	410	4,056
Administrator Class	372	3,679
Institutional Class	403	3,993

		12,712

Payment for shares redeemed
Class A	(1,656)	(16,912)
Class C	(622)	(6,007)

		(22,919)

Net increase in net assets resulting from capital share transactions		6,923,954

Total increase in net assets		6,997,104

Net assets
Beginning of period		0

End of period		$6,997,104

Undistributed net investment income		$31,533

1.	For the period from November 29, 2013 (commencement of operations) to October 31, 2014

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS A	Year ended October 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment income	0.04
Net realized and unrealized gains on investments	0.03

Total from investment operations	0.07
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$10.05
Total return[2]	0.73%
Ratios to average net assets (annualized)
Gross expenses	5.49%
Net expenses	1.65%
Net investment income	0.46%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$322

1.	For the period from November 29, 2013 (commencement of class operations) to October 31, 2014

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Select Fund	17

(For a share outstanding throughout the period)

CLASS C	Year ended October 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.02)
Net realized and unrealized gains on investments	0.03

Total from investment operations	0.01
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$9.99
Total return[2]	0.07%
Ratios to average net assets (annualized)
Gross expenses	6.25%
Net expenses	2.40%
Net investment loss	(0.30)%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$279

1. For the period from November 29, 2013 (commencement of class operations) to October 31, 2014

2. Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment income	0.09 [2]
Net realized and unrealized gains on investments	0.03

Total from investment operations	0.12
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$10.09
Total return[3]	1.18%
Ratios to average net assets (annualized)
Gross expenses	4.81%
Net expenses	1.15%
Net investment income	0.99%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$3,354

1.	For the period from November 29, 2013 (commencement of class operations) to October 31, 2014

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Select Fund	19

(For a share outstanding throughout each period)

ADMINISTRATOR CLASS	Year ended October 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment income	0.06
Net realized and unrealized gains on investments	0.03

Total from investment operations	0.09
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$10.07
Total return[2]	0.95%
Ratios to average net assets (annualized)
Gross expenses	5.36%
Net expenses	1.45%
Net investment income	0.66%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$1,525

1.	For the period from November 29, 2013 (commencement of class operations) to October 31, 2014

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout each period)

INSTITUTIONAL CLASS	Year ended October 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment income	0.08
Net realized and unrealized gains on investments	0.04

Total from investment operations	0.12
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$10.09
Total return[2]	1.17%
Ratios to average net assets (annualized)
Gross expenses	5.09%
Net expenses	1.20%
Net investment income	0.91%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$1,517

1.	For the period from November 29, 2013 (commencement of class operations) to October 31, 2014

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Select Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Emerging Markets Equity Select Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Select Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2013, the year the Fund commenced operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(587)	$(719)	$1,306

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Advantage Emerging Markets Equity Select Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$50,375	$0	$0	$50,375
Brazil	703,634	0	0	703,634
Chile	108,674	0	0	108,674
China	1,141,170	0	0	1,141,170
Colombia	56,570	0	0	56,570
Hong Kong	338,860	0	0	338,860
India	427,941	0	0	427,941
Indonesia	146,300	0	0	146,300
Malaysia	119,436	0	0	119,436
Mexico	884,429	0	0	884,429
Peru	25,760	0	0	25,760
Philippines	81,315	0	0	81,315
Russia	268,581	56,314	0	324,895
South Africa	373,425	0	0	373,425
South Korea	579,428	0	0	579,428
Taiwan	543,801	0	0	543,801
Thailand	294,983	0	0	294,983
Turkey	52,640	0	0	52,640
United Kingdom	67,067	0	0	67,067

Preferred stocks
Brazil	134,819	0	0	134,819

Exchange-traded funds
United States	143,093	0	0	143,093

Short-term investments
Investment companies	352,908	255,725	0	608,633
Total assets	$6,895,209	$312,039	$0	$7,207,248

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.00% and declining to 0.90% as the average daily net assets of the Fund increase. For the period from November 29, 2013 to October 31, 2014, the advisory fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.60% and declining to 0.425% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Select Fund	25

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.15% for Class R6 shares, 1.45% for Administrator Class shares, and 1.20% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Fund Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the period from November 29, 2013 to October 31, 2014, Funds Distributor received $294 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from November 29, 2013 to October 31, 2014 were $7,210,199 and $655,695, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the period from November 29, 2013 to October 31, 2014, the Fund paid $11 in commitment fees.

For the period from November 29, 2013 to October 31, 2014, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Advantage Emerging Markets Equity Select Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $12,712 of ordinary income for the period from November 29, 2013 to October 31, 2014.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$54,449	$19,288

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On December 11, 2014, the Fund declared distributions from short-term capital gains to shareholders of record on December 10, 2014. The per share amounts payable on December 12, 2014 were as follows:

Short-term capital gains
Class A	$0.02623
Class C	0.02623
Class R6	0.02623
Administrator Class	0.02623
Institutional Class	0.02623

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Select Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Select Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from November 29, 2013 (commencement of fund operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Select Fund as of October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 29, 2013 (commencement of fund operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

28	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $12,712 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010***	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Select Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Adviser utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person meeting of the Board held on August 13-14, 2013, including how such accounts performed in relation to the Fund’s

32	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to, lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups, except for Class A, the Management Rate of which was higher than its expense Group. However, the Board noted that the net operating expense ratio for Class A was equal to the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Emerging Markets Equity Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229603 12-14 A266/AR266 10-14

Wells Fargo Advantage

Global Opportunities Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero.

Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Global Opportunities Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in Europe and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The U.S. stock market outperformed most international markets; the S&P 500 Index1, a proxy for U.S. large-cap stocks, ended the period with a 17.27% gain, while the MSCI EAFE Index (Net)2, a proxy for international developed markets, ended the period with a 0.60% loss.

Major central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015.

In June 2014, the European Central Bank (ECB) announced a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank. In September, the ECB cut its key rate to a historic low of 0.05% and increased its negative interest rate. In Japan, the Bank of Japan (BoJ) maintained an aggressive monetary program aimed at combating deflation by doubling the bank’s asset base over two years; on the last day of the reporting period, the BoJ surprised observers by increasing its asset purchases.

The backdrop of a challenging geopolitical situation and slowing global growth caused significant volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Market volatility increased toward the end of the reporting period as renewed fears of slowing global growth took hold and investors began to price in expectations that the FOMC was finally looking to raise short-tem interest rates. Economic news out of Europe trended lower for most of 2014. Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors. Returns in Asia were dampened by a sluggish Japanese economy as well as a late-period decline in the yen. Among countries in the MSCI EAFE, most of the major markets—such as

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Opportunities Fund	3

Japan, Germany, and France—ended the period with losses. By contrast, U.S. economic news remained favorable; gross domestic product annualized growth was at least 3.5% in three of the past four quarters, pushing the U.S. stock market to a solid gain.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA

Oleg Makhorine

Bryant VanCronkhite, CFA, CPA

Robert Rifkin, CFA1

Average annual total returns2 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EKGAX)	3-16-1988	(3.80)	10.75	8.83	2.07	12.07	9.48	1.60	1.56
Class B (EKGBX)*	2-1-1993	(3.71)	10.96	8.92	1.29	11.22	8.92	2.35	2.31
Class C (EKGCX)	2-1-1993	0.32	11.23	8.67	1.32	11.23	8.67	2.35	2.31
Administrator Class (EKGYX)	1-13-1997	–	–	–	2.22	12.28	9.73	1.44	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	2.48	12.52	9.85	1.17	1.16
S&P Developed SmallCap Index[5]	–	–	–	–	5.42	13.96	9.03	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk, regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	5

Growth of $10,000 investment[6] as of October 31, 2014

1.	Effective December 1, 2014, Robert Rifkin became a portfolio manager of the Fund.

2.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

4.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is comprised of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2014, primarily due to unfavorable stock selection.

■	Stock selection in the industrials, energy, and consumer staples sectors contributed to relative performance. However, this outperformance was more than offset by weakness in the consumer discretionary, financials, and health care sectors.

■	Geographically, stock selection was strongest in the U.S. and weakest in the U.K., Canada, and Japan.

The past year was full of mixed economic data and political unrest.

The first half of the 12-month period was dominated by the conflict in Ukraine, which continued to make headlines through September even though its effect on the market lessened. Within the U.S., economic news was dominated by the tapering (or reduction) of the U.S. Federal Reserve’s bond-buying program (also known as quantitative easing) and the uncertainty of how investors would react once that lifeline was removed. By the end of the reporting period, even as quantitative easing came to an end in the U.S., expectations increased for further accommodative monetary policy in Europe and Japan. Despite the various negative headlines and increased volatility in the final months of the reporting period, equity markets proved resilient.

Ten largest equity holdings[7] (%) as of October 31, 2014
Krispy Kreme Doughnuts Incorporated	1.79
First Citizens BancShares Corporation Class A	1.68
Simpson Manufacturing Company Incorporated	1.66
Mueller Industries Incorporated	1.61
TreeHouse Foods Incorporated	1.57
ACI Worldwide Incorporated	1.55
Denny’s Corporation	1.53
GSI Group Incorporated	1.52
WD-40 Company	1.51
Franklin Electric Company Incorporated	1.51

Stock selection in the consumer discretionary, financials, and health care sectors detracted from performance during the period. Consumer discretionary was negatively affected by our positions in Perform Group plc, a U.K.-based provider of sports-related websites, and Sollers OJSC, a Russian-based car manufacturer. Shares of Perform came under pressure following a profit warning late in 2013. Although we exited Perform after the shares surged following an offer to acquire the company, the stock nonetheless detracted from results during the Fund’s fiscal year. Sollers underperformed the market during the period as volumes weakened in its domestic market due to the ongoing crisis in the region. Underperformance in financials was largely attributed to our positions in Credit Saison Company Limited, a

Japanese finance company that we no longer hold; Jupiter Fund Management plc, a U.K.-based asset manager; and Kiwoom Securities Company Limited, a Korean provider of online brokerage services. In the health care sector, while the Fund’s positions in Thoratec Corporation, which we no longer hold, and Gerresheimer AG contributed to weakness, the bulk of the relative underperformance resulted from a lack of exposure to the biotechnology industry.

The portfolio benefited from strong stock selection in the industrials, energy, and consumer staples sectors. In the industrials sector, outperformance was broad-based but primary contributors included Douglas Dynamics Incorporated, a provider of snowplow equipment, and Sinotrans Limited, a provider of logistic services. Subsequent to a solid 2013–2014 snow season in North America, demand for snowplows was robust during the critical summer buying season. As a result, Douglas raised its forecasted earnings for its fiscal year. Douglas’ financial flexibility grew quicker than investors had expected, leading to a higher share price. Outperformance in energy was heavily influenced by the Fund’s positions in Norwegian energy infrastructure provider Hoegh LNG Holdings Limited ASA and U.S.-based onshore oil and gas provider Penn Virginia Corporation. Penn Virginia did an excellent job accumulating productive assets in Texas’ Eagle Ford shale. In February 2014, Penn Virginia released solid well results from its Eagle Ford acreage. The company also guided investors to expect strong production growth in the near term. Given the strength of Penn Virginia’s stock price, we took the opportunity to eliminate the position. Hoegh LNG appreciated meaningfully during the quarter as it successfully listed its Hoegh LNG Partners unit, unlocking the value of some of its assets. We used the opportunity to reduce our exposure.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	7

Sector distribution[8] as of October 31, 2014

Strength in the consumer staples sector primarily was driven by TreeHouse Foods Incorporated and Nutreco NV. TreeHouse Foods, a leading manufacturer of private-label foods, has used acquisitions to bolster its product portfolio. Recent entries into powdered drinks and single-serve coffee leveraged the company’s operating structure and contributed to organic growth and profitability. Nutreco, a Dutch-based provider of animal nutrition and fish feed, outperformed after it received a buyout offer.

We will continue to do what we always strive to do—attempt to protect our investors from risk that they are not properly compensated for taking.

Our investment philosophy focuses on company-specific factors rather than on headline-dominating macroeconomic events. We believe that it would be imprudent to allocate investor capital based on speculation about global political questions or concerns over the debate on monetary policy. Instead, we analyze each potential investment on the merits of that company’s competitive advantages, the fundamentals of its business model, and our estimate of the underlying value of its business compared with its market value.

We will continue to allow our well-defined, repeatable process to guide us through any volatility, with the expectation that it should result in above-average risk-adjusted returns compared to the benchmark over a full investment cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$972.35	$7.71	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Class B
Actual	$1,000.00	$968.66	$11.41	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Class C
Actual	$1,000.00	$968.82	$11.41	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Administrator Class
Actual	$1,000.00	$973.16	$6.96	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$974.48	$5.67	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Global Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 93.44%

Australia: 0.68%
Super Cheap Auto Group Limited (Consumer Discretionary, Specialty Retail)	187,153	$1,207,211
Tiger Resources Limited (Materials, Metals & Mining) †«	3,029,758	693,208

		1,900,419

Canada: 3.52%
Capstone Mining Corporation (Materials, Metals & Mining) †	453,355	848,746
Cott Corporation (Consumer Staples, Beverages)	222,200	1,348,754
Cott Corporation - Canadian Exchange (Consumer Staples, Beverages)	192,837	1,168,605
GSI Group Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	331,571	4,260,687
MBAC Fertilizer Corporation - Legend Shares (Materials, Chemicals) (i)	84,000	9,689
Surge Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) «	289,981	1,608,075
Transglobe Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	141,248	612,841

		9,857,397

Denmark: 0.89%
DSV AS (Industrials, Road & Rail)	23,888	714,287
Jyske Bank AS (Financials, Banks) †	32,767	1,765,374

		2,479,661

France: 3.88%
ALTEN SA (Information Technology, IT Services)	72,494	3,099,661
Eutelsat Communications SA (Consumer Discretionary, Media)	63,770	2,066,560
M6 Metropole Television SA (Consumer Discretionary, Media)	72,968	1,262,327
Mersen SA (Industrials, Electrical Equipment)	61,675	1,483,930
Teleperformance SA (Industrials, Professional Services)	46,766	2,945,478

		10,857,956

Germany: 3.37%
Amadeus Fire AG (Industrials, Professional Services)	14,723	1,043,539
Bilfinger SE (Industrials, Commercial Services & Supplies)	8,136	524,769
Deutsche Wohnen AG (Financials, Real Estate Management & Development)	78,014	1,757,783
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	40,158	2,231,618
Hochtief AG (Industrials, Construction & Engineering)	25,214	1,863,903
Kion Group AG (Industrials, Machinery) «	28,850	1,049,171
TOM TAILOR Holding AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	68,638	961,633

		9,432,416

Hong Kong: 0.98%
Luk Fook Holdings International Limited (Consumer Discretionary, Specialty Retail)	230,000	686,576
Sunlight REIT (Financials, REITs)	4,734,000	2,057,159

		2,743,735

Italy: 1.86%
Beni Stabili SpA (Financials, REITs)	2,032,734	1,399,753
Credito Emiliano SpA (Financials, Banks)	154,070	1,184,502
Davide Campari-Milano SpA (Consumer Staples, Beverages)	272,335	1,957,222
Salvatore Ferragamo SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	27,994	660,920

		5,202,397

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2014

Security name	Shares	Value

Japan: 7.76%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	84,700	$2,044,262
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	147,500	1,122,746
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	103,600	1,507,077
Chiba Bank Limited (Financials, Banks)	216,000	1,503,779
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	42,400	1,672,219
Hitachi Chemical Company Limited (Materials, Chemicals)	97,300	1,678,766
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	83,500	1,613,875
Nissin Kogyo Company Limited (Consumer Discretionary, Auto Components)	112,430	1,689,578
ORIX JREIT Incorporated (Financials, REITs)	1,748	2,303,174
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	367,000	1,970,185
Taikisha Limited (Industrials, Construction & Engineering)	50,800	1,108,035
Tokyo Ohka Kogyo Company Limited (Materials, Chemicals)	61,955	1,718,138
Toshiba Machine Company Limited (Industrials, Machinery)	463,263	1,802,323

		21,734,157

Netherlands: 2.40%
Arcadis NV (Industrials, Construction & Engineering)	54,464	1,673,870
BinckBank NV (Financials, Capital Markets) «	151,355	1,498,587
Brunel International NV (Industrials, Professional Services)	29,952	672,240
Nutreco NV (Consumer Staples, Food Products)	27,778	1,390,834
USG People NV (Industrials, Professional Services)	148,982	1,491,708

		6,727,239

Norway: 1.63%
Atea ASA (Information Technology, IT Services) «	198,319	2,168,441
Hoegh LNG Holdings Limited ASA (Energy, Oil, Gas & Consumable Fuels) †«	41,701	537,882
SpareBank 1 SR Bank ASA (Financials, Banks)	215,103	1,849,676

		4,555,999

Portugal: 0.31%
Banco BPI SA (Financials, Banks) †«	450,896	882,028

Russia: 0.26%
Sollers OJSC (Consumer Discretionary, Automobiles) (a)	73,627	719,493

South Korea: 1.30%
BS Financial Group Incorporated (Financials, Banks)	123,420	1,922,790
Hy-Lok Corporation (Industrials, Machinery)	41,277	1,125,845
Kiwoom Securities Company Limited (Financials, Capital Markets)	13,666	579,897

		3,628,532

Spain: 1.58%
Almirall SA (Health Care, Pharmaceuticals) †	110,251	1,809,910
Merlin Properties Socimi SA (Financials, REITs) †	135,018	1,598,919
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	175,248	1,027,784

		4,436,613

Sweden: 0.24%
Avanza Bank Holding AB (Financials, Capital Markets)	20,982	666,330

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Global Opportunities Fund	11

Security name	Shares	Value

Switzerland: 1.39%
Aryzta AG (Consumer Staples, Food Products)	12,349	$1,050,528
Dufry AG (Consumer Discretionary, Specialty Retail) †	12,669	1,823,683
Kuoni Reisen Holding AG (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,775	1,027,958

		3,902,169

Taiwan: 0.32%
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	633,000	892,795

United Kingdom: 10.54%
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	230,831	3,109,173
Cambian Group plc (Health Care, Health Care Providers & Services) †	517,297	1,874,333
Catlin Group Limited (Financials, Insurance)	280,183	2,404,641
Consort Medical plc (Health Care, Health Care Equipment & Supplies) «	113,369	1,305,766
Consort Medical plc - London Exchange (Health Care, Health Care Equipment & Supplies) †	70,855	824,598
Debenhams plc (Consumer Discretionary, Multiline Retail)	2,064,583	2,143,462
Devro plc (Consumer Staples, Food Products)	166,368	726,559
Enquest plc (Energy, Oil, Gas & Consumable Fuels) †	884,261	981,700
IMI plc (Industrials, Machinery)	56,940	1,113,083
Jupiter Fund Management plc (Financials, Capital Markets)	447,308	2,558,838
Keller Group plc (Industrials, Construction & Engineering)	78,060	1,041,438
Mears Group plc (Industrials, Commercial Services & Supplies)	120,246	850,221
Morgan Advanced Materials plc (Industrials, Machinery)	409,567	1,850,896
Oxford Instruments plc (Information Technology, Electronic Equipment, Instruments & Components)	100,424	1,735,002
Pace plc (Consumer Discretionary, Household Durables)	228,232	1,265,081
Savills plc (Financials, Real Estate Management & Development)	173,444	1,786,832
SIG plc (Industrials, Trading Companies & Distributors)	557,461	1,305,552
Stock Spirits Group plc (Consumer Staples, Beverages)	265,507	1,295,432
Taylor Wimpey plc (Consumer Discretionary, Household Durables)	706,390	1,337,935

		29,510,542

United States: 50.53%
A. Schulman Incorporated (Materials, Chemicals)	99,011	3,505,980
A.H. Belo Corporation Class A (Consumer Discretionary, Media)	29,711	341,974
ACCO Brands Corporation (Industrials, Commercial Services & Supplies) †	92,600	762,098
ACI Worldwide Incorporated (Information Technology, Software) †	225,400	4,336,696
Acxiom Corporation (Information Technology, IT Services) †	83,900	1,580,676
Analogic Corporation (Health Care, Health Care Equipment & Supplies)	28,324	2,065,953
Atwood Oceanics Incorporated (Energy, Energy Equipment & Services) †	41,900	1,703,235
Bio-Rad Laboratories Incorporated Class A (Health Care, Life Sciences Tools & Services) †	14,361	1,620,208
Blyth Incorporated (Consumer Discretionary, Household Durables) «	85,100	713,989
Brown & Brown Incorporated (Financials, Insurance)	121,722	3,878,063
CARBO Ceramics Incorporated (Energy, Energy Equipment & Services) «	30,100	1,555,267
Christopher & Banks Corporation (Consumer Discretionary, Specialty Retail) †	172,028	1,123,343
Clean Harbors Incorporated (Industrials, Commercial Services & Supplies) †	50,600	2,511,278
Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	115,940	1,372,730
Courier Corporation (Industrials, Commercial Services & Supplies)	89,334	1,212,262
Covance Incorporated (Health Care, Life Sciences Tools & Services) †	26,200	2,093,380
Delta Apparel Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	102,600	1,077,300
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	498,260	4,295,001

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2014

Security name		Shares	Value

United States (continued)
Dixie Group Incorporated (Consumer Discretionary, Household Durables) †		178,671	$1,407,927
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		142,757	1,451,282
Douglas Dynamics Incorporated (Industrials, Machinery)		147,702	3,061,862
DST Systems Incorporated (Information Technology, IT Services)		25,256	2,433,416
First Citizens BancShares Corporation Class A (Financials, Banks)		18,696	4,696,622
Forward Air Corporation (Industrials, Air Freight & Logistics)		78,721	3,768,374
Franklin Electric Company Incorporated (Industrials, Electrical Equipment)		112,862	4,214,267
Guess? Incorporated (Consumer Discretionary, Specialty Retail)		98,900	2,192,613
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †		87,500	3,300,500
ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †		28,169	1,997,182
Imation Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †		485,688	1,423,066
Innospec Incorporated (Materials, Chemicals)		99,205	4,004,906
Ixia Corporation (Information Technology, Communications Equipment) †		117,600	1,132,488
Kadant Incorporated (Industrials, Machinery)		93,676	3,872,566
Knowles Corporation (Information Technology, Electronic Equipment, Instruments & Components) †		143,400	2,790,564
Krispy Kreme Doughnuts Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †		264,400	5,002,448
Liberty Tax Incorporated (Consumer Discretionary, Diversified Consumer Services) †«		85,700	3,247,173
Matthews International Corporation Class A (Industrials, Commercial Services & Supplies)		66,740	3,075,379
Mueller Industries Incorporated (Industrials, Machinery)		139,000	4,511,940
Neenah Paper Incorporated (Materials, Paper & Forest Products)		55,650	3,395,207
Pier 1 Imports Incorporated (Consumer Discretionary, Specialty Retail)		107,700	1,389,330
ProAssurance Corporation (Financials, Insurance)		56,900	2,661,782
Progress Software Corporation (Information Technology, Software) †		83,400	2,160,060
Quanex Building Products Corporation (Industrials, Building Products)		103,689	2,075,854
Schweitzer-Mauduit International Incorporated (Materials, Paper & Forest Products)		87,500	3,767,750
Simpson Manufacturing Company Incorporated (Industrials, Building Products)		140,816	4,658,193
Steel Excel Incorporated (Energy, Energy Equipment & Services) †		93,134	2,840,587
Steris Corporation (Health Care, Health Care Equipment & Supplies)		55,700	3,442,260
Stone Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †		75,864	1,858,668
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		51,600	4,394,772
UMB Financial Corporation (Financials, Banks)		45,700	2,722,806
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components)		219,490	2,965,310
WD-40 Company (Consumer Staples, Household Products)		55,216	4,233,411
West Pharmaceutical Services Incorporated (Health Care, Health Care Equipment & Supplies)		52,400	2,685,500
Westwood Holdings Group Incorporated (Financials, Capital Markets)		43,050	2,905,876

			141,491,374

Total Common Stocks (Cost $237,386,798)			261,621,252

Exchange-Traded Funds: 0.67%

United States: 0.67%
iShares MSCI EAFE Small Cap Index Fund «		38,514	1,869,470

Total Exchange-Traded Funds (Cost $1,994,107)			1,869,470

	Dividend yield
Preferred Stocks: 0.60%

Germany: 0.60%
Draegerwerk AG & Company KGAA (Health Care, Health Care Equipment & Supplies) «	1.17%	17,353	1,688,570

Total Preferred Stocks (Cost $1,828,323)			1,688,570

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Global Opportunities Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 8.36%

Investment Companies: 8.36%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.12%	9,970,290	$9,970,290
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	13,442,114	13,442,114

Total Short-Term Investments (Cost $23,412,404)			23,412,404

Total investments in securities (Cost $264,621,632) *	103.07%	288,591,696
Other assets and liabilities, net	(3.07)	(8,584,944)

Total net assets	100.00%	$280,006,752

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $266,090,117 and unrealized gains (losses) consists of:

Gross unrealized gains	$42,728,270
Gross unrealized losses	(20,226,691)

Net unrealized gains	$22,501,579

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Opportunities Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities (including $9,529,344 of securities loaned), at value (cost $241,209,228)	$265,179,292
In affiliated securities, at value (cost $23,412,404)	23,412,404

Total investments, at value (cost $264,621,632)	288,591,696
Foreign currency, at value (cost $373,026)	362,080
Receivable for investments sold	2,589,959
Receivable for Fund shares sold	222,802
Receivable for dividends	391,896
Receivable for securities lending income	21,555
Unrealized gains on forward foreign currency contracts	343,825
Prepaid expenses and other assets	14,653

Total assets	292,538,466

Liabilities
Payable for investments purchased	1,309,534
Payable for Fund shares redeemed	658,759
Unrealized losses on forward foreign currency contracts	118,929
Payable upon receipt of securities loaned	9,970,290
Advisory fee payable	216,823
Distribution fees payable	35,326
Administration fees payable	67,916
Accrued expenses and other liabilities	154,137

Total liabilities	12,531,714

Total net assets	$280,006,752

NET ASSETS CONSIST OF
Paid-in capital	$214,605,887
Accumulated net investment loss	(57,884)
Accumulated net realized gains on investments	41,283,654
Net unrealized gains on investments	24,175,095

Total net assets	$280,006,752

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$167,165,871
Shares outstanding – Class A1	3,864,088
Net asset value per share – Class A	$43.26
Maximum offering price per share – Class A2	$45.90
Net assets – Class B	$11,799,287
Shares outstanding – Class B1	340,806
Net asset value per share – Class B	$34.62
Net assets – Class C	$41,791,713
Shares outstanding – Class C1	1,201,017
Net asset value per share – Class C	$34.80
Net assets – Administrator Class	$53,966,317
Shares outstanding – Administrator Class[1]	1,209,927
Net asset value per share – Administrator Class	$44.60
Net assets – Institutional Class	$5,283,564
Shares outstanding – Institutional Class[1]	118,275
Net asset value per share – Institutional Class	$44.67

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Global Opportunities Fund	15

Investment income
Dividends (net of foreign withholding taxes of $344,704)	$4,685,060
Securities lending income, net	161,722
Income from affiliated securities	8,337

Total investment income	4,855,119

Expenses
Advisory fee	2,707,251
Administration fees
Fund level	150,403
Class A	470,343
Class B	41,424
Class C	116,671
Administrator Class	56,363
Institutional Class	2,188
Shareholder servicing fees
Class A	452,253
Class B	39,626
Class C	112,183
Administrator Class	138,845
Distribution fees
Class B	119,492
Class C	336,550
Custody and accounting fees	127,856
Professional fees	51,967
Registration fees	74,795
Shareholder report expenses	53,957
Trustees’ fees and expenses	9,113
Other fees and expenses	25,452

Total expenses	5,086,732
Less: Fee waivers and/or expense reimbursements	(65,358)

Net expenses	5,021,374

Net investment loss	(166,255)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	42,929,256
Forward foreign currency contract transactions	128,986

Net realized gains on investments	43,058,242

Net change in unrealized gains (losses) on:
Unaffiliated securities	(36,978,518)
Forward foreign currency contract transactions	288,287

Net change in unrealized gains (losses) on investments	(36,690,231)

Net realized and unrealized gains (losses) on investments	6,368,011

Net increase in net assets resulting from operations	$6,201,756

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income (loss)		$(166,255)		$795,129
Net realized gains on investments		43,058,242		27,401,708
Net change in unrealized gains (losses) on investments		(36,690,231)		42,631,128

Net increase in net assets resulting from operations		6,201,756		70,827,965

Distributions to shareholders from
Net investment income
Class A		(1,289,731)		(1,067,960)
Class C		(17,006)		0
Administrator Class		(475,665)		(373,726)
Institutional Class		(23,151)		(14,154)

Total distributions to shareholders		(1,805,553)		(1,455,840)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	339,559	14,931,283	484,022	17,866,296
Class B	4,025	140,530	4,112	121,376
Class C	55,031	1,941,771	155,555	4,623,064
Administrator Class	300,922	13,658,466	377,643	14,366,714
Institutional Class	87,544	4,024,855	19,455	761,308

		34,696,905		37,738,758

Reinvestment of distributions
Class A	27,164	1,188,435	28,779	974,154
Class C	392	13,875	0	0
Administrator Class	9,728	438,256	9,897	344,916
Institutional Class	514	23,151	383	13,316

		1,663,717		1,332,386

Payment for shares redeemed
Class A	(761,396)	(33,410,938)	(969,493)	(35,467,108)
Class B	(232,231)	(8,230,660)	(231,830)	(6,863,585)
Class C	(152,969)	(5,417,774)	(269,508)	(7,957,078)
Administrator Class	(292,897)	(13,293,051)	(492,106)	(18,398,520)
Institutional Class	(18,605)	(837,713)	(7,895)	(306,596)

		(61,190,136)		(68,992,887)

Net decrease in net assets resulting from capital share transactions		(24,829,514)		(29,921,743)

Total increase (decrease) in net assets		(20,433,311)		39,450,382

Net assets
Beginning of period		300,440,063		260,989,681

End of period		$280,006,752		$300,440,063

Undistributed (accumulated) net investment income (loss)		$(57,884)		$1,849,095

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$42.68	$33.17	$30.14	$31.91	$24.96
Net investment income	0.03 [2]	0.16 [2]	0.20 [2]	0.12 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	0.86	9.58	2.87	(1.89)	6.99

Total from investment operations	0.89	9.74	3.07	(1.77)	7.06
Distributions to shareholders from
Net investment income	(0.31)	(0.23)	(0.04)	0.00	(0.11)
Net asset value, end of period	$43.26	$42.68	$33.17	$30.14	$31.91
Total return[3]	2.07%	29.50%	10.24%	(5.55)%	28.41%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.59%	1.55%	1.55%	1.66%
Net expenses	1.55%	1.55%	1.54%	1.53%	1.63%
Net investment income	0.06%	0.43%	0.65%	0.34%	0.25%
Supplemental data
Portfolio turnover rate	66%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$167,166	$181,764	$156,433	$174,937	$212,729

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$34.18	$26.58	$24.30	$25.92	$20.33
Net investment loss	(0.25)[2]	(0.09)[2]	(0.03)[2]	(0.12)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	0.69	7.69	2.31	(1.50)	5.70

Total from investment operations	0.44	7.60	2.28	(1.62)	5.59
Net asset value, end of period	$34.62	$34.18	$26.58	$24.30	$25.92
Total return[3]	1.29%	28.54%	9.42%	(6.25)%	27.43%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.34%	2.30%	2.30%	2.41%
Net expenses	2.30%	2.30%	2.29%	2.28%	2.38%
Net investment loss	(0.71)%	(0.32)%	(0.10)%	(0.43)%	(0.49)%
Supplemental data
Portfolio turnover rate	66%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$11,799	$19,446	$21,181	$26,598	$37,752

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$34.36	$26.73	$24.43	$26.05	$20.44
Net investment loss	(0.24)[2]	(0.09)[2]	(0.03)[2]	(0.11)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	0.69	7.72	2.33	(1.51)	5.72

Total from investment operations	0.45	7.63	2.30	(1.62)	5.61
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$34.80	$34.36	$26.73	$24.43	$26.05
Total return[3]	1.32%	28.54%	9.41%	(6.25)%	27.43%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.34%	2.30%	2.30%	2.41%
Net expenses	2.30%	2.30%	2.29%	2.28%	2.38%
Net investment loss	(0.69)%	(0.31)%	(0.11)%	(0.41)%	(0.50)%
Supplemental data
Portfolio turnover rate	66%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$41,792	$44,618	$37,753	$45,135	$52,866

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$44.00	$34.21	$31.10	$32.92	$25.73
Net investment income	0.09	0.22 [2]	0.26 [2]	0.15	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.90	9.86	2.96	(1.93)	7.23

Total from investment operations	0.99	10.08	3.22	(1.78)	7.37
Distributions to shareholders from
Net investment income	(0.39)	(0.29)	(0.11)	(0.04)	(0.18)
Net asset value, end of period	$44.60	$44.00	$34.21	$31.10	$32.92
Total return	2.22%	29.73%	10.44%	(5.39)%	28.77%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.42%	1.38%	1.37%	1.43%
Net expenses	1.40%	1.40%	1.38%	1.36%	1.40%
Net investment income	0.22%	0.58%	0.81%	0.53%	0.49%
Supplemental data
Portfolio turnover rate	66%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$53,966	$52,461	$44,360	$49,860	$46,106

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$44.05	$34.25	$31.18	$32.94	$28.37
Net investment income	0.15	0.32 [2]	0.36 [2]	0.25	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.96	9.86	2.93	(1.94)	4.53

Total from investment operations	1.11	10.18	3.29	(1.69)	4.57
Distributions to shareholders from
Net investment income	(0.49)	(0.38)	(0.22)	(0.07)	0.00
Net asset value, end of period	$44.67	$44.05	$34.25	$31.18	$32.94
Total return[3]	2.48%	30.06%	10.70%	(5.15)%	16.11%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.16%	1.12%	1.08%	1.22%
Net expenses	1.14%	1.15%	1.12%	1.08%	1.15%
Net investment income	0.47%	0.83%	1.13%	1.18%	0.53%
Supplemental data
Portfolio turnover rate	66%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$5,284	$2,151	$1,263	$1,486	$12

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$64,829	$(64,829)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Australia	$1,900,419	$0	$0	$1,900,419
Canada	9,857,397	0	0	9,857,397
Denmark	2,479,661	0	0	2,479,661
France	10,857,956	0	0	10,857,956
Germany	9,432,416	0	0	9,432,416
Hong Kong	2,743,735	0	0	2,743,735
Italy	5,202,397	0	0	5,202,397
Japan	21,734,157	0	0	21,734,157
Netherlands	6,727,239	0	0	6,727,239
Norway	4,555,999	0	0	4,555,999
Portugal	882,028	0	0	882,028
Russia	0	719,493	0	719,493
South Korea	3,628,532	0	0	3,628,532
Spain	4,436,613	0	0	4,436,613
Sweden	666,330	0	0	666,330
Switzerland	3,902,169	0	0	3,902,169
Taiwan	892,795	0	0	892,795
United Kingdom	29,510,542	0	0	29,510,542
United States	141,491,374	0	0	141,491,374

Exchange-traded funds
United States	1,869,470	0	0	1,869,470

Preferred stocks
Germany	1,688,570	0	0	1,688,570

Short-term investments
Investment companies	13,442,114	9,970,290	0	23,412,404
	277,901,913	10,689,783	0	288,591,696
Forward foreign currency contracts	0	343,825	0	343,825
Total assets	$277,901,913	$11,033,608	$0	$288,935,521
Liabilities
Forward foreign currency contracts	0	118,929	0	118,929
Total liabilities	$0	$118,929	$0	$118,929

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

26	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.90% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2014, Funds Distributor received $7,373 from the sale of Class A shares and $258 and $824 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $189,332,067 and $216,419,883, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	27

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized losses
12-11-2014	JPMorgan	400,000,000	JPY	$3,562,295	$3,681,224	$(118,929)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains
12-11-2014	JPMorgan	400,000,000	JPY	$3,562,295	$3,906,120	$343,825

The Fund had average contract amounts of $432,792 and $4,116,864 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	JPMorgan	$343,825*	$(118,929)	$0	$224,896
*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	JPMorgan	$118,929**	$(118,929)	$0	$0
**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $570 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

28	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,805,553 and $1,455,840 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,467,365	$33,236,544	$22,706,610

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On December 11, 2014, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 10, 2014. The per share amounts payable on December 12, 2014 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$1.47026	$5.26702
Class B	1.47026	5.26702
Class C	1.47026	5.26702
Administrator Class	1.47026	5.26702
Institutional Class	1.47026	5.26702

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Global Opportunities Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global Opportunities Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

30	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 58.46% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,805,497 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

32	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Global Opportunities Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except for the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the S&P Developed SmallCap Index, for all periods under review except for the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for the one-, three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period noting the recent outperformance of the Fund relative to its benchmark. The Board noted that the Fund underwent a portfolio manager change in 2012. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	35

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Global Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229604 12-14 A239/AR239 10-14

Wells Fargo Advantage
International Equity Fund

Annual Report

October 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee (FOMC)— the Fed’s monetary policymaking body—kept its key interest rate near zero.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage International Equity Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in Europe and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The U.S. stock market outperformed most international markets; the S&P 500 Index1, a proxy for U.S. large-cap stocks, ended the period with a 17.27% gain, while the MSCI EAFE Index (Net)2, a proxy for international developed markets, ended the period with a 0.60% loss.

Major central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015.

In June 2014, the European Central Bank (ECB) announced a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank. In September, the ECB cut its key rate to a historic low of 0.05% and increased its negative interest rate. In Japan, the Bank of Japan (BoJ) maintained an aggressive monetary program aimed at combating deflation by doubling the bank’s asset base over two years; on the last day of the reporting period, the BoJ surprised observers by increasing its asset purchases.

The backdrop of a challenging geopolitical situation and slowing global growth caused significant volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Equity Fund	3

Market volatility increased toward the end of the reporting period as renewed fears of slowing global growth took hold and investors began to price in expectations that the FOMC was finally looking to raise short-term interest rates. Economic news out of Europe trended lower for most of 2014. Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors. Returns in Asia were dampened by a sluggish Japanese economy as well as a late-period decline in the yen. Among countries in the MSCI EAFE, most of the major markets—such as Japan, Germany, and France—ended the period with losses. By contrast, U.S. economic news remained favorable; gross domestic product annualized growth was at least 3.5% in three of the past four quarters, pushing the U.S. stock market to a solid gain.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors.

4	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	(9.30)	5.13	3.95	(3.77)	6.38	4.57	1.56	1.09
Class B (WFEBX)*	9-6-1979	(9.19)	5.27	4.05	(4.48)	5.59	4.05	2.31	1.84
Class C (WFEFX)	3-6-1998	(5.49)	5.60	3.80	(4.49)	5.60	3.80	2.31	1.84
Class R (WFERX)	10-10-2003	–	–	–	(4.00)	6.11	4.32	1.81	1.34
Administrator Class (WFEDX)	7-16-2010	–	–	–	(3.82)	6.40	4.74	1.40	1.09
Institutional Class (WFENX)	3-9-1998	–	–	–	(3.53)	6.63	4.85	1.13	0.84
MSCI ACWI ex USA (Net)[4]	–	–	–	–	0.06	6.09	6.59	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	5

Growth of $10,000 investment[5] as of October 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended October 31, 2014.

■	The Fund remains overweight in many Hong Kong and Japanese companies, as well as selected undervalued European companies. The Fund benefited from positive stock-specific and allocation attribution in Hong Kong and the U.K. However, allocations to and stock selection in Japan and Germany detracted.

■	Materials, telecommunication services, and health care contributed to positive performance, while the industrials and consumer discretionary sectors detracted from performance in the reporting period.

We continued to adhere to our investment process.

The investment team continues to employ what we believe is a proven approach in using our proprietary fundamental research process, searching for non-consensus values around the globe, maintaining a focus on overall investment risk management, and rebalancing the portfolio only as needed to capture unusual stock and stock market movements.

Ten largest equity holdings[6] (%) as of October 31, 2014
China Everbright Limited	3.84
Valeant Pharmaceuticals International Incorporated	3.10
Mitsubishi UFJ Financial Group Incorporated	3.05
Zurich Financial Services AG	2.92
BP plc	2.72
Hitachi Limited	2.71
Siemens AG	2.68
Daiwa House Industry Company Limited	2.63
Akzo Nobel NV	2.59
Man Group plc	2.55

For the reporting period, some of the best stock performances came from the financials sector, with Man Group plc the top relative contributor. In our view, Man Group represents an undervalued franchise benefiting from improving fund performance, increasing asset flows, and cost and balance sheet restructuring. Other notable positive performers included China Everbright Limited (benefiting from significant Hong Kong/Shanghai capital market reforms), Marine Harvest ASA (an undervalued salmon producer with the leading global market position), Intesa Sanpaolo SpA (an Italian franchise bank purchased at a fraction of book value), Apple Incorporated (a global technology company with a leading franchise in smartphones), and Valeant smartphones), and Valeant Pharmaceuticals International Incorporated (a pharmaceutical company that became active in the merger and acquisition space). We retained a relative underweight to emerging markets equities, where, outside of China and South Korea, we find very few opportunities and increasing company, country, and currency risks.

On a sector basis, results in the industrials and consumer discretionary sectors detracted from performance, with the weakness primarily attributable to a few positions. Rheinmetall AG (a cyclically sensitive German auto parts maker), Metro AG (one of the world’s most global diversified retailers), and Debenhams plc (a U.K.-based department store retailer) were each affected by disinflation concerns across Europe despite positive company improvements and recovering profitability and restructurings. Other notable underperformers included Biostime International Holdings Limited (a structurally attractive China-based infant formula company), Daiwa Securities Group Incorporated (a Japanese financial reform beneficiary), and Anima Holding SpA (an Italian asset manager added during recent market stress).

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	7

Sector distribution[7] as of October 31, 2014

We continue to find opportunities in Europe and Asia.

Given a European environment that continues to experience negative pressures on regional economic growth, we are finding a number of highly attractive and undervalued stocks in Europe, several of which have been recovering from their 2014 lows. Many of the companies that we favor have the ability to help themselves by improving operations or have improving high-yielding franchises. Some examples include companies like our top European position, Siemens AG, a large German industrial conglomerate engaged in a firm-wide restructuring targeting 12% margins over the next several years and Zurich Insurance Group AG, Europe’s fourth-

largest insurer providing investors the potential for long-term attractive total return from a solid dividend yield and possible price appreciation.

We believe that Asia represents an outstanding investment opportunity given the reflationary policies that are accelerating in Japan and early signs of targeted reforms in China. In both cases, significant reforms should lead to positive results for investors, both local and foreign, yet too many positive changes are underreported or misunderstood. Our primary investments in Asia remain centered on Japanese stocks, many of which are benefiting not just from new economic policies but also from extremely strong earnings growth, low valuations, and improved corporate governance. A notable investor apathy toward most things Japanese-related has helped keep valuations low and has provided attractive buying opportunities. Our recent investment research combined with policy developments steered us in the direction of companies which we believe have strong and improving profitability because a two-tiered market increasingly appears inevitable in Japan. Highly profitable companies that possess leading global technologies, products, or competitive positions are increasingly the focus of investment at the expense of highly leveraged, poorly profitable companies—many of which are vulnerable to Japan’s higher sales tax or structural weaknesses such as Japan’s much-discussed aging population. In China, reforms continue apace, from posting judicial decisions online in a searchable database to connecting the Shanghai stock market with the Hong Kong stock market to create the world’s second-largest equity market. We believe that far-reaching and profound changes, particularly in China’s financial markets, present an increasingly well-set table for investors in China over the coming months and years.

Please see footnotes on page 5.

8	Wells Fargo Advantage International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$977.47	$5.43	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class B
Actual	$1,000.00	$974.20	$9.16	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class C
Actual	$1,000.00	$974.45	$9.16	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class R
Actual	$1,000.00	$976.86	$6.68	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Administrator Class
Actual	$1,000.00	$977.95	$5.43	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$979.11	$4.19	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage International Equity Fund	9

Security name	Shares	Value

Common Stocks: 90.03%

Canada: 3.10%
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	45,813	$6,094,962

China: 7.79%
Biostime International Holdings Limited (Consumer Staples, Food Products) «	433,000	980,443
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	386,000	4,803,131
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	2,802,000	4,328,473
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	4,800,000	3,175,180
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,521,715	2,017,386

		15,304,613

Germany: 8.66%
Bayer AG (Health Care, Pharmaceuticals)	30,127	4,283,152
Metro AG (Consumer Staples, Food & Staples Retailing) †	125,066	3,983,987
SAP AG (Information Technology, Software)	51,197	3,479,904
Siemens AG (Industrials, Industrial Conglomerates)	46,664	5,257,667

		17,004,710

Hong Kong: 4.62%
China Everbright Limited (Financials, Capital Markets)	3,878,000	7,540,826
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	2,548,000	410,695
Value Partners Group Limited (Financials, Capital Markets)	1,502,900	1,131,756

		9,083,277

Italy: 8.56%
Anima Holding SpA (Financials, Capital Markets) †	947,229	4,422,837
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	185,785	3,957,880
Intesa Sanpaolo SpA (Financials, Banks)	1,365,870	4,001,815
Prysmian SpA (Industrials, Electrical Equipment)	255,744	4,422,702

		16,805,234

Japan: 18.27%
Daiichikosho Company Limited (Consumer Discretionary, Media)	3,000	74,997
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	278,000	5,156,581
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	695,000	5,315,598
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,065,600	5,997,528
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	115,000	3,591,030
Mitsui OSK Lines Limited (Industrials, Marine)	979,000	3,015,660
Nitto Denko Corporation (Materials, Chemicals)	47,288	2,506,169
Nomura Holdings Incorporated (Financials, Capital Markets)	664,300	3,991,418
Sharp Corporation (Consumer Discretionary, Household Durables) †	717,000	1,749,014
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	53,400	3,089,190
West Holdings Corporation (Consumer Discretionary, Household Durables)	151,200	1,402,630

		35,889,815

Netherlands: 2.59%
Akzo Nobel NV (Materials, Chemicals) «	76,629	5,090,425

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Equity Fund	Portfolio of investments—October 31, 2014

Security name		Shares	Value

Norway: 3.02%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A		270,139	$1,521,921
Marine Harvest ASA (Consumer Staples, Food Products)		311,452	4,409,768

			5,931,689

Russia: 1.40%
Mobile TeleSystems ADR (Telecommunication Services, Wireless Telecommunication Services) (a)		454,436	2,741,906

South Korea: 4.94%
Hana Financial Group Incorporated (Financials, Banks)		109,437	3,793,887
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)		7,232	4,158,400
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)		6,990	1,746,306

			9,698,593

Sweden: 1.62%
Volvo AB Class B (Industrials, Machinery)		275,740	3,172,215

Switzerland: 7.50%
ABB Limited (Industrials, Electrical Equipment)		208,709	4,568,323
Novartis AG (Health Care, Pharmaceuticals)		47,737	4,430,613
Zurich Financial Services AG (Financials, Insurance)		18,989	5,739,231

			14,738,167

United Kingdom: 15.71%
BP plc (Energy, Oil, Gas & Consumable Fuels)		743,286	5,338,767
Capita plc (Industrials, Professional Services)		242,296	4,251,983
Man Group plc (Financials, Capital Markets)		2,526,058	5,002,679
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		42,649	3,581,845
Smiths Group plc (Industrials, Industrial Conglomerates)		150,535	2,805,447
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,486,295	4,928,821
Wolseley plc (Industrials, Trading Companies & Distributors)		93,292	4,950,267

			30,859,809

United States: 2.25%
QUALCOMM Incorporated (Information Technology, Communications Equipment)		56,279	4,418,464

Total Common Stocks (Cost $147,094,903)			176,833,879

	Expiration date
Participation Notes: 0.80%

China: 0.80%
Standard Chartered Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †	4-24-2015	61,639	1,579,846

Total Participation Notes (Cost $1,464,900)			1,579,846

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage International Equity Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 6.18%

Investment Companies: 6.18%
Securities Lending Cash Investments, LLC (l)(u)(r)	0.12%	1,228,320	$1,228,320
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	10,902,409	10,902,409

Total Short-Term Investments (Cost $12,130,729)			12,130,729

Total investments in securities (Cost $160,690,532) *	97.01%	190,544,454
Other assets and liabilities, net	2.99	5,873,308

Total net assets	100.00%	$196,417,762

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $162,780,753 and unrealized gains (losses) consists of:

Gross unrealized gains	$37,127,135
Gross unrealized losses	(9,363,434)

Net unrealized gains	$27,763,701

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Equity Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities (including $1,167,426 of securities loaned), at value (cost $148,559,803)	$178,413,725
In affiliated securities, at value (cost $12,130,729)	12,130,729

Total investments, at value (cost $160,690,532)	190,544,454
Cash	54,635
Foreign currency, at value (cost $123,965)	123,718
Receivable for investments sold	9,935,238
Receivable for Fund shares sold	274,017
Receivable for dividends	757,481
Receivable for securities lending income	1,130
Unrealized gains on forward foreign currency contracts	440,910
Prepaid expenses and other assets	31,855

Total assets	202,163,438

Liabilities
Payable for investments purchased	3,957,180
Payable for Fund shares redeemed	266,477
Payable upon receipt of securities loaned	1,228,320
Advisory fee payable	73,851
Distribution fees payable	14,049
Administration fees payable	42,121
Accrued expenses and other liabilities	163,678

Total liabilities	5,745,676

Total net assets	$196,417,762

NET ASSETS CONSIST OF
Paid-in capital	$209,732,620
Undistributed net investment income	7,799,740
Accumulated net realized losses on investments	(51,391,439)
Net unrealized gains on investments	30,276,841

Total net assets	$196,417,762

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$97,639,565
Shares outstanding – Class A1	8,656,372
Net asset value per share – Class A	$11.28
Maximum offering price per share – Class A2	$11.97
Net assets – Class B	$4,127,211
Shares outstanding – Class B1	377,011
Net asset value per share – Class B	$10.95
Net assets – Class C	$16,346,247
Shares outstanding – Class C1	1,478,199
Net asset value per share – Class C	$11.06
Net assets – Class R	$1,576,258
Shares outstanding – Class R1	138,325
Net asset value per share – Class R	$11.40
Net assets – Administrator Class	$12,962,300
Shares outstanding – Administrator Class[1]	1,168,738
Net asset value per share – Administrator Class	$11.09
Net assets – Institutional Class	$63,766,181
Shares outstanding – Institutional Class[1]	5,668,690
Net asset value per share – Institutional Class	$11.25

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $567,965)	$8,687,258
Securities lending income, net	127,548
Income from affiliated securities	4,013

Total investment income	8,818,819

Expenses
Advisory fee	1,799,484
Administration fees
Fund level	105,852
Class A	289,151
Class B	14,139
Class C	45,118
Class R	4,687
Administrator Class	10,557
Institutional Class	52,273
Shareholder servicing fees
Class A	278,031
Class B	13,595
Class C	43,383
Class R	4,506
Administrator Class	26,056
Distribution fees
Class B	40,784
Class C	130,149
Class R	4,506
Custody and accounting fees	75,869
Professional fees	61,539
Registration fees	72,328
Shareholder report expenses	7,571
Trustees’ fees and expenses	19,126
Other fees and expenses	19,324

Total expenses	3,118,028
Less: Fee waivers and/or expense reimbursements	(798,367)

Net expenses	2,319,661

Net investment income	6,499,158

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,245,808
Forward foreign currency contract transactions	1,693,617

Net realized gains on investments	2,939,425

Net change in unrealized gains (losses) on:
Unaffiliated securities	(17,533,580)
Forward foreign currency contract transactions	265,589

Net change in unrealized gains (losses) on investments	(17,267,991)

Net realized and unrealized gains (losses) on investments	(14,328,566)

Net decrease in net assets resulting from operations	$(7,829,408)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$6,499,158		$5,196,188
Net realized gains on investments		2,939,425		14,946,140
Net change in unrealized gains (losses) on investments		(17,267,991)		37,934,015

Net increase (decrease) in net assets resulting from operations		(7,829,408)		58,076,343

Distributions to shareholders from
Net investment income
Class A		(2,501,560)		(3,098,267)
Class B		(86,510)		(154,513)
Class C		(245,790)		(326,365)
Class R		(13,985)		(50,218)
Administrator Class		(102,289)		(96,415)
Institutional Class		(1,898,103)		(3,727,082)

Total distributions to shareholders		(4,848,237)		(7,452,860)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,770,644	20,755,971	980,044	10,332,997
Class B	2,057	23,111	5,575	57,185
Class C	286,544	3,296,726	44,038	450,351
Class R	34,731	411,910	67,899	728,584
Administrator Class	1,087,000	12,536,509	139,875	1,492,787
Institutional Class	1,478,849	17,423,599	1,081,036	11,762,888

		54,447,826		24,824,792

Reinvestment of distributions
Class A	183,571	2,204,689	277,238	2,736,335
Class B	7,028	82,440	14,857	143,218
Class C	18,292	216,764	28,843	281,219
Class R	467	5,680	2,608	25,768
Administrator Class	6,202	73,240	6,902	67,021
Institutional Class	100,489	1,200,840	152,962	1,503,617

		3,783,653		4,757,178

Payment for shares redeemed
Class A	(2,964,305)	(34,898,761)	(3,283,885)	(34,749,891)
Class B	(218,071)	(2,489,646)	(311,172)	(3,212,307)
Class C	(273,075)	(3,147,560)	(376,461)	(3,946,106)
Class R	(83,667)	(995,507)	(108,985)	(1,145,015)
Administrator Class	(259,973)	(2,909,657)	(175,747)	(1,866,621)
Institutional Class	(2,848,720)	(33,494,543)	(8,463,157)	(89,712,701)

		(77,935,674)		(134,632,641)

Net decrease in net assets resulting from capital share transactions		(19,704,195)		(105,050,671)

Total decrease in net assets		(32,381,840)		(54,427,188)

Net assets
Beginning of period		228,799,602		283,226,790

End of period		$196,417,762		$228,799,602

Undistributed net investment income		$7,799,740		$4,639,294

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.98	$9.77	$9.82	$10.41	$9.14
Net investment income	0.37 [2]	0.21	0.25	0.17	0.09 [2]
Net realized and unrealized gains (losses) on investments	(0.81)	2.27	(0.09)	(0.75)	1.42

Total from investment operations	(0.44)	2.48	0.16	(0.58)	1.51
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.21)	(0.01)	(0.24)
Net asset value, end of period	$11.28	$11.98	$9.77	$9.82	$10.41
Total return[3]	(3.77)%	25.99%	1.83%	(5.62)%	16.90%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.56%	1.53%	1.46%	1.19%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.07%
Net investment income	3.14%	2.03%	2.49%	1.55%	0.91%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$97,640	$115,821	$114,219	$162,954	$216,096

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.62	$9.47	$9.48	$10.12	$8.81
Net investment income	0.28 [2]	0.13 [2]	0.16 [2]	0.08 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.79)	2.21	(0.07)	(0.72)	1.41

Total from investment operations	(0.51)	2.34	0.09	(0.64)	1.42
Distributions to shareholders from
Net investment income	(0.16)	(0.19)	(0.10)	0.00	(0.11)
Net asset value, end of period	$10.95	$11.62	$9.47	$9.48	$10.12
Total return[3]	(4.48)%	25.07%	0.99%	(6.32)%	16.15%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.31%	2.28%	2.21%	1.94%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.82%
Net investment income	2.40%	1.27%	1.67%	0.77%	0.15%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$4,127	$6,810	$8,303	$12,873	$20,450

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.75	$9.58	$9.59	$10.24	$8.93
Net investment income	0.27 [2]	0.14 [2]	0.16 [2]	0.06	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.79)	2.22	(0.07)	(0.71)	1.41

Total from investment operations	(0.52)	2.36	0.09	(0.65)	1.42
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.10)	0.00	(0.11)
Net asset value, end of period	$11.06	$11.75	$9.58	$9.59	$10.24
Total return[3]	(4.49)%	25.05%	1.08%	(6.35)%	16.13%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.31%	2.28%	2.21%	1.94%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.82%
Net investment income	2.37%	1.30%	1.72%	0.79%	0.16%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$16,346	$16,997	$16,760	$22,578	$30,439

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.96	$9.75	$9.79	$10.40	$9.13
Net investment income	0.32 [2]	0.18 [2]	0.20 [2]	0.14 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	(0.79)	2.27	(0.06)	(0.75)	1.42

Total from investment operations	(0.47)	2.45	0.14	(0.61)	1.48
Distributions to shareholders from
Net investment income	(0.09)	(0.24)	(0.18)	0.00	(0.21)
Net asset value, end of period	$11.40	$11.96	$9.75	$9.79	$10.40
Total return	(4.00)%	25.68%	1.58%	(5.87)%	16.58%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.81%	1.78%	1.71%	1.45%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.33%
Net investment income	2.71%	1.72%	2.11%	1.31%	0.66%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$1,576	$2,234	$2,196	$3,050	$4,066

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class R of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.79	$9.62	$9.67	$10.28	$8.82
Net investment income	0.37 [2]	0.22	0.25	0.16	0.01
Net realized and unrealized gains (losses) on investments	(0.80)	2.22	(0.09)	(0.74)	1.45

Total from investment operations	(0.43)	2.44	0.16	(0.58)	1.46
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.21)	(0.03)	0.00
Net asset value, end of period	$11.09	$11.79	$9.62	$9.67	$10.28
Total return[3]	(3.82)%	26.00%	1.88%	(5.68)%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.37%	1.36%	1.25%	1.36%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	3.21%	2.08%	2.52%	1.58%	0.32%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$12,962	$3,955	$3,505	$3,436	$89

1.	For the period from July 16, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.96	$9.76	$9.83	$10.42	$9.17
Net investment income	0.37 [2]	0.24 [2]	0.37	0.19 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.77)	2.26	(0.19)	(0.75)	1.43

Total from investment operations	(0.40)	2.50	0.18	(0.56)	1.54
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.25)	(0.03)	(0.29)
Net asset value, end of period	$11.25	$11.96	$9.76	$9.83	$10.42
Total return	(3.53)%	26.31%	2.05%	(5.38)%	17.17%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.13%	1.10%	1.03%	0.87%
Net expenses	0.84%	0.84%	0.84%	0.84%	0.82%
Net investment income	3.18%	2.29%	2.67%	1.78%	1.15%
Supplemental data
Portfolio turnover rate	32%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$63,766	$82,982	$138,245	$227,158	$373,200

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	23

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and recognition of partnership income. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,509,525	$(1,509,525)

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $49,301,219 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Advantage International Equity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Canada	$6,094,962	$0	$0	$6,094,962
China	15,304,613	0	0	15,304,613
Germany	17,004,710	0	0	17,004,710
Hong Kong	9,083,277	0	0	9,083,277
Italy	16,805,234	0	0	16,805,234
Japan	35,889,815	0	0	35,889,815
Netherlands	5,090,425	0	0	5,090,425
Norway	5,931,689	0	0	5,931,689
Russia	0	2,741,906	0	2,741,906
South Korea	9,698,593	0	0	9,698,593
Sweden	3,172,215	0	0	3,172,215
Switzerland	14,738,167	0	0	14,738,167
United Kingdom	30,859,809	0	0	30,859,809
United States	4,418,464	0	0	4,418,464

Participation notes	0	1,579,846	0	1,579,846

Short-term investments
Investment companies	10,902,409	1,228,320	0	12,130,729
	184,994,382	5,550,072	0	190,544,454
Forward foreign currency contracts	0	440,910	0	440,910
Total assets	$184,994,382	$5,990,982	$0	$190,985,364

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	25

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.34% for Class R shares, 1.09% for Administrator Class shares, and 0.84% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2014, Funds Distributor received $11,979 from the sale of Class A shares and $152 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $64,290,730 and $91,774,180, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains
1-8-2015	Barclays	1,484,279,600	JPY	$13,225,106	$13,666,016	$440,910

26	Wells Fargo Advantage International Equity Fund	Notes to financial statements

The Fund had average contract amounts of $813,145 and $17,997,153 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$440,910*	$0	$0	$440,910
*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $407 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,848,237 and $7,452,860 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$8,382,992	$27,655,504	$(49,301,219)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	27

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.67% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $4,848,237 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2014. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage International Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the one-year period under review, but lower than the average performance of the Universe for the three-, five- and ten-year periods reviewed. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI ACWI Index ex USA (Net), for the one- and three-year periods under review, but lower than its benchmark for the five- and ten-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-, three- and five-year periods and the benchmark for the five- and ten-year periods. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that the Fund’s current portfolio management team assumed responsibility of the Fund in 2012 and that the Fund has experienced positive short-term performance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range or equal to the average rates for the Fund’s expense Groups for all classes except the Fund’s Class R shares, the Management Rate of which was higher than the average rate for its expense Group. However, the Board noted that the net operating expense ratios for all share classes of the Fund, including Class R, were lower than the median net operating expense ratios of their respective expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

34	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage International Equity Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229605 12-14 A240/AR240 10-14

Wells Fargo Advantage

Intrinsic World Equity Fund

Annual Report

October 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Intrinsic World Equity Fund for the 12-month period that ended October 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in Europe and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The U.S. stock market outperformed most international markets; the S&P 500 Index1, a proxy for U.S. large-cap stocks, ended the period with a 17.27% gain, while the MSCI EAFE Index (Net)2, a proxy for international developed markets, ended the period with a 0.60% loss.

Major central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate near zero, its guidance led investors to expect an interest-rate hike sometime in 2015.

In June 2014, the European Central Bank (ECB) announced a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank. In September, the ECB cut its key rate to a historic low of 0.05% and increased its negative interest rate. In Japan, the Bank of Japan (BoJ) maintained an aggressive monetary program aimed at combating deflation by doubling the bank’s asset base over two years; on the last day of the reporting period, the BoJ surprised observers by increasing its asset purchases.

The backdrop of a challenging geopolitical situation and slowing global growth caused significant volatility.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout the reporting period. As of October 2014, most investors believed that the situation would not result in a war. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a prolonged regional war.

Market volatility increased toward the end of the reporting period as renewed fears of slowing global growth took hold and investors began to price in expectations that the FOMC was finally looking to raise short-term interest rates.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	3

Economic news out of Europe trended lower for most of 2014. Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors. Returns in Asia were dampened by a sluggish Japanese economy as well as a late-period decline in the yen. Among countries in the MSCI EAFE, most of the major markets—such as Japan, Germany, and France—ended the period with losses. By contrast, U.S. economic news remained favorable; gross domestic product annualized growth was at least 3.5% in three of the past four quarters, pushing the U.S. stock market to a solid gain.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Partly as a result of slower European growth, the euro fell versus the dollar during the period, pressuring returns for U.S. dollar-denominated investors.

4	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jeffrey Peck

Jean-Baptiste Nadal, CFA

Average annual total returns1 (%) as of October 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	(2.48)	10.79	6.90	3.45	12.11	7.53	1.49	1.40
Class C (EWECX)	5-18-2007	1.65	11.28	6.73	2.65	11.28	6.73	2.24	2.15
Administrator Class (EWEIX)	5-18-2007	–	–	–	3.70	12.38	7.72	1.33	1.15
Institutional Class (EWENX)	7-30-2010	–	–	–	3.90	12.56	7.81	1.06	0.95
MSCI World Index (Net)[4]	–	–	–	–	8.67	11.41	6.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	5

Growth of $10,000 investment[5] as of October 31, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International World Index (Net) (MSCI World Index (Net)) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8.	For example, in “Are High-Quality Firms Also High-Quality Investments?” (2000), Federal Reserve Bank of New York analysts Peter Antunovich, David Laster, and Scott Mitnick provide evidence that investing in high-quality firms yields above-average returns. Additionally, “Quality Minus Junk,” Clifford S. Asness, Andrea Frazzini, and Lasse Heje Pedersen (2013) document strong and above-average returns attributable to high-quality companies.

6	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2014.

■	Stock selection was the source of the Fund’s underperformance. Relative sector weightings, which are a by-product of our bottom-up security selection process, had a modest net positive effect.

■	Security selection in the financials, health care, information technology (IT), and industrials sectors detracted from performance relative to the MSCI World Index. However, the negative impact of stock selection in IT was partially offset by our overweight to the sector, which was the second best performer in the index. Additionally, stock selection in and an underweight to the worst-performing materials sector contributed to relative return.

Despite an unfavorable environment for our portfolio, we continued to adhere to our investment philosophy and process.

We adhere to the same investment philosophy and process that we have consistently applied in the past. Our fundamental analysis involves identifying the stocks of what we believe are high-quality, value-creating businesses that are selling at a discount to our estimate of intrinsic (or true) value and that possess identifiable catalysts that could close the valuation gap over our investment time horizon.

Stock selection in the financials, health care, IT, and industrials sectors detracted from relative performance. In financials, multinational banking and financial service providers Standard Chartered plc and Société Générale SA were the principal detractors. In health care, IT, and industrials, French pharmaceutical company Sanofi-Aventis SA, consumer electronics maker Samsung Electronics Company Limited, and German industrial conglomerate Siemens AG detracted from relative performance.

By contrast, an underweight to and security selection in the materials sector contributed to performance relative to the benchmark, with chemicals company Air Products and Chemicals Incorporated, which we no longer, hold a notable contributor. (Sector overweights and underweights are by-products of our bottom-up stock selection process and are not the result of a top-down sector rotation strategy.)

By country, stock selection in the U.K., Germany, and Japan, as well as an overweight to underperforming France detracted from relative value for the period. Conversely, security selection in and an overweight to Hong Kong contributed to relative return. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Ten largest equity holdings[6] (%) as of October 31, 2014
The Walt Disney Company	2.85
JPMorgan Chase & Company	2.73
Texas Instruments Incorporated	2.60
Express Scripts Holding Company	2.57
QUALCOMM Incorporated	2.55
Franklin Resources Incorporated	2.49
EMC Corporation	2.48
Samsonite International SA	2.43
Oracle Corporation	2.41
Schlumberger Limited	2.41

Our long-term investment process has typically resulted in low portfolio turnover as the team seeks to invest in businesses over a three- to five-year investment horizon. During the fiscal year, we sold 6 companies in 4 different sectors and invested in 11 new companies across 6 sectors. The newest additions to the Fund included Honda Motor Company in consumer discretionary; BG Group plc in energy; Barclays plc, Goldman Sachs Group Incorporated, AIA Group Limited, and Société Générale SA in financials; Express Scripts Holding Corporation in health care; Siemens AG and Sensata Technologies Holding NV in industrials; and FMC Corporation in materials. All of these trades were driven by company-specific, fundamental analysis rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	7

Sector distribution[7] as of October 31, 2014

We remain confident that our investment process should create shareholder value over time.

There was no shortage of macroeconomic events over the past 12 months. Much of the recent domestic market commentary has focused on the direction U.S. Federal Reserve (Fed) Chair Janet Yellen might pursue with the completion of the Fed’s accommodative monetary policy. The Fed’s counterparts in China, Europe, and Japan have kept their monetary spigots wide open. In China, another round of government assistance was injected into the country’s top five banks in a bid to boost market liquidity and forestall future economic sluggishness. In the eurozone, weak inflation remains a concern for its leaders, escalating geopolitical tensions with Russia have damaged investor confidence, and European governments have intensified the debate about how to avoid a triple-dip recession and a fall into outright deflation. Consequently, European Central Bank President Mario Draghi noted that all policy options remain on the table. Japan continued to demonstrate its determination to pursue the country’s inflation targets as the Bank of Japan initiated purchases of negative-yield bonds.

In our view, the recent environment has been anomalous for investors that focus on high-quality investments. Higher-quality companies, as measured by varying factors such as a high level of share repurchases and an above-average return on equity, have recently underperformed. There is considerable research to indicate that high-quality companies produce a sizable performance premium over longer periods of time8. We believe that accommodative monetary policies around the world have contributed to investors’ infatuation with lower-quality investments. We think this has created distorted valuations for high-quality companies compared with low-quality companies. Activist manager involvement in many of our portfolio’s high-quality companies suggests that we are not alone in this assessment. We remain confident in our intrinsic value process and its focus on high-quality companies. Our investment team maintains a long-term focus on strong company fundamentals, the determination to seek out disconnected stock prices in the marketplace, and an ability to identify catalysts to unlock valuation that we believe will continue to return value to our clients.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2014	Ending account value 10-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$985.48	$7.01	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$981.41	$10.74	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Administrator Class
Actual	$1,000.00	$986.74	$5.76	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class
Actual	$1,000.00	$987.22	$4.76	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Intrinsic World Equity Fund	9

Security name	Shares	Value

Common Stocks: 99.09%

Chile: 0.48%
Enersis SA ADR (Utilities, Electric Utilities)	54,450	$859,766

France: 7.21%
Kering (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	15,085	2,910,235
L’Oreal SA (Consumer Staples, Personal Products)	10,847	1,700,474
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	30,313	2,798,103
Societe Generale SA (Financials, Banks)	75,522	3,635,611
Total SA (Energy, Oil, Gas & Consumable Fuels)	29,224	1,736,618

		12,781,041

Germany: 3.47%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	36,013	2,619,779
Siemens AG (Industrials, Industrial Conglomerates)	31,404	3,538,311

		6,158,090

Hong Kong: 4.80%
AIA Group Limited (Financials, Insurance)	752,730	4,197,929
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,299,570	4,315,059

		8,512,988

Japan: 6.52%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	104,920	3,249,648
Kao Corporation (Consumer Staples, Personal Products)	85,800	3,288,013
Kao Corporation ADR (Consumer Staples, Personal Products)	3,441	135,575
ORIX Corporation (Financials, Diversified Financial Services)	149,000	2,001,037
ORIX Corporation ADR (Financials, Diversified Financial Services)	11,940	850,367
TOTO Limited (Industrials, Building Products)	187,280	2,047,450

		11,572,090

Luxembourg: 1.62%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	35,209	2,870,448

Netherlands: 7.94%
Airbus Group NV (Industrials, Aerospace & Defense)	48,511	2,893,678
Heineken NV (Consumer Staples, Beverages)	42,372	3,164,138
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	84,582	4,128,447
Unilever NV (Consumer Staples, Food Products)	100,371	3,887,369

		14,073,632

South Korea: 2.23%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,393	3,949,447

Switzerland: 4.38%
Novartis AG ADR (Health Care, Pharmaceuticals)	43,661	4,046,938
Transocean Limited (Energy, Energy Equipment & Services) «	19,801	590,664
UBS AG (Financials, Capital Markets)	180,637	3,135,309

		7,772,911

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic World Equity Fund	Portfolio of investments—October 31, 2014

Security name		Shares	Value

United Kingdom: 8.09%
Barclays plc (Financials, Banks)		817,209	$3,147,954
BG Group plc (Energy, Oil, Gas & Consumable Fuels)		202,476	3,368,570
Diageo plc (Consumer Staples, Beverages)		78,476	2,307,390
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		78,880	2,816,193
Standard Chartered plc (Financials, Banks)		180,551	2,713,823

			14,353,930

United States: 52.35%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		89,138	3,885,525
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		36,690	3,962,520
Autoliv Incorporated GDR (Consumer Discretionary, Auto Components)		35,592	3,253,536
Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		53,482	3,751,227
Charles Schwab Corporation (Financials, Capital Markets)		133,105	3,816,120
eBay Incorporated (Information Technology, Internet Software & Services) †		57,753	3,032,033
EMC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)		152,937	4,393,880
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		36,555	3,474,553
Express Scripts Holding Company (Health Care, Health Care Providers & Services) †		59,284	4,554,197
FMC Corporation (Materials, Chemicals)		31,826	1,825,221
Franklin Resources Incorporated (Financials, Capital Markets)		79,429	4,417,047
Goldman Sachs Group Incorporated (Financials, Capital Markets)		20,969	3,983,900
JPMorgan Chase & Company (Financials, Banks)		79,910	4,832,961
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)		36,916	3,282,940
Oracle Corporation (Information Technology, Software)		109,483	4,275,311
PepsiCo Incorporated (Consumer Staples, Beverages)		41,688	4,009,135
QUALCOMM Incorporated (Information Technology, Communications Equipment)		57,691	4,529,320
Schlumberger Limited (Energy, Energy Equipment & Services)		43,290	4,270,991
SunTrust Banks Incorporated (Financials, Banks)		71,526	2,799,528
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		92,670	4,601,992
The Home Depot Incorporated (Consumer Discretionary, Specialty Retail)		18,204	1,775,254
The Walt Disney Company (Consumer Discretionary, Media)		55,356	5,058,431
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		37,804	3,966,018
Visa Incorporated Class A (Information Technology, IT Services)		16,573	4,001,219
Zions Bancorporation (Financials, Banks)		37,701	1,092,198

			92,845,057

Total Common Stocks (Cost $133,336,745)			175,749,400

	Yield
Short-Term Investments: 1.37%

Investment Companies: 1.37%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	568,700	568,700
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	1,852,260	1,852,260

Total Short-Term Investments (Cost $2,420,960)			2,420,960

Total investments in securities (Cost $135,757,705) *	100.46%	178,170,360
Other assets and liabilities, net	(0.46)	(815,525)

Total net assets	100.00%	$177,354,835

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Intrinsic World Equity Fund	11

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $136,551,142 and unrealized gains (losses) consists of:

Gross unrealized gains	$50,317,957
Gross unrealized losses	(8,698,739)

Net unrealized gains	$41,619,218

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities (including $560,804 of securities loaned), at value (cost $133,336,745)	$175,749,400
In affiliated securities, at value (cost $2,420,960)	2,420,960

Total investments, at value (cost $135,757,705)	178,170,360
Foreign currency, at value (cost $32,537)	30,594
Receivable for Fund shares sold	36,681
Receivable for dividends	117,412
Receivable for securities lending income	900
Prepaid expenses and other assets	29,036

Total assets	178,384,983

Liabilities
Payable for Fund shares redeemed	180,707
Payable upon receipt of securities loaned	568,700
Advisory fee payable	112,407
Distribution fees payable	6,495
Administration fees payable	47,030
Accrued expenses and other liabilities	114,809

Total liabilities	1,030,148

Total net assets	$177,354,835

NET ASSETS CONSIST OF
Paid-in capital	$131,988,627
Undistributed net investment income	538,166
Accumulated net realized gains on investments	2,418,476
Net unrealized gains on investments	42,409,566

Total net assets	$177,354,835

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$157,060,800
Shares outstanding – Class A1	7,015,392
Net asset value per share – Class A	$22.39
Maximum offering price per share – Class A2	$23.76
Net assets – Class C	$9,787,626
Shares outstanding – Class C1	452,367
Net asset value per share – Class C	$21.64
Net assets – Administrator Class	$7,327,263
Shares outstanding – Administrator Class[1]	328,168
Net asset value per share – Administrator Class	$22.33
Net assets – Institutional Class	$3,179,146
Shares outstanding – Institutional Class[1]	141,897
Net asset value per share – Institutional Class	$22.40

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Intrinsic World Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $200,389)	$3,878,120
Securities lending income, net	61,311
Income from affiliated securities	1,446

Total investment income	3,940,877

Expenses
Advisory fee	1,498,565
Administration fees
Fund level	93,660
Class A	435,003
Class C	26,231
Administrator Class	7,198
Institutional Class	2,180
Shareholder servicing fees
Class A	418,272
Class C	25,222
Administrator Class	16,134
Distribution fees
Class C	75,665
Custody and accounting fees	25,558
Professional fees	52,561
Registration fees	62,845
Shareholder report expenses	50,147
Trustees’ fees and expenses	10,247
Other fees and expenses	12,151

Total expenses	2,811,639
Less: Fee waivers and/or expense reimbursements	(143,744)

Net expenses	2,667,895

Net investment income	1,272,982

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,277,155
Net change in unrealized gains (losses) on investments	(9,175,909)

Net realized and unrealized gains (losses) on investments	5,101,246

Net increase in net assets resulting from operations	$6,374,228

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2014		Year ended October 31, 2013

Operations
Net investment income		$1,272,982		$1,593,402
Net realized gains on investments		14,277,155		6,100,111
Net change in unrealized gains (losses) on investments		(9,175,909)		28,921,892

Net increase in net assets resulting from operations		6,374,228		36,615,405

Distributions to shareholders from
Net investment income
Class A		(1,863,591)		(2,139,717)
Class C		(51,916)		(49,898)
Administrator Class		(64,491)		(41,171)
Institutional Class		(34,571)		(18,116)

Total distributions to shareholders		(2,014,569)		(2,248,902)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	233,908	5,271,086	488,164	9,695,905
Class C	50,986	1,125,201	124,686	2,366,816
Administrator Class	311,050	6,906,837	207,320	3,983,378
Institutional Class	77,064	1,740,401	128,630	2,562,388

		15,043,525		18,608,487

Reinvestment of distributions
Class A	80,375	1,805,214	114,035	2,068,598
Class C	2,231	48,726	2,582	45,654
Administrator Class	2,592	57,936	1,888	34,067
Institutional Class	1,542	34,536	1,003	18,116

		1,946,412		2,166,435

Payment for shares redeemed
Class A	(1,004,696)	(22,616,282)	(1,084,686)	(21,543,868)
Class C	(70,464)	(1,532,097)	(80,316)	(1,555,920)
Administrator Class	(228,770)	(5,076,626)	(77,769)	(1,549,990)
Institutional Class	(44,254)	(998,282)	(53,354)	(1,095,769)

		(30,223,287)		(25,745,547)

Net decrease in net assets resulting from capital share transactions		(13,233,350)		(4,970,625)

Total increase (decrease) in net assets		(8,873,691)		29,395,878

Net assets
Beginning of period		186,228,526		156,832,648

End of period		$177,354,835		$186,228,526

Undistributed net investment income		$538,166		$1,303,468

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.88	$17.94	$15.55	$15.06	$13.27
Net investment income	0.17	0.20	0.16	0.12 [2]	0.12
Net realized and unrealized gains (losses) on investments	0.59	4.00	1.87	0.48	1.78

Total from investment operations	0.76	4.20	2.03	0.60	1.90
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.11)	(0.11)	(0.11)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00
Net asset value, end of period	$22.39	$21.88	$17.94	$15.55	$15.06
Total return[3]	3.45%	23.74%	16.25%[4]	4.00%	14.43%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.49%	1.51%	1.50%	1.53%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.46%
Net investment income	0.70%	0.95%	0.91%	0.79%	0.75%
Supplemental data
Portfolio turnover rate	23%	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$157,061	$168,621	$146,930	$139,100	$100,460

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.19	$17.37	$15.15	$14.68	$12.96
Net investment income (loss)	(0.02)	0.05	0.02	(0.01)[2]	0.07
Net realized and unrealized gains (losses) on investments	0.58	3.89	1.82	0.49	1.69

Total from investment operations	0.56	3.94	1.84	0.48	1.76
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.09)	(0.01)	(0.04)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00
Net asset value, end of period	$21.64	$21.19	$17.37	$15.15	$14.68
Total return[3]	2.65%	22.82%	15.39%[4]	3.27%	13.58%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.24%	2.26%	2.20%	2.28%
Net expenses	2.15%	2.15%	2.15%	2.15%	2.21%
Net investment income (loss)	(0.06)%	0.20%	0.16%	(0.05)%	0.04%
Supplemental data
Portfolio turnover rate	23%	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$9,788	$9,949	$7,341	$6,817	$588

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.81	$17.89	$15.52	$15.02	$13.23
Net investment income	0.22 [2]	0.24 [2]	0.19 [2]	0.15 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	0.59	3.99	1.87	0.49	1.78

Total from investment operations	0.81	4.23	2.06	0.64	1.93
Distributions to shareholders from
Net investment income	(0.29)	(0.31)	(0.16)	(0.14)	(0.14)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00
Net asset value, end of period	$22.33	$21.81	$17.89	$15.52	$15.02
Total return	3.70%	24.03%	16.52%[3]	4.27%	14.72%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.31%	1.34%	1.30%	1.29%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.21%
Net investment income	0.96%	1.18%	1.14%	0.99%	1.06%
Supplemental data
Portfolio turnover rate	23%	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$7,327	$5,306	$2,001	$1,986	$144

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.87	$17.93	$15.54	$15.02	$13.80
Net investment income	0.25 [2]	0.26 [2]	0.17 [2]	0.16	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.60	4.02	1.92	0.51	1.19

Total from investment operations	0.85	4.28	2.09	0.67	1.22
Distributions to shareholders from
Net investment income	(0.32)	(0.34)	(0.17)	(0.15)	0.00
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00
Net asset value, end of period	$22.40	$21.87	$17.93	$15.54	$15.02
Total return[3]	3.90%	24.28%	16.74%[4]	4.50%	8.84%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.06%	1.10%	1.00%	1.23%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.11%	1.32%	1.03%	1.12%	0.91%
Supplemental data
Portfolio turnover rate	23%	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$3,179	$2,352	$561	$573	$11

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	21

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(23,715)	$23,715

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $152,261 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Chile	$859,766	$0	$0	$859,766
France	12,781,041	0	0	12,781,041
Germany	6,158,090	0	0	6,158,090
Hong Kong	8,512,988	0	0	8,512,988
Japan	11,572,090	0	0	11,572,090
Luxembourg	2,870,448	0	0	2,870,448
Netherlands	14,073,632	0	0	14,073,632
South Korea	3,949,447	0	0	3,949,447
Switzerland	7,772,911	0	0	7,772,911
United Kingdom	14,353,930	0	0	14,353,930
United States	92,845,057	0	0	92,845,057

Short-term investments
Investment companies	1,852,260	568,700	0	2,420,960
Total assets	$177,601,660	$568,700	$0	$178,170,360

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Fund increase. For the year ended October 31, 2014, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	23

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Administrator Class shares and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2014, Funds Distributor received $9,444 from the sale of Class A shares and $50 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2014 were $42,083,589 and $55,978,100, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2014, the Fund paid $354 in commitment fees.

For the year ended October 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,014,569 and $2,248,902 of ordinary income for the years ended October 31, 2014 and October 31, 2013, respectively.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$957,703	$2,956,322	$41,616,129	$(152,261)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

9. SUBSEQUENT DISTRIBUTION

On December 11, 2014, the Fund declared distributions from long-term capital gains to shareholders of record on

December 10, 2014. The per share amounts payable on December 12, 2014 were as follows:

Long-term capital gains
Class A	$0.37465
Class C	$0.37465
Administrator Class	$0.37465
Institutional Class	$0.37465

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Intrinsic World Equity Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic World Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

26	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 64.24% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $2,014,569 of income dividends paid during the fiscal year ended October 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. Prior thereto he joined Fidelity Management and Research Company in 1984 with assignments including equities analyst, portfolio manager, research director, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. Served on the boards of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior thereto, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

30	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except for the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI World Index (Net), for all periods under review except for the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the one-year period. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period including the Fund’s recent portfolio management changes. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were either in range or equal to the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	31

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Intrinsic World Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229606 12-14 A241/AR241 10-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Audit fees	$379,300	$323,710
Audit-related fees	—	—
Tax fees (1)	45,610	41,880
All other fees	—	—

	$424,910	$365,590

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of investments for each Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: December 23, 2014

By:

/s/ Nancy Wiser

Nancy Wiser Treasurer

Date: December 23, 2014

By:

/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date: December 23, 2014